================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                   FORM N-CSR

                          ----------------------------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-21085

                          ----------------------------

                       THE METZLER/PAYDEN INVESTMENT GROUP
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          ----------------------------

                  333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                             EDWARD S. GARLOCK, ESQ.
                                 PAYDEN & RYGEL
                  333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 213-625-2870

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2008

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2008

================================================================================

ITEM 1. REPORT TO SHAREHOLDERS

                           (PAYDEN MUTUAL FUNDS LOGO)

                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2008

CONTENTS

-           President's Letter

- -         Morningstar Highly Rated Funds

1           Management Discussion & Analysis

7           Portfolio Highlights & Investments

51          Statements of Assets & Liabilities

55          Statements of Operations

59          Statements of Changes in Net Assets

65          Notes to Financial Statements

76          Financial Highlights

88          Report of Independent Registered Public Accounting Firm

89          Fund Expenses

91          Approval of Investment Advisory Agreement

94          Trustees & Officers

                                                                   Annual Report

DEAR FELLOW SHAREHOLDERS,

      At the start of the fiscal year, November 1, 2007, concerns in the capital markets mounted in three key areas. First, the lack of liquidity in the fixed income market, which had been a problem prior to November 2007, accelerated toward the end of the last fiscal year. Second, concerns over inflation with increased commodity prices, not only oil but metals, escalated rapidly. Third, a deepening concern of the credit and leverage problem grew on a global basis.

      However, moving forward to the end of the fiscal year, October 31, 2008, major shifts developed around these concerns. A rapid decline in oil and other commodity prices lessened inflationary pressures and world central banks lowered interest rates significantly for the foreseeable future. Liquidity in the global credit crisis continued to be a concern. During the past few months, the United States, United Kingdom and Europe have taken significant steps to provide massive liquidity for the banking system and have become the guarantor of last resort for many large financial institutions. These corrective measures are taking hold, although very slowly, and any turnaround will likely take some time as drastic economic slowdown has resulted from these pressures on the financial system.

      Against this backdrop, the Payden Mutual Funds, which invest across a broad array of global markets, both equity and fixed income, have taken a posture of conservatism with a great deal of emphasis on maintaining liquidity and diversification. As a result, the Payden Mutual Fund family has weathered the storm relatively well and without experiencing any major liquidity or outflow problems. In fact, the total market value of the Funds are approximately at the same level as the beginning of the fiscal year indicating that there have been greater inflows than outflows. Most importantly, we continue to produce competitive results against our peers.

      We want to assure our shareholders that Payden & Rygel, the advisor to the Payden Mutual Funds, continues to be independent, with no debt and no leverage, resulting in a financially strong organization. Looking to the future, our policies and investment philosophy will continue to emphasize liquidity and diversification of assets, and we will to seek out undervalued assets with strong recovery potential that present attractive investment opportunities.

      We again thank our shareholders for the confidence you have placed in us. We want to assure you of our continued commitment to our investment philosophy which continues to withstand the test of time.

      -s- Joan A. Payden                       -s- Scoot J.Weiner
      Joan A. Payden                           Scott J. Weiner
      Chairman & CEO                           Chairman & President
      Payden & Rygel Investment Group          Metzler/Payden Investment Group

PAYDEN MUTUAL FUNDS HIGHLY RATED* BY MORNINGSTAR(TM)

OCTOBER 31, 2008

                                                                                                         NUMBER OF FUNDS
                                                                                                 --------------------------------
       FUND             OVERALL       3YR         5YR       10YR     MORNINGSTAR(TM) CATEGORY    OVERALL/3 YR    5YR       10YR
--------------------  -----------  ----------  ---------  ---------  --------------------------  ------------  --------  --------
U.S. Government           * * * *   * * * * *    * * * *    * * * *  Short government                 147        140       105
Short Bond              * * * * *     * * * *  * * * * *  * * * * *  Short-term bond                  378        321       165
Tax Exempt Bond           * * * *     * * * *    * * * *      * * *  Muni national intermediate       235        209       128
California Municipal                                                 Muni California
Income                    * * * *     * * * *    * * * *        N/A  intermediate/short                82         73       N/A
High Income               * * * *     * * * *      * * *    * * * *  High yield bond                  473        406       227
Emerging Markets
Bond                      * * * *     * * * *    * * * *        N/A  Emerging Markets Bond             52         45       N/A
GNMA                      * * * *     * * * *    * * * *        N/A  Intermediate government          351        326       N/A

* An overall rating is based on a weighted average of the fund's ratings for the three-, five-, and ten-year periods, if applicable. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars and the next 22.5% receive four stars. Highly rated funds are defined as those that have a four or five star Morningstar rating. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Morningstar is a registered trademark of Morningstar, Inc. and is not affiliated with Payden Mutual Funds.

MANAGEMENT DISCUSSION & ANALYSIS

Short Duration Bond Strategies

The 2008 fiscal year was a tumultuous period in the capital markets. While the crisis started with the housing sector and begat a deleveraging frenzy throughout the year, by September it had snowballed into a credit market freeze of immense proportion. After dropping the Federal Funds rate from 4.5% to 2% and then holding steady beginning in April, the Federal Reserve Board at an emergency meeting on October 8th joined other foreign Central Banks in a coordinated rate cut and lowered the rate by 0.50%. As inflation concerns dissipated and the downside risk to growth became more evident, the Federal Reserve Board cut another 0.50% on October 29th for a cumulative 1.00% reduction in the month of October. A low Federal Funds rate should help foster a period of stabilization in the capital markets in the coming quarters.

September proved to be a tipping point for financial firms. The U.S. Treasury's September 6th seizure of Fannie Mae and Freddie Mac marked the first stop on a ride that would see Lehman Brothers declare bankruptcy, AIG rely on an $85 billion loan from the government to survive, the Reserve Primary Fund, the very first money market fund "broke the buck," and the rush towards banking and brokerage industry consolidation in an effort to stave off a Lehman Brothers-like outcome. These extraordinary events led to the creation of a multitude of proposals and programs intended to provide relief to financial institutions and bring confidence and sanity back to the capital markets. It also made for a very difficult time for investors.

In September and October, investors raced to buy short U.S. Treasury securities in a flight-to-safety rally. Risk-free yields fell to levels last scene in March at the height of the crisis surrounding the takeover of Bear Stearns. All non-U.S. Treasury securities underperformed to varying degrees. Securities related to the housing market suffered the worst, while Agency and corporate bonds also experienced significant negative performance as investors fled to U.S. Treasury securities.

The PAYDEN CASH RESERVE MONEY MARKET FUND (PBHXX) continued to perform well beating its benchmarks despite the turbulent economic environment. For the fiscal year ended October 31, 2008, the Fund returned 2.76% compared to a return of 2.56% for the Lipper Money Market Average and 2.26% for the Lipper Government Money Market Average. The Fund's sustained focus on federal agency notes and bonds contributed to the outperformance.

The PAYDEN LIMITED MATURITY FUND (PYLMX) returned -0.85% for the fiscal year ended October 31, 2008, compared to a return of 2.72% for its benchmark, the Merrill Lynch 90-day Treasury Bill Index. At the beginning of the period, the Fund benefited from a rejuvenated corporate bond market. This was the period following the initial Federal Reserve Board programs targeted towards addressing the dislocation in the mortgage market. However, the respite did not last long as corporate risk premiums ratcheted higher in September and October following the credit market freeze. The Fund's positive performance from longer duration positioning versus the benchmark, coupled with the exposure to non-U.S. securities, were not enough to overcome the negative price pressures in the corporate and mortgage-backed sectors.

The PAYDEN SHORT BOND FUND (PYSBX) generated a return of 1.52% for the fiscal year ended October 31, 2008, compared to a return of 6.86% for its all Treasury benchmark, the Merrill Lynch 1-3 Year Treasury Index. In a continued flight-to-safety market, participants sought the quality of U.S. Treasury guaranteed debt. All non-U.S. Treasury sectors failed to keep pace. Exposure to non-U.S. securities provided positive performance, mitigating some of the underperformance for the period.

The PAYDEN U.S. GOVERNMENT FUND (PYUSX) returned 6.54% for the fiscal year ended October 31, 2008, compared to a return of 8.20% for its all U.S. Treasury benchmark, the Merrill Lynch 1-5 Year Treasury Index. Despite the conservatorship of Fannie Mae and Freddie Mac by the U.S. Treasury, the risk premiums on Agency debt rose during the period contributing negatively to performance.

The PAYDEN GLOBAL SHORT BOND FUND (PYGSX) generated a return of -2.90% for the fiscal year ended October 31, 2008, compared to a return of 6.86% for its all U.S. Treasury benchmark, the Merrill Lynch 1-3 Year Treasury Index. The tight credit markets coupled with the flight-to-safety led to the negative performance. All non-U.S. Treasury sectors felt the pinch failing to keep pace with U.S. Treasuries.

Intermediate Duration Bond Strategies

The PAYDEN GNMA FUND (PYGNX) returned 4.29% for the fiscal year ended October 31, 2008 compared to 4.31% for its benchmark the Merrill Lynch GNMA Master Index. The past year was unprecedented for global financial markets. The deterioration in the U.S. housing sector was the catalyst for massive global deleveraging that extended across almost all risk assets from fixed income to equities.

1 PAYDEN MUTUAL FUNDS

One of the few safe havens was GNMA securities. The Fund was able to keep pace with its benchmark by staying fully invested and overweighting higher coupon mortgage pools. Higher coupon mortgage pools did well because mortgage interest rates failed to respond to the cuts in rates by the Federal Reserve Board. The failure of mortgage rates to drop along with tighter lending conditions by banks contributed to lower refinancing opportunities for homeowners. The lack of refinancing activity constrained prepayments for the Fund's higher coupon mortgage pools and led to higher returns. Looking forward, we expect further rate cuts by the Federal Reserve Board with conditions in the lending and housing markets limiting any potential spike in prepayments. This should allow the Fund to continue to realize healthy returns.

For the fiscal year ended October 31, 2008, the PAYDEN CORE BOND FUND (PYCBX) lagged its benchmark, returning -4.97% versus 0.30% for the Lehman Aggregate Index. The underperformance is largely derived from our decision to hold a higher percentage of U.S. investment grade corporate bonds compared to the benchmark. The dramatic sell off in all assets classes, except U.S. Treasuries, resulted in the lagging result. Our overweight to corporate bonds did allow us to stay largely clear of other fixed income sectors, such as commercial mortgage-backed securities and asset-backed securities that posted large declines.

We believe there are significant differences between investment-grade corporate bonds and structured securities, such as mortgage-related products and asset-backed securities. Within the Fund, we have chosen to maintain our positions in the corporate bond sector and have streamlined our holdings of mortgages to include primarily agency guaranteed securities from Fannie Mae, Freddie Mac and full faith and credit GNMA securities. Our focus on corporate bonds is based on the expectation that this segment of the market can recover from the current distressed prices and will slowly accrue back towards par as the securities pull towards their maturity date.

In addition to traditional investment-grade fixed income sectors, the PAYDEN OPPORTUNITY BOND FUND (PYOBX) invests in below investment-grade sectors, such as high yield and emerging markets. All three sectors were punished during the fiscal year ended October 31, 2008, contributing to the Fund's performance of -7.71%, versus its benchmark the Lehman Aggregate Index, which returned 0.30%, for the period. The Fund holds small allocations of high yield and emerging markets, at roughly 5% each. However, these sectors have been more closely correlated with the downturn in equities, and have returned about -21% over the one year period. As with the case in investment-grade corporate bonds, we believe the prices of high yield bonds, in particular, have diverged from fundamental analysis, and are being severely impacted by a lack of liquidity in the marketplace. At this time, we are comfortable maintaining the current positions and expect over time to recover a substantial portion of the unrealized losses to date.

High Yield Bond Strategy

The global capital markets faced unprecedented volatility over the fiscal year ended October 31, 2008. The high yield market has been negatively impacted by collateral damage as many investors were in a risk reduction mode in September and October 2008. Many non-traditional high yield investors, such as hedge funds, sold liquid assets, such as high yield bonds, to raise cash for expected redemptions.

From January to August 2008, the high yield market was down a moderate -2.25%. But, from the time the capital markets tsunami hit in mid-September through the end of October 2008, broad high yield indices were down a stunning -22.5%. September and October were the worst two months in terms of monthly performance for the high yield market since 1985. No high yield industry sectors were spared from the large September/October sell-off, with traditionally defensive sectors, such as energy, healthcare and utilities, negatively impacted by the market weakness. The market at the end of October was pricing in a 15% default rate, despite the fact that actual defaults remain low at 3%.

The PAYDEN HIGH INCOME FUND (PYHRX) generated a return of -21.35% versus a return of -26.15% for its benchmark the Merrill Lynch High Yield Constrained Index over the fiscal year ended October 31, 2008. The Fund's outperformance was due both to strong security selection and the more "defensive" industry sector selection versus the benchmark. The Fund's overweights in sectors such as energy, healthcare and utilities added to performance as these sectors generally outperformed the broad market. Similarly, the Fund's performance significantly benefited because the Fund underweight those sectors, such as chemicals, homebuilders and paper/packaging which generally underperformed.

                                                                 Annual Report 2

MANAGEMENT DISCUSSION & ANALYSIS continued

Tax Exempt Bond Strategies

The fiscal year ended October 31, 2008 represented a truly landmark time period for municipal finance. The year brought the demise of the bond insurance industry, the collapse of the auction rate market, tremendous volatility due to massive de-leveraging, broad scale changes from credit rating agencies, a reduction in Wall Street participation and the return of retail investors as a significant influence on the market. These events, in conjunction with unprecedented actions from the federal government, resulted in mixed performance for municipal bonds. Shorter-term instruments (maturities less than 10-years) generated positive total returns as the Federal Reserve Board cut short-term interest rates by 3.50% and investors flocked to the safety of the front end of the yield curve. Longer-term bonds suffered from intense selling pressure and risk aversion, resulting in negative total returns. By the end of the fiscal year period, 2-year yields had declined 0.85% to 2.50%, while 30-year yields rose nearly 1.00% to 5.35%.

For the fiscal year ended October 31, 2008, the PAYDEN TAX-EXEMPT BOND FUND (PYTEX) returned 0.04%, while the Fund's benchmark, the Lehman Quality Intermediate Index, returned 2.23%. Maturities longer than 10 years detracted from returns, as did sectors such as lease revenue, airports and healthcare.

The PAYDEN CALIFORNIA MUNICIPAL INCOME FUND (PYCRX) returned -0.12% for the fiscal year ended October 31, 2008, while its benchmarks, the Lehman 7 Year Municipal Index and the Lehman California Intermediate Index, returned 1.91% and 1.51%, respectively, for the same period. Bonds longer than 10 years detracted from returns as the yield curve steepened. Yield premiums for California State general obligation bonds widened relative to national high quality bonds. On the other hand, the Fund's high quality bias enhanced performance.

Global Bond Strategies

During the fiscal year ended October 31 2008, international bond markets experienced unprecedented levels of volatility and illiquidity which threatened the foundations of the global financial system. The U.S. government bailed out several institutions it considered too big to fail and announced a plan to purchase trouble assets, while the governments in continental Europe and the United Kingdom stepped in to support several of their major banks and guarantee retail deposits. Inter-bank lending came to a halt, as banks lost confidence in each other, and central bank efforts to lubricate money markets by providing massive amounts of liquidity are only now beginning to take effect. A protracted and ongoing decline in commodity prices alleviated inflation fears and in early October 2008, the European Central Bank, the Bank of England and several other central banks around the world joined the Federal Reserve Board in cutting rates. Rates have fallen further since then, and there are widespread expectations that monetary policy will be eased aggressively in coming months. In currency markets, the year's events have been mixed for the U.S. dollar, seeing it close significantly stronger against the Euro and Sterling, but markedly weaker against the yen.

For the fiscal year ended October 31 2008, the PAYDEN GLOBAL FIXED INCOME FUND returned -2.45%, underperforming its benchmark, the Lehman Global Aggregate Index Hedged, which returned 1.59%. The Fund benefited from a long duration position in the U.S., and to a lesser extent, Canada, as yields continued to fall. The Fund's short position in peripheral European government bonds versus Bunds also contributed positively and there was a minor net benefit from currency positions. However, these gains were more than offset by the Fund's holdings of high yield and emerging market debt, adjustable rate mortgages, corporate and asset-backed floating rate notes and other asset-backed securities, all of which detracted from performance over the period. Efforts to reduce exposure to these sectors, as credit concerns continued to escalate, imposed a liquidity cost and detracted further from performance.

Emerging Market Bond Strategy

The emerging market sector underperformed U.S. Treasuries over the fiscal year ended October 31, 2008. Emerging market dollar-pay bond spreads widened by approximately 4.83%, with most of the sell-off occurring during the month of October. With risk aversion and fears of a more severe global economic slowdown growing, emerging markets suffered along with other risk markets. The sector also experienced large outflows in the second half of the year, and fund managers were forced to reduce positions to raise cash in an already illiquid environment. This exacerbated the spread widening to levels last seen in 2002. However, supporting measures taken by the Federal Reserve Board and the International Monetary Fund, which pledged financing to some emerging market countries, reversed the widening trend in the final week of October. Local currency bonds also underperformed U.S. Treasuries, as inflation concerns across all regions caused a sell-off in local rates in the beginning of the year. Rates remained high as risk aversion also impacted local markets. The continued weakness in commodities and the upward rise of the U.S. dollar weighed on emerging market currencies.

3 PAYDEN MUTUAL FUNDS

External risk factors to emerging market performance relate primarily to concerns about continued credit market turbulence and the global economic growth slowdown. However, many emerging markets are in a better position than ever before to withstand external liquidity shocks. We see risks in certain smaller markets, such as those in Eastern Europe that exhibit large current account deficits, and commodity exporters in Latin America that are likely to experience a more severe slowdown.

The PAYDEN EMERGING MARKET BOND FUND (PYEMX) returned -21.19% for the fiscal year ended October 31, 2008, as compared to a return of -20.21 % for the J.P. Morgan EMBI Global Diversified Index and a return of -19.12% for the J.P. Morgan EMBI Global Index. Non-sovereign positions, including corporates and swaps, detracted from performance due to contagion from general credit market weakness. The Fund has been overweight in Latin America, favoring improving credits such as Brazil, Mexico and Peru. We have also maintained an underweight position in Eastern Europe, avoiding Bulgaria, Hungary and Poland and underweighting Turkey, and an underweight exposure in Asia and Africa. We have reduced our overall local markets bonds allocation and initiated short currency positions in countries where fundamentals are more challenging, such as South Africa and Hungary.

U.S. Equity Strategies

The U.S. equity markets suffered double-digit losses for the fiscal year ended October 31, 2008. This ended the streak of five consecutive years of positive returns. The markets started the year on a negative note as the sub-prime mortgage crisis spread throughout the economy and corporate earnings declined. Stock market participants caught an early glimpse of the financial destruction to come with the emergency acquisition of Wall Street firm Bear Stearns by JPMorgan. The equity markets managed to rally briefly from the March lows with the help of the Federal Reserve Board's multiple interest rate cuts. Unfortunately, the markets continued to decline as negative news out of the financial sector and fears of a global economic recession dominated headlines. Stock market volatility spiked in the month of September, as the equity markets continued to stake out new lows for the year. Financial companies were particularly hard hit as frozen credit markets led to a number of bankruptcies and government bailouts, most notably the bailouts of mortgage companies Fannie Mae and Freddie Mac, and the bankruptcy of Wall Street broker Lehman Brothers. The meltdown in the financial markets led to a $700 billion rescue plan by the U.S. government. Despite passage of the plan, the equity markets found no relief, as stocks continued to reach new lows and market volatility spiked to record highs. Stocks did manage to rebound at the end of October as hope for a new President and change would help save the economy.

For the fiscal year ended October 31, 2008, the PAYDEN VALUE LEADERS FUND (PYVLX), which is comprised of large-cap value stocks, returned -41.03%, underperforming its benchmark, the Russell 1000 Value Index, which returned -36.81% for the period. The Fund trailed its benchmark primarily due to negative sector selection. The underweights to the consumer staples and energy sectors were the largest detractors of relative performance. Strong performers in the Fund included oil exploration company Apache Corporation and transportation leasing company GATX Corporation.

The PAYDEN MARKET RETURN FUND (PYMRX) provides broad exposure to the core U.S. large-cap stock market. The Fund employs a strategy of using S&P 500 futures to achieve index returns less financing costs. Short-term bonds are used to outperform the futures' financing costs. Two factors contribute to the Fund's performance: the performance of the S&P 500 index futures and the performance of the short-term bonds. During the year, the broad stock market performed extremely poorly, battered by the credit and liquidity crises in the financial sector. Meanwhile, short-term bond returns were also hit hard, since they were at the heart of those very crises. For the fiscal year ended October 31, 2008, the Fund returned -39.74%, reflecting the dismal performance of the broad markets, while its benchmark, the S&P 500 Index, returned -36.10% over the same period.

The PAYDEN U.S. GROWTH LEADERS FUND (PUGLX), which is comprised of large-cap growth stocks, returned -42.86% for the fiscal year ended October 31, 2008. The Fund trailed its benchmark, the Russell 1000 Growth Index, which returned -36.95% for the same period. The Fund underperformed the benchmark due to both negative sector selection and negative stock selection. The largest detractor of performance for the Fund was the underweight to the consumer staples sector. Negative performers in the Fund were eye care company Alcon and Blackberry phone maker Research In Motion. Success stories in the Fund included natural gas company Southwestern Energy and biotech company Amgen.

Global Equity Strategy

Global equity markets sold-off as investor sentiments approached near panic levels, and this was reflected in low earnings multiples and wide credit spreads in corporate bonds yields over U.S. Treasury yields. Financial names struggled to shed bad debt related to mortgages while hoarding cash. Available credit and the ability to borrow became scarce before central banks joined in concerted and aggressive efforts to ease lending. Global economic growth will most likely slow as unemployment and foreclosures continue to rise, while consumer and business sentiment remains at record lows. Valuations are cheap, but investor confidence needs to return before there is a sustained rally.

                                                                 Annual Report 4

MANAGEMENT DISCUSSION & ANALYSIS continued

The PAYDEN GLOBAL EQUITY FUND (PYGEX) returned -43.83% from inception, March
31, 2008 through October 31, 2008. The Fund's benchmark, the MSCI All Country World Index, returned -40.30% for the same period. The largest detractor to performance was the Fund's allocation to emerging market equities and currencies. Commodity-driven countries like Brazil were hit particularly hard as metal and agricultural commodity prices plummeted. The Fund benefited from an overweight to Australia, which has one of the strongest financial systems and low unemployment. An allocation to defensive sectors, such as consumer staples and healthcare, also added to overall results. However, with volatility approaching all-time highs and U.S. consumer confidence at an all-time low, the portfolio has been positioned fairly defensively.

The METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND (MPYMX) returned -61.17% for the fiscal year ended October 31, 2008. For the same period, the Fund's benchmark, the Nomura Central and Eastern European Index, returned -59.00%. The massive global sell-off of risky assets, driven by concerns about the state of credit markets and the health of the overall global economy, also affected assets in Eastern Europe. Despite the region's remarkably sound fiscal and monetary position going into the crisis (Hungary and the Baltic states excluded), technical selling pressures sent stocks in Emerging Europe tumbling to levels unseen in years. Although external events drove stock price movements, Russia's Presidential election and its conflict with Georgia also affected stock prices, as did Hungary's economic mismatches.

The Fund retained its exposure to its two major countries, Russia and Poland, as the economies of these two countries have so far fared relatively well under duress. Moreover, their stock markets are the most liquid in the region. The Fund increased its exposure to Czech equities, as some of this market's index heavyweights are good defensive names. Exposure to Turkey changed on a number of occasions, for tactical reasons, but eventually sold off to 0%, as it is unclear how much damage the global credit & economic crises will inflict on the economy. Sector-wise, exposure to financial stocks was reduced to account for worsening funding conditions, while telecom and utility exposure increased as a defensive play.

The METZLER/PAYDEN EUROPEAN LEADERS FUND (MPYGX) returned -49.30% for the period ended October 31, 2008. Its benchmark, the MSCI Europe Index, returned -47.70% for the same period. Despite a decent start of the year, the economies of Western Europe all started to feel the results of the deepening credit crisis in the third quarter. Economic slowdown in the U.S. put additional pressure on the export-oriented European economies, while troubles at home (housing in Spain and the UK, banking troubles in multiple countries) added to the downward pressure. With inflation concerns no longer on the agenda, central banks turned their efforts to provide liquidity to the financial system, and the equity markets started to price in dramatically slower economic growth and flat to negative earnings growth for companies.

The Fund added exposure to stocks in the pharmaceutical industry (Roche, Novartis, and GlaxoSmithKline) to increase the Fund's defensive positioning. Consumer goods company Nestle was also added, while the Adviser reduced exposure to financial companies Allianz and Banco Santander in response to continued turmoil in the sector. These moves resulted in overweights, versus the benchmark, in the pharmaceutical sector. At the same time, the Fund had an underweight position in materials (to reflect a bearish view on commodities), banks (reflecting the uncertainty surrounding many institutions in the sector), and capital goods (to reflect slower investment in capacity resulting from lackluster economic growth).

International real estate securities, like other financial sector stocks, unfortunately experienced a greater decline than the broad equity market. THE METZLER/PAYDEN INTERNATIONAL REAL ESTATE FUND (MPREX) returned -63.16% for the fiscal year ended October 31, 2008, while the Fund's benchmark, the Dow Jones Wilshire Global ex U.S. Real Estate Securities Index, declined -55.07% for the same period.

The Fund has greater exposure to markets in the AsiaPacific region, such as China, Hong Kong, Singapore, and Australia. These markets experienced greater declines than real estate stocks in Europe or North America. The regional weighting difference explains most of the difference in return between the Fund and the benchmark. We believe that favorable long-term growth prospects in the Pacific Rim will eventually produce strong fundamentals for real estate in the region.

Stock selection fared better than region and country selection over the past fiscal year. Although all stocks declined in this bear market, some declined less than others. The Fund had larger weightings in stocks like PSP Swiss Property AG, which owns office buildings in the five largest cities in Switzerland. Another favorite is Global One REIT in Japan, which invests in office buildings in metropolitan Tokyo, where vacancy rates are less than 2%.

5 PAYDEN MUTUAL FUNDS

Target Date Strategies

Wilshire Associates Incorporated ("Wilshire"), acting independently as sub-adviser to Payden & Rygel, determines the asset allocation mix for the Payden/Wilshire Longevity Funds. It does so by using concepts that seek to balance growth of capital with capital preservation at different stages of an investor's investment horizon, or glide path. Each of the Payden/Wilshire Longevity Funds is a target maturity fund-of-funds comprised of equity and fixed income mutual funds, ETFs and individual securities. Each quarter, Wilshire refreshes its asset allocation outlook and updates the Fund's asset class and fund-specific weightings. In addition, Wilshire uses its proprietary research process to determine which underlying investment options it considers for inclusion in the Funds.

The PAYDEN/WILSHIRE LONGEVITY FUND 2010+ (PWLFX) returned -29.22% for the fiscal year ended October 31, 2008. The Fund underperformed its custom blended benchmark, a 60/40 combination of the Dow Jones Wilshire 5000(SM) Index and Lehman Aggregate Index, which returned -23.09% over the same period. A 6.0% allocation to the Payden GNMA Fund provided the best absolute returns for the period. The largest detractors, by absolute return, were the Payden Value Leaders and Payden U.S. Growth Leaders Funds. Increased exposure to fixed-income funds helped to temper losses in the equity positions.

The PAYDEN/WILSHIRE LONGEVITY FUND 2020+ (PWLHX) returned -30.84% for the one year period ended October 31, 2008. The Fund underperformed its custom blended benchmark, a 60/40 combination of the Dow Jones Wilshire 5000(SM) Index and Lehman Aggregate Index, which returned -23.09% over the same period. Although no asset class escaped unscathed during the past year, diversified fixed-income exposure helped provide a performance anchor within the Fund, offsetting the struggling returns in equities. The largest absolute contributions came from the Payden GNMA and Payden Global Fixed Income Funds. The largest absolute detractors to portfolio performance came from the Payden Value Leaders and Payden U.S. Growth Leaders Funds.

The PAYDEN/WILSHIRE LONGEVITY FUND 2030+ (PWLJX) returned -35.39% for the fiscal year ended October 31, 2008. The Fund underperformed its custom blended benchmark, an 80/20 combination of the Dow Jones Wilshire 5000(SM) Index and Lehman Aggregate Index, which returned -29.92% over the same period. Fixed-income exposures continued to provide the strongest return to the portfolio. The best absolute contributions came from the Payden GNMA Fund. The largest absolute detractors to portfolio performance came from the Payden U.S. Growth Leaders and Payden Value Leaders Funds.

The PAYDEN/WILSHIRE LONGEVITY FUND 2040+ (PWLLX) returned -41.10% for the one-year period ended October 31, 2008. The Fund underperformed its custom blended benchmark, an 80/20 combination of the Dow Jones Wilshire 5000(SM) Index and Lehman Aggregate Index, which returned -29.92% over the same period. Fixed-income exposure provided some source of downside protection to the portfolio, with the strongest absolute contribution coming from the allocation to the Payden GNMA Fund. The largest absolute detractors to portfolio performance came from the Payden Value Leaders and Payden U.S. Growth Leaders Funds.

                                                                 Annual Report 6

PORTFOLIO HIGHLIGHTS & INVESTMENTS

PAYDEN CASH RESERVES MONEY MARKET FUND

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.

PORTFOLIO COMPOSITION - PERCENT OF VALUE
------------------------------------------
Repurchase Agreements                  33%
U.S. Government Agency                 66%
Cash Equivalent                         1%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                          Value
or Shares                              Security Description                        (000)
--------------   ----------------------------------------------------------     ----------
U.S. GOVERNMENT AGENCY (COST - $683,035) (65%)
     2,000,000   FFCB, 3.125%, 3/24/09                                          $    1,999
     2,000,000   FFCB, 4.125%, 7/17/09                                               2,015
    22,090,000   FHLB, 2.20%, 4/1/09                                                22,086
    24,750,000   FHLB, 2.25%, 2/20/09                                               24,741
     5,000,000   FHLB, 4.349%, 7/10/09                                               5,000
     5,000,000   FHLB, 2.56%, 2/13/09                                                4,991
    20,000,000   FHLB, 2.624%, 5/13/09                                              19,982
    23,550,000   FHLB, 2.65%, 2/27/09                                               23,573
    31,000,000   FHLB, 2.80%, 2/6/09                                                31,000
    25,000,000   FHLB, 2.683%, 2/11/09                                              25,004
     3,500,000   FHLB, 3.664%, 1/23/09                                               3,500
    30,000,000   FHLB, 3.40%, 10/2/09                                               30,000
     6,490,000   FHLB, 3.50%, 10/16/09                                               6,490
    10,000,000   FHLB, 4.00%, 10/6/09                                               10,000
     5,000,000   FHLB, 4.20%, 12/29/08                                               5,021
       805,000   FHLB, 5.25%, 3/13/09                                                  813
     6,000,000   FHLB Disc Note, 0.35%, 11/14/08 (a)                                 5,999
     4,000,000   FHLB Disc Note, 3.04%, 12/10/08 (a)                                 3,987
     9,100,000   FHLB Disc Note, 2.64%, 12/16/08 (a)                                 9,070
     1,900,000   FHLMC, 2.50%, 5/18/09                                               1,900
     2,100,000   FHLMC, 2.90%, 6/12/09                                               2,091
     7,000,000   FHLMC, 4.21%, 10/19/09                                              6,990
    25,000,000   FHLMC, 4.258%, 9/18/09                                             25,000
     3,000,000   FHLMC, 3.17%, 9/28/09                                               2,996
     1,360,000   FHLMC, 4.25%, 7/15/09                                               1,371
    20,000,000   FHLMC, 3.306%, 12/26/08                                            20,005
     9,460,000   FHLMC, 4.875%, 2/17/09                                              9,516
    25,070,000   FHLMC, 5.00%, 1/16/09                                              25,184
     2,755,000   FHLMC, 5.25%, 5/21/09                                               2,787
    24,933,000   FHLMC, 5.75%, 3/15/09                                              25,213
    15,000,000   FHLMC Disc Note, 2.53%, 1/30/09 (a)                                14,906
    25,000,000   FHLMC Disc Note, 2.53%, 1/6/09 (a)                                 24,885
     8,000,000   FHLMC Disc Note, 0.71%, 11/10/08 (a)                                7,999
     9,535,000   FHLMC Disc Note, 2.69%, 12/23/08 (a)                                9,499
    43,304,000   FHLMC Disc Note, 2.69%, 3/16/09 (a)                                42,874
    15,715,000   FNMA, 3.25%, 2/17/09                                               15,729
     1,240,000   FNMA, 3.375%, 12/15/08                                              1,242
    21,000,000   FNMA, 4.25%, 5/15/09                                               21,163
     4,000,000   FNMA, 4.875%, 4/15/09                                               4,042
     1,251,000   FNMA, 5.25%, 1/15/09                                                1,259
    20,000,000   FNMA Disc Note, 2.84%, 1/2/09 (a)                                  19,904
    20,000,000   FNMA Disc Note, 2.48%, 1/20/09 (a)                                 19,891
     4,730,000   FNMA Disc Note, 2.73%, 1/5/09 (a)                                   4,707
     5,000,000   FNMA Disc Note, 2.28%, 12/22/08 (a)                                 4,984
    95,000,000   FNMA Disc Note, 1.36%, 12/8/08 (a)                                 94,868
    30,000,000   FNMA Disc Note, 2.23%, 2/18/09 (a)                                 29,800
     7,000,000   FNMA Disc Note, 1.83%, 2/27/09 (a)                                  6,959
                                                                              ------------
                                                                                   683,035
                                                                              ------------
INVESTMENT COMPANY (COST - $5,292) (0%)
     5,291,505   Dreyfus Treasury Cash Management Fund                               5,292
                                                                              ------------
REPURCHASE AGREEMENTS (COST-$340,000) (32%)
   140,000,000   Barclays Tri Party, 0.20%, 11/3/08 (b)                            140,000
   150,000,000   Deutsche Bank Tri Party, 0.10%, 11/3/08 (c)                       150,000
    50,000,000   JP Morgan Tri Party, 0.07%, 11/3/08 (d)                            50,000
                                                                              ------------
                                                                                   340,000
                                                                              ------------
TOTAL INVESTMENTS (COST - $1,028,327) (97%)                                      1,028,327
OTHER ASSETS, NET OF LIABILITIES (3%)                                               29,839
                                                                              ------------
NET ASSETS (100%)                                                             $  1,058,166
                                                                              ============

(a) Yield to maturity at time of purchase.

(b) The repurchase agreement dated 10/30/08 is collateralized by the following security:

Barclays-Bank of New York Tri Party
   143,509,000   U.S. Treasury Bill, Apr 09                                   $    142,800
                                                                              ============

(c) The repurchase agreement dated 10/31/08 is collateralized by the following securities:

Deutsche Bank-Deutsche Bank Tri Party
    13,150,507   FMAC 5.00%, Apr 38                                                 12,301
   149,714,852   FMAC 5.50%, Aug 38                                                145,199
                                                                              ------------
                                                                              $    157,500
                                                                              ============

(d) The repurchase agreement dated 10/31/08 is collateralized by the following security:

JP Morgan-JPMorgan Chase Bank Tri Party
    48,945,000   U.S. Treasury Note 4.875%, May 09                            $     51,001
                                                                              ============

                       See notes to financial statements.

7 PAYDEN MUTUAL FUNDS

PAYDEN LIMITED MATURITY FUND

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

CREDIT QUALITY - PERCENT OF VALUE
-----------------------------------
AAA                             61%
AA                               8%
A                               11%
BBB                             20%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                        Value
or Shares                             Security Description                       (000)
--------------   ----------------------------------------------------------   ------------
BONDS (91%)
ASSET BACKED (4%)
       342,699   Asset Backed Funding Certificates, 3.56%, 4/25/34            $        220
     1,200,000   Capital Auto Receivables Asset Trust,
                 4.62%, 7/15/10                                                      1,172
     1,000,000   Ford Credit Floorplan Master Owner Trust,
                 5.01%, 6/15/11                                                        952
    87,763,000   JLOC, 1.298%, 1/15/15 (c)                                             855
       505,648   Long Beach Mortgage Loan Trust, 5.745%, 8/25/33                       100
       600,000   Wachovia Auto Owner Trust, 5.80%, 1/20/15                             443
                                                                              ------------
                                                                                     3,742
                                                                              ------------
CORPORATE (37%)
     1,000,000   American Honda Finance 144A, 2.85%, 2/9/10 (b)                        996
       850,000   Anadarko Petroleum Corp., 3.21%, 9/15/09                              802
       500,000   Astrazeneca PLC, 3.11%, 9/11/09                                       494
     2,000,000   Bear Stearns Co., 3.65%, 1/31/11                                    1,827
       550,000   BP Capital Markets PLC, 3.02%, 3/17/10                                538
       800,000   Caterpillar Financial Services Corp., 3.25%, 2/8/10                   784
       500,000   Citigroup Inc., 2.95%, 5/18/10                                        464
     1,100,000   CME Group Inc., 3.45%, 8/6/10                                       1,100
       500,000   Coca-Cola Enterprises, 5.75%, 11/1/08                                 500
     1,400,000   Comcast Corp., 5.11%, 7/14/09                                       1,342
     1,675,000   CVS Caremark Corp., 3.11%, 6/1/10                                   1,514
       500,000   DaimlerChrysler NA Holding, 3.17%, 3/13/09                            470
       180,000   DaimlerChrysler NA Holding, 3.24%, 8/3/09                             162
     2,000,000   Deutsche Telekom International Finance,
                 3.39%, 3/23/09                                                      1,977
     2,000,000   Diageo Capital PLC, 2.90%, 11/10/08                                 2,000
     1,145,000   Erac USA Finance Co. 144A, 3.71%, 4/30/09 (b)                       1,059
     1,630,000   Gannett Co., 3.01%, 5/26/09                                         1,454
     2,000,000   General Electric Capital Corp., 4.57%, 1/20/10                      1,956
     1,800,000   General Mills Inc., 4.18%, 1/22/10                                  1,781
       600,000   GlaxoSmithKline Capital Inc., 3.43%, 5/13/10                          585
       750,000   Hewlett-Packard Co., 3.21%, 9/3/09                                    750
       750,000   John Deere Capital Corp., 3.26%, 2/26/10                              703
       510,000   KFW, 3.05%, 11/7/09                                                   510
     1,250,000   Masco Corp., 3.118%, 3/12/10                                        1,178
       805,000   National Rural Utilities Cooperative, 4.65%, 7/1/10                   806
     1,490,000   Safeway Inc., 4.118%, 3/27/09                                       1,436
       470,000   Southern Co., 3.51%, 8/20/10                                          470
     1,400,000   Sprint Nextel Corp., 4.168%, 6/28/10                                1,112
     2,000,000   Telecom Italia Capital, 5.11%, 7/18/11                              1,585
       900,000   Time Warner Inc., 3.03%, 11/13/09                                     846
       750,000   United Health Group, 2.89%, 3/2/09                                    745
       700,000   Verizon Communications, 4.20%, 4/3/09                                 695
     1,000,000   Wachovia Bank NA, 5.80%, 12/1/08                                      995
     1,000,000   Wells Fargo Co., 2.918%, 9/15/09                                      980
                                                                              ------------
                                                                                    34,616
                                                                              ------------
MORTGAGE BACKED (26%)
       750,000   Arkle Master Issuer Plc 144A, 3.18%, 2/17/52 (b)                      663
       222,485   Bear Stearns Alt-A Trust, 5.99%, 3/25/34                              172
       604,606   FH 847515 ARM, 6.59%, 2/1/34                                          612
     1,665,234   FHLMC, 5.25%, 8/15/11                                               1,680
       435,013   FHR 2773 EB, 4.50%, 8/15/13                                           436
     1,432,305   FHR 2893 PA, 4.00%, 4/15/25                                         1,433
     1,624,268   FHR 3279 PA, 5.50%, 2/15/23                                         1,645
     3,406,029   FN 849088 ARM, 4.807%, 11/1/35                                      3,398
     2,184,039   FN 865488 ARM, 4.81%, 2/1/36                                        2,170
           825   FNR 03-11 GF, 3.40%, 2/25/18                                            1
     3,396,065   FNW 04-W2 4A, 5.96%, 2/25/44                                        3,487
     1,209,764   GNR 02-48 FT, 4.66%, 12/16/26                                       1,215
       445,318   GNR 99-43 FA, 4.91%, 11/16/29                                         449
       750,000   Grace Church Mortgage Financing PLC 144A,
                 3.20%, 11/20/56 (b)                                                   643
       850,000   Granite Master Trust PLC, 4.98%, 12/17/54                             360
     1,248,792   Harborview Mortgage Loan Trust, 5.96%, 1/19/35                      1,206
       400,000   Holmes Master Issuer Plc 144A, 5.14%, 7/15/40 (b)                     359
       353,358   Homebanc Mortgage Trust, 4.12%, 8/25/29                               289
       700,000   Permanent Master Issuer Plc, 5.15%, 7/17/42                           628
     1,658,711   Sequoia Mortgage Trust, 4.47%, 7/20/36                              1,399
       432,318   Sequoia Mortgage Trust, 4.67%, 10/20/27                               415
       420,624   Structured ARM Loan Trust, 5.46%, 9/25/34                             336
       916,452   Structured Asset Mortgage Investments Inc.,
                 5.79%, 7/25/32                                                        878
       901,301   Structured Asset Mortgage Investments Inc.,
                 5.91%, 5/25/36                                                        496
                                                                              ------------
                                                                                    24,370
                                                                              ------------
U.S. GOVERNMENT AGENCY (24%)
     1,200,000   FHLB, 2.20%, 4/1/09                                                 1,199
     3,000,000   FHLB, 2.639%, 12/15/09                                              2,989
     3,700,000   FHLB, 3.375%, 12/18/09                                              3,707
     4,000,000   FHLMC, 2.50%, 5/18/09                                               3,993
     2,500,000   FHLMC, 4.01%, 10/8/09                                               2,495
     4,000,000   FHLB, 3.00%, 6/18/09                                                4,003
     4,000,000   FHLB, 3.40%, 10/2/09                                                4,005
                                                                              ------------
                                                                                    22,391
                                                                              ------------
TOTAL BONDS (COST - $89,386)                                                        85,119
                                                                              ------------

                                                                 Annual Report 8

PAYDEN LIMITED MATURITY FUND continued

Principal                                                                         Value
or Shares                          Security Description                           (000)
--------------   ----------------------------------------------------------   ------------
INVESTMENT COMPANY (COST - $7,968) (9%)
     7,967,901   Paydenfunds Cash Reserves Money Market Fund *                $      7,968
                                                                              ------------
TOTAL (COST - $97,354) (a) (100%)                                                   93,087
LIABILITIES IN EXCESS OF OTHER ASSETS (0%)                                              (7)
                                                                              ------------
NET ASSETS (100%)                                                             $     93,080
                                                                              ============

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                                       $       313
Unrealized depreciation                                                            (4,580)
                                                                              -----------
Net unrealized depreciation                                                   $    (4,267)
                                                                              ===========

(b) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)   Par in local Currency.

OPEN FORWARD CURRENCY CONTRACTS TO USD

                                                      Contract    Unrealized
Delivery                                Contract       Value     Depreciation
Date             Currency (000s)         Price        (000s)        (000s)
--------------   ------------------   ------------   ---------   ------------
LIABILITY:
11/12/08         Japanese Yen
                    (Sell 105,500)         98.2821   $   1,073   $        (39)

OPEN SWAP CONTRACTS (000s)

Contract               Fund      Expiration       Notional       Unrealized
Type                   Pays        Date          Principal      Depreciation
------------------   --------   ------------   -------------   --------------
LIABILITY:
Interest Rate Swap    5.503%        Jun-11     $         590   $         (46)

                       See notes to financial statements.

9 PAYDEN MUTUAL FUNDS

PAYDEN SHORT BOND FUND

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

CREDIT QUALITY - PERCENT OF VALUE
----------------------------------------------------
AAA                                              77%
AA                                                4%
A                                                 7%
BBB                                               7%
BB/B                                              5%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                         Value
or Shares                            Security Description                         (000)
--------------   ----------------------------------------------------------   ------------
BONDS (93%)
ASSET BACKED (3%)
     4,100,000   Capital Auto Receivables Asset
                 Trust 144A, 5.32%, 3/20/10 (b)                               $      4,075
     1,000,000   Capital Auto Receivables
                 Asset Trust, 4.62%, 7/15/10                                           977
     6,100,000   Carmax Auto Owner Trust, 5.14%, 11/15/11                            5,847
                                                                              ------------
                                                                                    10,899
                                                                              ------------
CORPORATE (24%)
     1,430,000   3M Co., 4.50%, 11/1/11                                              1,438
     1,800,000   Abbott Laboratories, 5.60%, 5/15/11                                 1,842
     7,049,342   Adjustable Rate Mortgage Trust, 5.93%, 3/25/37                      4,377
       865,000   AES Corp. 144A, 8.75%, 5/15/13 (b)                                    791
       920,000   Allied Waste North America, 7.875%, 4/15/13                           860
     3,000,000   Amgen Inc., 4.00%, 11/18/09                                         2,956
     4,805,000   Bellsouth Corp., 4.20%, 9/15/09                                     4,754
       935,000   Bombardier Inc. 144A, 6.75%, 5/1/12 (b)                               804
       865,000   Boston Scientific Corp., 6.00%, 6/15/11                               779
     1,825,000   Bottling Group LLC, 6.95%, 3/15/14                                  1,867
     1,775,000   Cisco Systems Inc., 5.25%, 2/22/11                                  1,777
     4,600,000   Citigroup Inc., 3.625%, 2/9/09                                      4,545
       970,000   Citizens Communications, 6.25%, 1/15/13                               808
       870,000   Corrections Corporation of
                 America, 6.25%, 3/15/13                                               755
       940,000   CSC Holdings Inc., 7.625%, 4/1/11                                     870
     3,518,000   CVS Caremark Corp., 4.00%, 9/15/09                                  3,393
     1,100,000   DaimlerChrysler NA Holding, 3.24%, 8/3/09                             991
       955,000   Davita Inc., 6.625%, 3/15/13                                          843
       875,000   DirecTV Holdings/Finance, 8.375%, 3/15/13                             825
       935,000   Dynegy Holdings Inc., 6.875%, 4/1/11                                  785
       945,000   Echostar DBS Corp., 6.375%, 10/1/11                                   843
     3,600,000   European Investment Bank, 4.75%, 4/15/11                            4,686
     4,500,000   General Electric Capital Corp., 4.25%, 9/13/10                      4,336
       785,000   Georgia-Pacific Corp., 8.125%, 5/15/11                                667
     1,315,000   Ingersoll-Rand Finance I, 4.30%, 8/13/10                            1,314
     1,900,000   International Bank for Reconstruction &
                 Development, 3.125%, 11/15/11                                       1,895
     1,840,000   John Deere Capital Corp., 5.20%, 1/18/11                            1,723
       700,000   KB Home, 8.625%, 12/15/08                                             700
       955,000   Lamar Media Corp., 7.25%, 1/1/13                                      754
       830,000   Mirant Americas Generator Inc., 8.30%, 5/1/11                         766
       855,000   Nalco Co., 7.75%, 11/15/11                                            782
     1,896,000   National Rural Utilities, 5.75%, 8/28/09                            1,863
     2,400,000   Neder Waterschapsbank, 4.625%, 7/25/11                              3,107
     2,365,000   Oracle Corp., 5.00%, 1/15/11                                        2,347
     2,000,000   Procter & Gamble Co., 2.99%, 3/9/10                                 1,972
     1,625,000   Province of Ontario, 2.75%, 2/22/11                                 1,635
     1,900,000   Province of Ontario, 3.125%, 9/8/10                                 1,931
       420,000   Qwest Capital Funding, 7.25%, 2/15/11                                 323
       885,000   Rock-Tennessee Co., 8.20%, 8/15/11                                    841
     6,425,000   SLM Corp., 3.68%, 7/27/09                                           5,723
     2,350,000   Sprint Capital Corp., 6.375%, 5/1/09                                2,262
       935,000   Sprint Capital Corp., 8.375%, 3/15/12                                 753
       930,000   Steel Dynamics Inc., 7.375%, 11/1/12                                  696
     4,420,000   Telecom Italia Capital, 4.00%, 11/15/08                             4,415
       930,000   US Oncology Inc., 9.00%, 8/15/12                                      777
                                                                              ------------
                                                                                    83,171
                                                                              ------------
FOREIGN GOVERNMENT (4%)
     2,700,000   Barclays Bank PLC, 4.25%, 10/27/11                                  3,449
     6,000,000   French Treasury Bill, 2.87%, 12/24/08 (c)                           7,580
     1,300,000   Toronto-Dominion Bank, 5.759%, 9/10/10                              1,623
                                                                              ------------
                                                                                    12,652
                                                                              ------------
MORTGAGE BACKED (31%)
     4,135,199   FH 782784 ARM, 4.384%, 10/1/34                                      4,117
     1,810,120   FHR 2891 LN, 4.25%, 6/15/24                                         1,814
     2,744,050   FN 708229 ARM, 5.44%, 4/1/33                                        2,769
     1,044,702   FN 743821 ARM, 5.08%, 11/1/33                                       1,049
       840,051   FN 755867 ARM, 4.36%, 12/1/33                                         841
     1,928,359   FN 790762 ARM, 5.096%, 9/1/34                                       1,937
     2,671,279   FN 790764 ARM, 4.90%, 9/1/34                                        2,683
     2,531,498   FN 794792 ARM, 5.07%, 10/1/34                                       2,569
     2,238,294   FNMA 794797 ARM, 4.717%, 10/1/34                                    2,254
    10,342,649   G2 4040 30YR, 6.50%, 10/20/37                                      10,460
    10,502,667   G2 4195 30YR, 6.00%, 7/20/38                                       10,505
    10,480,553   G2 4196 30YR, 6.50%, 7/20/38                                       10,597
     7,631,533   G2 4246 30YR, 6.50%, 9/20/38                                        7,717
     2,608,214   G2SF 4223 30YR, 6.50%, 8/20/38                                      2,637
     6,732,334   GN 664471, 6.00%, 12/15/37                                          6,741
     5,847,693   GN 675330 30YR, 6.50%, 4/15/38                                      5,917
     7,518,445   GN 676709 30YR, 6.00%, 2/15/38                                      7,528
     2,939,208   GN 680646 30YR, 6.00%, 12/15/37                                     2,943
     7,183,480   Harborview Mortgage Loan Trust, 5.301%, 12/19/35                    6,526

                                                                Annual Report 10

PAYDEN SHORT BOND FUND continued

Principal                                                                         Value
or Shares                              Security Description                       (000)
-------------  --------------------------------------------------------------  -----------

      455,139  Indymac Indx Mortgage Loan Trust, 5.48%, 10/25/34               $       449
    2,618,021  MLCC Mortgage Investors, Inc., 4.71%, 12/25/34                        2,242
    2,766,911  MLCC Mortgage Investors, Inc., 5.38%, 2/25/36                         2,374
      382,565  Morgan Stanley Mortgage Loan Trust, 5.77%, 7/25/34                      318
      349,143  Provident Funding Mortgage Loan Trust, 4.26%, 4/25/34                   341
      920,220  Sequoia Mortgage Trust, 4.67%, 10/20/27                                 883
    3,332,939  Structured ARM Loan Trust, 5.29%, 8/25/34                             2,696
      516,299  Structured ARM Loan Trust, 5.43%, 10/25/34                              373
    1,363,395  Structured Asset Mortgage Investments Inc., 4.37%, 10/19/34           1,114
    7,000,244  Washington Mutual Pass-Through Certificates, 5.86%, 7/25/37           4,340
                                                                               -----------
                                                                                   106,734
                                                                               -----------

MUNICIPAL (2%)
      900,000  North TX Thruway Authority, 5.00%, 1/1/10                               905
    1,000,000  North TX Thruway Authority, 5.00%, 1/1/38                             1,013
    3,500,000  Texas University, 1.00%, 8/1/25                                       3,500
                                                                               -----------
                                                                                     5,418
                                                                               -----------

U.S. GOVERNMENT AGENCY (10%)
    3,150,000  FHLB, 2.20%, 4/1/09                                                   3,147
    6,720,000  FHLB, 5.00%, 9/18/09                                                  6,831
    9,000,000  FHLMC, 3.00%, 4/1/11                                                  8,927
    7,400,000  FHLMC, 3.25%, 2/25/11                                                 7,409
    5,980,000  FHLMC, 4.125%, 7/14/11                                                6,022
                                                                               -----------
                                                                                    32,336
                                                                               -----------

U.S. TREASURY (18%)
    1,720,000  U.S. Treasury Note, 2.375%, 8/31/10                                   1,747
   25,000,000  U.S. Treasury Note, 2.625%, 5/31/10                                  25,462
   15,000,000  U.S. Treasury Note, 3.125%, 11/30/09                                 15,265
    7,000,000  U.S. Treasury Note, 4.50%, 11/15/10                                   7,438
   11,050,000  U.S. Treasury Note, 4.50%, 5/15/10                                   11,579
    1,000,000  U.S. Treasury Bill, 1.84%, 1/29/09 (c)                                  995
                                                                               -----------
                                                                                    62,486
                                                                               -----------
COMMERCIAL PAPER (1%)
    1,500,000  Royal Bank of Scotland, 3.47%, 1/21/09(c)                             1,488
    2,000,000  Toyota Motor Credit, 2.00%, 11/7/08 (c)                               1,999
                                                                               -----------
                                                                                     3,487
                                                                               -----------
TOTAL BONDS (COST - $331,245)                                                      317,183
                                                                               -----------

INVESTMENT COMPANY (COST - $21,394) (6%)
21,393,826   Paydenfunds Cash Reserves Money Market Fund *                          21,394
                                                                               -----------
TOTAL (COST - $352,639) (a) (99%)                                                  338,577
OTHER ASSETS, NET OF LIABILITIES (1%)                                                4,596
                                                                               -----------
NET ASSETS (100%)                                                              $   343,173
                                                                               ===========

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation       $     1,540
Unrealized depreciation           (15,602)
                              -----------
Net unrealized depreciation   $   (14,062)
                              ===========

(b) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)   Yield to maturity at time of purchase.

OPEN FORWARD CURRENCY CONTRACTS TO USD

                                                 Contract     Unrealized
Delivery                            Contract      Value      Appreciation
Date           Currency (000s)       Price        (000s)        (000s)
----------   -----------------     ----------   ---------    ------------
ASSETS:
11/12/2008   Euro (Sell 99)            1.2672   $     125    $         19
11/12/2008   Euro (Sell 2,705)         1.2672       3,428              38
11/12/2008   Euro (Sell 5,885)         1.2672       7,457             565
11/12/2008   Euro (Sell 7,649)         1.2672       9,693             713
                                                             ------------
                                                             $      1,335
                                                             ============

                       See notes to financial statements.

11 PAYDEN MUTUAL FUNDS

PAYDEN U.S. GOVERNMENT FUND

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

PORTFOLIO COMPOSITION - PERCENT OF VALUE
---------------------------------------------
U.S. Treasury                              24%
Mortgage Backed                            42%
U.S. Government Agency                     32%
Cash Equivalent                             2%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                         Value
or Shares                  Security Description                   (000)
------------   ----------------------------------------------   ---------
BONDS (97%)
MORTGAGE BACKED (42%)
   1,361,964   FG M80911 7YR, 4.00%, 4/1/11                     $   1,360
   1,019,441   FH 1B2420 ARM, 5.04%, 11/1/35                        1,025
     868,643   FH 1J1279 ARM, 5.835%, 4/1/36                          879
   1,100,400   FH 1K0030 ARM, 5.981%, 7/1/36                        1,115
   1,070,797   FHLMC 1Q0232 ARM, 5.42%, 12/1/36                     1,084
     124,300   FHLMC, 5.125%, 10/15/15                                125
     792,248   FHLMC, 5.25%, 8/15/11                                  799
     213,106   FHR 2891 LN, 4.25%, 6/15/24                            214
     522,285   FN 708229 ARM, 5.44%, 4/1/33                           527
     576,122   FN 743821 ARM, 5.08%, 11/1/33                          579
     450,027   FN 755867 ARM, 4.36%, 12/1/33                          451
     218,800   FN 790762 ARM, 5.096%, 9/1/34                          220
     302,928   FN 790764 ARM, 4.90%, 9/1/34                           304
     373,642   FN 794792 ARM, 5.07%, 10/1/34                          379
     925,669   FN 878544 ARM, 5.338%, 3/1/36                          934
   1,345,070   FN 889207 ARM, 5.20%, 4/1/37                         1,351
     330,817   FNMA 794797 ARM, 4.717%, 10/1/34                       333
     391,155   FNMA 843045 ARM, 5.042%, 9/1/35                        394
     781,547   FNMA 850120 ARM, 5.30%, 10/1/35                        785
   1,293,783   FNMA 887019 ARM, 5.871%, 6/1/36                      1,309
   1,581,188   G2 4040 30YR, 6.50%, 10/20/37                        1,599
   1,766,989   G2 4195 30YR, 6.00%, 7/20/38                         1,767
   1,774,694   G2 4196 30YR, 6.50%, 7/20/38                         1,794
   1,316,814   G2 4246 30YR, 6.50%, 9/20/38                         1,331
     447,976   G2SF 4223 30YR, 6.50%, 8/20/38                         453
     976,034   GN 664471, 6.00%, 12/15/37                             977
     658,498   GN 675330 30YR, 6.50%, 4/15/38                         666
   1,168,718   GN 676709 30YR, 6.00%, 2/15/38                       1,170
     426,960   GN 680646 30YR, 6.00%, 12/15/37                        428
     545,508   GNMA, 0.00%, 9/16/34                                   451
     751,148   GNR 03-98 PC, 5.00%, 2/20/29                           759
     891,105   GNR 05-58 NJ, 4.50%, 8/20/35                           894
                                                                ---------
                                                                   26,456
                                                                ---------

U.S. GOVERNMENT AGENCY (31%)
   1,000,000   FHLB, 3.625%, 10/18/13                                 966
   1,300,000   FHLB, 4.875%, 5/14/10                                1,331
   1,200,000   FHLMC, 2.875%, 6/28/10                               1,197
   1,500,000   FHLMC, 3.00%, 4/1/11                                 1,488
   1,500,000   FHLMC, 3.25%, 2/25/11                                1,502
   2,000,000   FHLMC, 4.125%, 11/30/09                              2,023
   1,160,000   FHLMC, 4.125%, 7/14/11                               1,168
   1,000,000   FHLMC, 4.125%, 9/27/13                                 996
   2,000,000   FNMA, 2.75%, 4/11/11                                 1,982
   1,200,000   FNMA, 3.00%, 4/28/10                                 1,194
   4,120,000   FNMA, 3.25%, 2/10/10                                 4,127
   2,000,000   FNMA, 3.50%, 4/28/11                                 2,005
                                                                ---------
                                                                   19,979
                                                                ---------

U.S. TREASURY (24%)
     950,000   U.S. Treasury Note, 2.875%, 1/31/13                    970
   1,500,000   U.S. Treasury Note, 3.125%, 9/30/13                  1,525
     500,000   U.S. Treasury Note, 3.375%, 6/30/13                    514
   1,200,000   U.S. Treasury Note, 3.375%, 7/31/13                  1,236
   2,700,000   U.S. Treasury Note, 4.50%, 11/30/11                  2,917
   1,400,000   U.S. Treasury Note, 4.625%, 8/31/11                  1,512
     700,000   U.S. Treasury Note, 4.63%, 12/31/11                    758
   5,000,000   U.S. Treasury Note, 4.75%, 1/31/12                   5,445
     300,000   U.S. Treasury Note, 4.75%, 3/31/11                     323
                                                                ---------
                                                                   15,200
                                                                ---------
TOTAL BONDS (COST - $61,210)                                       61,635
                                                                ---------

INVESTMENT COMPANY (COST - $1,575) (2%)
   1,574,924   Paydenfunds Cash Reserves Money Market Fund *        1,575
                                                                ---------
TOTAL (COST - $62,785) (a) (99%)                                   63,210
OTHER ASSETS, NET OF LIABILITIES (1%)                                 380
                                                                ---------
NET ASSETS (100%)                                               $  63,590
                                                                =========

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation         $    729
Unrealized depreciation             (304)
                                --------
Net unrealized appreciation     $    425
                                ========

                       See notes to financial statements.

                                                                Annual Report 12

PAYDEN GNMA FUND

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

PORTFOLIO COMPOSITION - PERCENT OF VALUE
--------------------------------------------
Mortgage Backed                           97%
Cash Equivalent                            2%
U.S. Government Agency                     1%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                              Value
or Shares             Security Description             (000)
------------   -----------------------------------   ----------
BONDS (146%)
MORTGAGE BACKED (145%)
   2,633,792   FH 1B3142 ARM, 5.358%, 11/1/36        $    2,630
     355,837   FH 780444 ARM, 6.05%, 3/1/33                 361
   1,355,803   FH 782784 ARM, 4.384%, 10/1/34             1,350
   4,137,840   FH 847228 ARM, 4.96%, 1/1/34               4,246
   3,537,071   FN 889207 ARM, 5.20%, 4/1/37               3,552
   3,505,320   FNR 06-101 FE, 3.50%, 10/25/36             3,386
   1,832,184   FNR 06-27 BF, 3.55%, 4/25/36               1,770
      50,400   FNR 93-211, 6.00%, 11/25/08                   50
   1,017,548   FNW 04-W2 4A, 5.96%, 2/25/44               1,045
     346,068   G2 2591 30YR, 7.00%, 5/20/28                 354
   3,612,702   G2 3515 30YR, 5.50%, 2/20/34               3,551
   6,699,881   G2 3584 30YR, 6.00%, 7/20/34               6,707
   2,862,506   G2 3599 30YR, 6.50%, 8/20/34               2,891
   2,412,865   G2 3711 30YR, 5.50%, 5/20/35               2,370
   7,331,737   G2 3747 30YR, 5.00%, 8/20/35               6,994
   4,694,052   G2 3772 30YR, 5.00%, 10/20/35              4,478
   6,995,510   G2 3785 30YR, 5.00%, 11/20/35              6,673
   3,778,543   G2 3805 30YR, 5.00%, 1/20/36               3,601
   3,226,815   G2 3891 30YR, 6.50%, 8/20/36               3,255
   2,294,745   G2 3941 30YR, 6.00%, 1/20/37               2,296
   1,987,575   G2 3953 30YR, 5.50%, 2/20/37               1,950
   6,962,571   G2 4138 30YR, 5.50%, 5/20/38               6,730
   4,981,340   G2 4196 30YR, 6.50%, 7/20/38               5,037
   4,991,949   G2 4245 30YR, 6.00%, 9/20/38               4,993
   2,895,807   G2 4261 30YR, 6.50%, 10/20/38              2,905
     972,602   G2 80013 ARM, 5.125%, 11/20/26               980
     938,445   G2 80029 ARM, 5.375%, 1/20/27                943
     446,508   G2 8006 ARM, 5.62%, 7/20/22                  450
     763,341   G2 80134 ARM, 5.125%, 11/20/27               767
     224,819   G2 80346 ARM, 5.125%, 11/20/29               226
   1,926,678   G2 8041 ARM, 5.62%, 8/20/22                1,941
     488,593   G2 80507 ARM, 5.375%, 4/20/31                490
   1,015,111   G2 80546 ARM, 5.00%, 10/20/31              1,021
     366,825   G2 80579 ARM, 5.00%, 2/20/32                 369
   2,750,264   G2 80611 ARM, 5.375%, 6/20/32              2,753
     549,508   G2 80612 ARM, 5.50%, 6/20/32                 556
     273,541   G2 8062 ARM, 5.125%, 10/20/22                275
     701,814   G2 80826 ARM, 5.50%, 2/20/34                 711
     175,755   G2 80932 ARM, 5.00%, 6/20/34                 176
     196,303   G2 80934 ARM, 5.50%, 6/20/34                 198
     821,646   G2 81018 ARM, 5.62%, 8/20/34                 825
     373,875   G2 81019 ARM, 6.125%, 8/20/34                380
     111,693   G2 81044 ARM, 5.625%, 8/20/34                112
     244,844   G2 8121 ARM, 5.375%, 1/20/23                 246
     392,058   G2 81402 ARM, 6.00%, 7/20/35                 402
     235,441   G2 81405 ARM, 6.125%, 7/20/35                239
     240,275   G2 81635 ARM, 4.50%, 3/20/36                 239
     166,841   G2 81696 ARM, 4.50%, 6/20/36                 166
     352,249   G2 8228 ARM, 5.62%, 7/20/23                  354
     307,018   G2 8301 ARM, 5.125%, 10/20/23                308
     648,628   G2 8302 ARM, 5.125%, 10/20/23                652
     353,037   G2 8339 ARM, 5.125%, 12/20/23                355
     342,738   G2 8595 ARM, 5.375%, 2/20/25                 345
     216,862   G2 8855 ARM, 5.125%, 10/20/21                219
     233,135   G2 8867 ARM, 5.125%, 11/20/21                235
   2,970,203   G2 8991 ARM, 5.125%, 10/20/26              2,987
   4,956,945   G2SF 4049 30YR, 6.00%, 11/20/37            4,960
   5,971,002   G2SF 4194 30YR, 5.50%, 7/20/38             5,856
   2,329,474   G2SF 4223 30YR, 6.50%, 8/20/38             2,355
     602,953   GN 582100 30YR, 7.50%, 4/15/32               634
      70,642   GN 592286 30YR, 7.50%, 1/15/33                74
   3,279,427   GN 603068 30YR, 5.00%, 8/15/33             3,138
   3,119,522   GN 605099 30YR, 5.50%, 3/15/34             3,066
   5,064,719   GN 616826 30YR, 5.50%, 1/15/35             4,976
     715,952   GN 658144 15YR, 6.50% 10/15/21               740
     946,504   GN 658148 15YR, 6.50% 11/15/21               978
   3,096,484   GN 664543 30YR, 6.50%, 1/15/38             3,133
   6,130,810   GN 665993 30YR, 6.00%, 2/15/38             6,139
   4,911,454   GN 676389 30YR, 5.50%, 1/15/38             4,824
   1,410,492   GN 676637 30YR, 6.00%, 12/15/37            1,412
   4,994,521   GN 677318 30YR, 6.00%, 9/15/38             5,001
   4,994,910   GN 677320 30YR, 6.00%, 9/15/38             5,001
   2,390,729   GN 680688 30YR, 6.50%, 1/15/38             2,419
   1,902,613   GN 683733 30YR, 5.50%, 3/15/38             1,869
     159,591   GN 780619 15YR, 7.00%, 8/15/12               168
      85,282   GN 780853 15YR, 9.00%, 1/15/10                86
     625,605   GN 781324 30YR, 7.00%, 7/15/31               641
     444,209   GN 781445 30YR, 8.00%, 11/15/31              475
   2,094,860   GN 781527 30YR, 6.00%, 11/15/32            2,104
   3,440,237   GN 782150 30YR, 5.50%, 4/15/37             3,379
   4,948,628   GN 782337 30YR, 5.50%, 6/15/38             4,843
  10,000,000   GNMA 5.00%, 30YR TBA (b)                   9,542
  69,650,000   GNMA 5.50%, 30YR TBA (b)                  68,311
   4,592,597   GNMA, 0.00%, 9/16/34                       3,794
   2,042,897   GNR 00-22 FG, 4.66%, 5/16/30               2,044
      11,174   GNR 00-26 F, 4.67%, 6/20/30                   11
     793,921   GNR 00-26 FA, 4.82%, 9/20/30                 794
     621,051   GNR 00-9 FG, 5.06%, 2/16/30                  626
     459,787   GNR 00-9 FH, 4.96%, 2/16/30                  464

13    PAYDEN MUTUAL FUNDS

Principal                                              Value
or Shares              Security Description            (000)
------------   -----------------------------------   ---------
     979,033   GNR 01-19 F, 4.96%, 5/16/31           $      976
     101,873   GNR 01-33 F, 4.72%, 7/20/31                  101
   5,457,236   GNR 01-47 FA, 4.86%, 9/16/31               5,516
   2,589,790   GNR 01-59 FA, 4.86%, 11/16/24              2,627
   1,223,207   GNR 02-11 FJ, 4.77%, 2/20/32               1,233
   1,386,242   GNR 02-13 FA, 4.96%, 2/16/32               1,407
     561,429   GNR 02-24 FA, 4.96%, 4/16/32                 568
     380,501   GNR 02-4 FY, 4.91%, 1/16/32                  383
     654,109   GNR 02-41 HF, 4.86%, 6/16/32                 649
   3,413,679   GNR 02-48 FT, 4.66%, 12/16/26              3,428
   3,283,550   GNR 02-72 FA, 4.67%, 10/20/32              3,240
   4,331,707   GNR 02-76 F, 4.66%, 1/16/31                4,350
     587,458   GNR 02-76 FY, 4.76%, 12/16/26                582
   1,448,835   GNR 02-78 VB, 6.00%, 6/20/20               1,458
   1,368,340   GNR 03-15 EG, 4.50%, 5/20/30               1,368
   3,425,947   GNR 03-35 CF, 4.76%, 3/16/33               3,368
      95,745   GNR 03-97 DU, 4.00%, 9/16/25                  96
   2,859,735   GNR 04-59 FH, 4.71%, 8/16/34               2,830
   1,961,158   GNR 06-47 FA, 4.66%, 8/16/36               1,921
   1,988,691   GNR 06-62 FB, 4.43%, 11/20/36              1,928
   1,180,312   GNR 08-2 PA, 4.75%, 12/20/29               1,181
   1,353,449   GNR 99-40 FE, 5.01%, 11/16/29              1,362
   1,290,202   GNR 99-40 FK, 5.01%, 11/16/29              1,289
     598,629   GNR 99-43 FA, 4.91%, 11/16/29                603
   1,731,915   GNR 99-45 FC, 4.86%, 12/16/29              1,739
   2,078,298   GNR 99-45 FH, 4.91%, 12/16/29              2,089
  34,500,000   GNSF 6.00%, 30Y TBA (b)                   34,505
                                                     ----------
                                                        337,749
                                                     ----------

U.S. GOVERNMENT AGENCY (1%)
   2,500,000   FHLB Disc Note, 2.65%, 11/5/08 (c)         2,499
     200,000   FNMA Disc Note, 2.43%, 11/5/08 (c)           200
                                                     ----------
                                                          2,699
                                                     ----------
TOTAL BONDS (COST - $347,424)                           340,448
                                                     ----------

INVESTMENT COMPANY (COST - $6,933) (3%)
   6,933,228   Paydenfunds Cash Reserves
               Money Market Fund *                        6,933
                                                     ----------
TOTAL (COST - $354,357) (a) (149%)                      347,381
LIABILITIES IN EXCESS OF OTHER ASSETS (-49%)           (114,770)
                                                     ----------
NET ASSETS (100%)                                    $  232,611
                                                     ==========

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation         $      203
Unrealized depreciation             (7,179)
                                ----------
Net unrealized depreciation     $   (6,976)
                                ==========

(b)   Security purchased on a delayed delivery basis.

(c)   Yield to maturity at time of purchase.

                       See notes to financial statements.

                                                                Annual Report 14

PAYDEN CORE BOND FUND

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

CREDIT QUALITY - PERCENT OF VALUE
-------------------------------------------
AAA                                      53%
AA                                        8%
A                                        20%
BBB                                      19%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                     Value
or Shares                        Security Description                         (000)
------------    ---------------------------------------------------------   ----------
BONDS (107%)
ASSET BACKED (1%)
   3,237,617    Los Angeles Arena Funding LLC 144A,
                7.656%, 12/15/26 (b)                                        $   3,092
      98,816    Sequoia Mortgage Trust, 4.67%, 10/20/27                            95
                                                                            ---------
                                                                                3,187
                                                                            ---------
CORPORATE (41%)
   1,654,000    3M Co., 4.375%, 8/15/13                                         1,632
   1,795,000    Abbott Laboratories, 5.875%, 5/15/16                            1,718
   1,927,000    Aetna Inc., 5.75%, 6/15/11                                      1,811
   1,030,000    Allstate Life Global Funding Trust, 5.375%, 4/30/13               932
     654,000    American Electric Power, 5.375%, 3/15/10                          636
   1,042,000    Anadarko Finance Co., 6.75%, 5/1/11                             1,039
     703,000    Anadarko Finance Co., 7.50%, 5/1/31                               546
   1,940,000    Arcelormittal 144A, 5.375%, 6/1/13 (b)                          1,578
   2,860,000    Astrazeneca PLC, 5.40%, 9/15/12                                 2,817
   4,262,000    AT&T Wireless, 8.125%, 5/1/12                                   4,228
     879,000    AT&T Wireless, 8.75%, 3/1/31                                      820
     850,000    Bank of America Corp., 4.25%, 10/1/10                             825
   1,510,000    Bank of America Corp., 5.75%, 12/1/17                           1,303
   1,175,000    Bank of New York Mellon, 4.95%, 11/1/12                         1,135
   1,150,000    Bear Stearns Co. Inc., 5.55%, 1/22/17                             976
     720,000    Berkshire Hathaway Finance 144A,
                5.40%, 5/15/18 (b)                                                652
   1,589,000    BHP Finance USA, 5.25%, 12/15/15                                1,351
     774,000    Boston Properties Inc., 6.25%, 1/15/13                            680
   1,930,000    Bottling Group LLC, 6.95%, 3/15/14                              1,975
   1,380,000    Burlington North Santa F, 5.65%, 5/1/17                         1,210
   1,020,000    Canadian National Resources, 4.90%, 12/1/14                       870
   1,475,000    Caterpillar Financial Services Corp., 4.25%, 2/8/13             1,340
     799,000    CBS Corp., 7.88%, 7/30/30                                         576
   1,540,000    Cincinnati Gas & Electric Co., 5.70%, 9/15/12                   1,502
   1,160,000    Cisco Systems Inc., 5.25%, 2/22/11                              1,162
   1,905,000    Citigroup Inc., 5.125%, 2/14/11                                 1,806
     995,000    Citigroup Inc., 6.125%, 5/15/18                                   854
   1,425,000    CME Group Inc., 5.40%, 8/1/13                                   1,347
     675,000    Coca-Cola Enterprises, 7.375%, 3/3/14                             686
     155,000    Comcast Corp., 5.70%, 5/15/18                                     128
   3,195,000    Comcast Corp., 6.50%, 1/15/17                                   2,813
   1,240,000    Conagra Foods Inc., 7.875%, 9/15/10                             1,234
   1,175,000    Conoco Funding Co., 6.35%, 10/15/11                             1,186
   1,993,000    Conoco Inc., 6.95%, 4/15/29                                     1,742
   1,707,000    Costco Wholesale Corp., 5.50%, 3/15/17                          1,572
   1,828,000    Cox Communications Inc., 5.45%, 12/15/14                        1,554
   1,444,000    Credit Suisse First Boston, 6.125%, 11/15/11                    1,381
   1,120,000    CSX Corp., 5.60%, 5/1/17                                          877
   1,672,000    CVS Caremark Corp., 5.75%, 8/15/11                              1,578
   1,724,000    DaimlerChrysler NA Holding, 5.75%, 9/8/11                       1,381
   2,250,000    Delhaize America Inc., 9.00%, 4/15/31                           1,998
   1,210,000    Deutsche Bank AG London, 4.875%, 5/20/13                        1,129
   1,328,000    Deutsche Telekom, 8.50%, 6/15/10                                1,308
   1,235,000    Devon Financing Corp. ULC, 6.875%, 9/30/11                      1,227
   1,760,000    Dr. Pepper Snapple Group 144A, 6.82%, 5/1/18 (b)                1,543
   1,135,000    E.I. DU Pont DE Nemours, 6.00%, 7/15/18                         1,041
     930,000    Electronic Data Systems, 6.00%, 8/1/13                            879
   1,740,000    Eli Lilly & Co., 5.20%, 3/15/17                                 1,581
   1,125,000    Encana Corp., 6.50%, 8/15/34                                      795
   1,673,000    Enterprise Products, 5.60%, 10/15/14                            1,404
   2,730,000    Exelon Corp., 4.90%, 6/15/15                                    2,045
   1,895,000    Fiserv Inc., 6.125%, 11/20/12                                   1,670
   1,030,000    France Telecom, 8.50%, 3/1/31                                     973
   1,370,000    Gazprom, 7.288%, 8/16/37                                          791
   1,890,000    General Mills Inc., 6.00%, 2/15/12                              1,855
   1,250,000    GlaxoSmithKline Capital Inc., 4.85%, 5/15/13                    1,187
   1,250,000    GlaxoSmithKline Capital Inc., 5.65%, 5/15/18                    1,110
   1,750,000    Goldman Sachs Group Inc., 6.15%, 4/1/18                         1,452
   1,270,000    Hartford Financial Services Group, 6.00%, 1/15/19                 882
   1,345,000    Hartford Financial Services Group, 6.30%, 3/15/18                 960
     931,000    Hewlett-Packard Co., 4.50%, 3/1/13                                867
   1,295,000    IBM Corp., 5.88%, 11/29/32                                      1,043
   1,350,000    Ingersoll-Rand Finance I, 6.00%, 8/15/13                        1,257
   1,020,000    Intuit Inc., 5.75%, 3/15/17                                       792
   1,202,000    John Deere Capital Corp., 7.00%, 3/15/12                        1,196
   1,615,000    JP Morgan Chase & Co., 5.60%, 6/1/11                            1,586
   2,280,000    Kellogg Co., 5.125%, 12/3/12                                    2,177
     863,000    Kellogg Co., 6.60%, 4/1/11                                        870
     953,000    Keyspan Corp., 7.625%, 11/15/10                                   987
   1,443,000    KFW, 3.75%, 6/27/11                                             1,491
   2,585,000    Kinder Morgan Energy Partners, 5.95%, 2/15/18                   2,026
     565,000    Kroger Co., 6.75%, 4/15/12                                        551
   1,240,000    Kroger Co., 7.50%, 4/1/31                                       1,064
   1,370,000    Lockheed Martin Corp., 6.15%, 9/1/36                            1,178
   1,290,000    Marathon Oil Corp., 5.90%, 3/15/18                              1,002
   1,550,000    McKesson HBOC, Inc., 5.25%, 3/1/13                              1,338
   1,190,000    Medco Health Solutions, 7.25%, 8/15/13                          1,139
   1,470,000    Merrill Lynch and Co., 6.875%, 4/25/18                          1,308
   1,665,000    Metlife Inc., 6.817%, 8/15/18                                   1,436

15    PAYDEN MUTUAL FUNDS

Principal                                                                       Value
or Shares                       Security Description                            (000)
------------   ------------------------------------------------------------   ---------
   2,066,000   Midamerican Energy Holdings, 6.125%, 4/1/36                    $   1,525
   1,995,000   Morgan Stanley, 6.60%, 4/1/12                                      1,788
   1,479,000   National Rural Utilities, 4.75%, 3/1/14                            1,234
   1,975,000   News America Inc., 6.65%, 11/15/37                                 1,569
   1,735,000   NYSE Euronext, 4.80%, 6/28/13                                      1,629
   1,290,000   Oracle Corp., 5.75%, 4/15/18                                       1,131
   1,409,000   Pacific Gas & Electric, 6.05%, 3/1/34                              1,078
   1,205,000   Pepsico Inc., 4.65%, 2/15/13                                       1,159
   1,405,000   Petro-Canada, 6.05%, 5/15/18                                       1,094
   2,060,000   Petronas Capital Ltd., 7.875%, 5/22/22                             1,846
   1,030,000   Prologis Trust, 6.625%, 5/15/18                                      594
   2,900,000   Rio Tinto Finance USA Ltd., 5.875%, 7/15/13                        2,477
   1,415,000   Rogers Communications, 6.80%, 8/15/18                              1,240
   1,207,000   Safeway Inc., 7.25%, 2/1/31                                          997
   1,140,000   Simon Property Group Inc., 6.125%, 5/30/18                           813
   1,210,000   Simon Property Group LP, 5.75%, 5/1/12                             1,045
   1,480,000   Telecom Italia Capital, 4.875%, 10/1/10                            1,275
   2,028,000   Telecom Italia Capital, 6.00%, 9/30/34                             1,106
   1,895,000   Telefonica Emisiones S.A.U., 6.22%, 7/3/17                         1,602
   1,205,000   Textron Financial Corp., 4.60%, 5/3/10                             1,114
   1,400,000   Time Warner Cable Inc., 6.55%, 5/1/37                              1,069
   1,111,000   Time Warner Entertainment, 8.375%, 7/15/33                           985
   1,103,000   Time Warner Inc., 5.50%, 11/15/11                                    976
   1,160,000   Trans-Canada Pipelines, 7.25%, 8/15/38                               922
   2,550,000   Travelers Cos. Inc., 5.80%, 5/15/18                                2,161
   1,120,000   Unilever Capital Corp., 7.125%, 11/1/10                            1,158
   1,370,000   Union Pacific Corp., 6.65%, 1/15/11                                1,333
   1,168,000   United Health Group, 5.375%, 3/15/16                                 880
   2,460,000   United Technologies Corp. 4.875%, 5/1/15                           2,245
   1,235,000   UnitedHealth Group Inc., 5.25%, 3/15/11                            1,193
   1,018,000   Vale Overseas Ltd., 6.88%, 11/21/36                                  737
   2,502,000   Valero Energy Corp., 6.875%, 4/15/12                               2,411
   1,210,000   Veolia Environment, 5.25%, 6/3/13                                  1,095
   1,290,000   Verizon Communications, 5.25%, 4/15/13                             1,187
     965,000   Verizon Communications, 8.75%, 11/1/18                               987
   1,195,000   Vodafone Group Plc., 6.15%, 2/27/37                                  898
   1,571,000   Walgreen Co., 4.875%, 8/1/13                                       1,536
   1,570,000   Wal-Mart Stores Inc., 6.50%, 8/15/37                               1,414
   1,337,000   Waste Management Inc., 7.75%, 5/15/32                              1,021
   1,620,000   Wellpoint Inc., 5.85%, 1/15/36                                     1,012
     735,000   Wells Fargo Co., 4.375%, 1/31/13                                     679
     730,000   Wells Fargo Co., 5.625%, 12/11/17                                    645
   1,760,000   Western Union Co., 5.93%, 10/1/16                                  1,430
   2,301,000   Wyeth, 5.50%, 2/1/14                                               2,159
   1,255,000   Xerox Corp., 5.50%, 5/15/12                                          976
   1,295,000   XTO Energy Inc., 5.50%, 6/15/18                                    1,021
                                                                              ---------
                                                                                161,037
                                                                              ---------
FOREIGN GOVERNMENT (4%)
   1,034,546   Croatia, 3.93%, 7/31/10                                              983
   1,130,000   Malaysia, 7.50%, 7/15/11                                           1,145
     570,000   People's Republic of China, 4.75%, 10/29/13                          540
   2,400,000   Republic of Brazil, 6.00%, 1/17/17                                 2,178
     590,000   Republic of Chile, 5.50%, 1/15/13                                    607
   1,962,000   Republic of Korea, 4.875%, 9/22/14                                 1,661
   1,250,000   Republic of Poland, 5.00%, 10/19/15                                1,092
     842,000   Republic of Poland, 6.25%, 7/3/12                                    777
   1,029,000   Russia Government International Bond,
               Variable rate 7.50%, 3/31/30 (d)                                     901
   1,036,000   State of Israel, 5.50%, 11/9/16                                    1,000
   4,490,000   United Mexican States, 6.75%, 9/27/34                              3,749
   1,323,000   United Mexican States, 9.875%, 2/1/10                              1,429
                                                                              ---------
                                                                                 16,062
                                                                              ---------
MORTGAGE BACKED (43%)
  10,985,455   FGLMC G02252, 5.50%, 7/1/36                                       10,723
  23,574,205   FHLMC G02385, 6.00%, 11/1/36                                      23,550
   4,686,890   FN 254766, 5.00%, 6/1/33                                           4,460
   1,395,121   FN 745418 ARM, 5.50%, 4/1/36                                       1,364
  15,704,827   FN 888823, 5.50%, 3/1/37                                          15,356
   8,134,418   FN 905759 ARM, 5.89%, 12/1/36                                      8,246
   1,266,807   FNMA 670385, 6.50%, 9/1/32                                         1,295
   5,088,099   FNMA 725423, 5.50%, 5/1/34                                         4,984
   8,179,283   FNMA 725424, 5.50%, 4/1/34                                         8,011
   3,452,070   FNMA 725425, 5.50%, 4/1/34                                         3,381
  13,785,149   FNMA 739821, 5.00%, 9/1/33                                        13,091
   3,127,129   FNW 04-W2 4A, 5.96%, 2/25/44                                       3,211
   9,044,089   G2 4040 30YR, 6.50%, 10/20/37                                      9,147
   9,066,219   G2 4170 30YR, 6.00%, 6/20/38                                       9,068
  20,052,900   G2SF 4049 30YR, 6.00%, 11/20/37                                   20,065
  18,720,000   GNMA 5.50%, 30Y TBA (c)                                           18,360
   6,500,000   Prime Mortgage Trust, 6.00%, 3/25/37                               3,950
   1,150,405   Structured Asset Mortgage Investments Inc., 5.91%, 5/25/36           633
   4,014,130   Thornburg Mortgage Securities Trust, 3.62%, 9/25/34                3,857
   7,660,000   Washington Mutual, 5.25%, 1/25/36                                  5,336
                                                                              ---------
                                                                                168,088
                                                                              ---------

MUNICIPAL (1%)
   2,330,000   Salt River Project, AZ, 5.00%, 1/1/38                              2,174
   2,780,000   Texas State Transportation
               Commission, 5.00%, 4/1/25                                          2,734
                                                                              ---------
                                                                                  4,908
                                                                              ---------

SUPRANATIONAL (2%)
   1,260,000   European Investment Bank, 4.625%, 5/15/14                          1,305
   2,720,000   European Investment Bank, 5.00%, 2/8/10                            2,811
     630,000   European Investment Bank, 5.125%, 9/13/16                            658
   1,120,000   Intl Bk Recon & Develop, 5.00%, 4/1/16                             1,163
                                                                              ---------
                                                                                  5,937
                                                                              ---------

U.S. GOVERNMENT AGENCY (4%)
   3,690,000   FHLB, 3.375%, 8/13/10                                              3,698
   3,570,000   FHLB, 3.625%, 10/18/13                                             3,446
     630,000   FHLB, 4.00%, 9/6/13                                                  620
     466,000   FHLMC, 4.875%, 2/17/09                                               469
   8,000,000   FHLB Disc Note, 2.30%, 1/14/09 (e)                                 7,962
                                                                              ---------
                                                                                 16,195
                                                                              ---------

U.S. TREASURY (11%)
   1,600,000   U.S. Treasury Note, 3.125%, 8/31/13                                1,629
  13,561,000   U.S. Treasury Note, 3.125%, 9/30/13                               13,786
     650,000   U.S. Treasury Note, 3.875%, 10/31/12                                 693
  24,697,000   U.S. Treasury Note, 4.00%, 8/15/18                                24,738
      75,000   U.S. Treasury Note, 4.50%, 5/15/38                                    77
      23,000   U.S. Treasury Note, 4.63%, 12/31/11                                   25
     285,000   U.S. Treasury Note, 5.00%, 5/15/37                                   314
     364,000   U.S. Treasury Note, 5.00%, 8/15/11                                   398
                                                                              ---------
                                                                                 41,660
                                                                              ---------
TOTAL BONDS (COST - $453,680)                                                   417,074
                                                                              ---------
INVESTMENT COMPANY (COST - $6,080) (2%)

   6,080,194   Paydenfunds Cash Reserves Money Market Fund *                      6,080
                                                                              ---------
TOTAL (COST - $459,760) (a) (109%)                                              423,154
LIABILITIES IN EXCESS OF OTHER ASSETS (-9%)                                     (34,125)
                                                                              ---------
NET ASSETS (100%)                                                             $ 389,029
                                                                              =========

                                                                Annual Report 16

PAYDEN CORE BOND FUND continued

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation            $       785
Unrealized depreciation                (37,391)
                                   -----------
Net unrealized depreciation        $   (36,606)
                                   ===========

(b) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)   Security was purchased on a delayed delivery basis.

(d) Security offered and sold outside of the United States, and thus is exempted from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)   Yield to maturity at time of purchase.

OPEN FUTURE CONTRACTS

                                                      Current      Unrealized
Number of                             Expiration       Value      Appreciation
Contracts        Contract Type           Date          (000s)        (000s)
----------    -------------------    ------------    ---------    -------------
190           U.S. Treasury 10
                Year Note Future        Dec-08       $  21,485    $          34

                       See notes to financial statements.

17    PAYDEN MUTUAL FUNDS

PAYDEN OPPORTUNITY BOND FUND

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in debt instruments and income producing securities from U.S. and foreign issuers with no limit on the average portfolio maturity.

CREDIT QUALITY - PERCENT OF VALUE
-----------------------------------------------
AAA                                          45%
AA                                            8%
A                                            18%
BBB                                          18%
BB or below                                  11%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                            Value
or Shares                   Security Description                     (000)
--------   ------------------------------------------------------   -------
BONDS (105%)
ASSET BACKED (1%)
 310,911   Los Angeles Arena Funding
           LLC 144A, 7.656%, 12/15/26 (b)                           $   297
CORPORATE (50%)
 120,000   3M Co., 4.375%, 8/15/13                                      118
 135,000   Abbott Laboratories, 5.875%, 5/15/16                         128
 200,000   Allied Waste North America, 6.125%, 2/15/14                  175
 105,000   Allstate Life Global Funding Trust, 5.375%, 4/30/13           95
  83,000   Anadarko Finance Co., 6.75%, 5/1/11                           83
 160,000   Arcelormittal 144A, 5.375%, 6/1/13 (b)                       130
 176,000   Astrazeneca PLC, 5.40%, 9/15/12                              172
 281,000   AT&T Wireless, 8.125%, 5/1/12                                279
  65,000   AT&T Wireless, 8.75%, 3/1/31                                  61
  45,000   Bank of America Corp., 4.25%, 10/1/10                         44
 100,000   Bank of America Corp., 5.75%, 12/1/17                         86
  80,000   Bank of  New York Mellon, 4.95%, 11/1/12                      77
  95,000   Bear Stearns Co. Inc., 5.55%, 1/22/17                         81
  60,000   Berkshire Hathaway Finance 144A, 5.40%, 5/15/18 (b)           54
 145,000   Bottling Group LLC, 6.95%, 3/15/14                           147
  85,000   Burlington North Santa F, 5.65%, 5/1/17                       75
  85,000   Canadian National Resources, 4.90%, 12/1/14                   73
  90,000   Caterpillar Financial Services Corp., 4.25%, 2/8/13           82
  67,000   CBS Corp., 7.88%, 7/30/30                                     48
 195,000   Chesapeake Energy Corp., 6.50%, 8/15/17                      145
 110,000   Cincinnati Gas & Electric Co., 5.70%, 9/15/12                107
 110,000   Cisco Systems Inc., 5.25%, 2/22/11                           110
 135,000   Citigroup Inc., 5.125%, 2/14/11                              128
  65,000   Citigroup Inc., 6.125%, 5/15/18                               56
 100,000   CME Group Inc., 5.40%, 8/1/13                                 94
  50,000   Coca-Cola Enterprises, 7.375%, 3/3/14                         51
 200,000   Comcast Corp., 6.50%, 1/15/17                                176
  90,000   Conagra Foods Inc., 7.875%, 9/15/10                           90
  85,000   Conoco Funding Co., 6.35%, 10/15/11                           86
 124,000   Conoco Inc., 6.95%, 4/15/29                                  108
 113,000   Cox Communications Inc., 5.45%, 12/15/14                      96
 165,000   Credit Suisse First Boston, 6.125%, 11/15/11                 158
 210,000   Crown Castle Towers LLC 144A, 6.795%, 11/15/36 (b)           176
  80,000   CSX Corp., 5.60%, 5/1/17                                      63
 155,000   CVS Caremark Corp., 5.75%, 8/15/11                           146
 318,000   DaimlerChrysler NA Holding, 5.75%, 9/8/11                    255
 185,000   Delhaize America Inc., 9.00%, 4/15/31                        164
  80,000   Deutsche Bank AG London, 4.875%, 5/20/13                      75
  95,000   Deutsche Telekom, 8.50%, 6/15/10                              94
  90,000   Devon Financing Corp. ULC, 6.875%, 9/30/11                    89
 105,000   Dr. Pepper Snapple Group 144A, 6.82%, 5/1/18 (b)              92
 200,000   Dynegy Holdings Inc., 8.38%, 5/1/16                          149
  80,000   E.I. DU Pont DE Nemours, 6.00%, 7/15/18                       73
 195,000   Echostar DBS Corp., 6.625%, 10/1/14                          157
  70,000   Electronic Data Systems, 6.00%, 8/1/13                        66
  95,000   Eli Lilly & Co., 5.20%, 3/15/17                               86
 120,000   Enterprise Products, 5.60%, 10/15/14                         101
 200,000   Exelon Corp., 4.90%, 6/15/15                                 150
  75,000   Fiserv Inc., 6.125%, 11/20/12                                 66
  85,000    France Telecom, 8.50%, 3/1/31                                80
 120,000   Gazprom, 7.288%, 8/16/37                                      69
 290,000   General Electric Capital Corp., 5.625%, 5/1/18               239
 217,000   General Electric Co., 5.25%, 12/6/17                         182
 155,000   General Mills Inc., 6.00%, 2/15/12                           152
  90,000   GlaxoSmithKline Capital Inc., 4.85%, 5/15/13                  85
 105,000   GlaxoSmithKline Capital Inc., 5.65%, 5/15/18                  93
 110,000   Goldman Sachs Group Inc., 6.15%, 4/1/18                       91
 105,000   Hartford Financial Services Group, 6.00%, 1/15/19             73
 210,000   Hertz Corp., 8.875%, 1/1/14                                  154
  70,000   Hewlett-Packard Co., 4.50%, 3/1/13                            65
 110,000   IBM Corp., 5.88%, 11/29/32                                    89
  95,000   Ingersoll-Rand Finance I, 6.00%, 8/15/13                      88
  61,000   Intuit Inc., 5.75%, 3/15/17                                   47
  85,000   John Deere Capital Corp., 7.00%, 3/15/12                      85
 110,000   JP Morgan Chase & Co., 5.60%, 6/1/11                         108
 140,000   Kellogg Co., 5.125%, 12/3/12                                 134
  65,000   Kellogg Co., 6.60%, 4/1/11                                    66
  67,000   Keyspan Corp., 7.625%, 11/15/10                               69
 115,000   KFW, 3.75%, 6/27/11                                          119
 166,000   Kinder Morgan Energy Partners, 5.95%, 2/15/18                130
  40,000   Kroger Co., 6.75%, 4/15/12                                    39
 105,000   Kroger Co., 7.50%, 4/1/31                                     90
 195,000   L-3 Communications Corp., 6.125%, 7/15/13                    170
 195,000   Lockheed Martin Corp., 6.15%, 9/1/36                         168
 105,000   Marathon Oil Corp., 5.90%, 3/15/18                            82
  82,000   Mckesson HBOC, Inc., 5.25%, 3/1/13                            71
  95,000   Medco Health Solutions, 7.25%, 8/15/13                        91
  95,000   Merrill Lynch and Co., 6.875%, 4/25/18                        85
 100,000   Metlife Inc., 6.817%, 8/15/18                                 86
 200,000   MGM Mirage Inc., 6.75%, 9/1/12                               129
 188,000   Midamerican Energy Holdings, 6.125%, 4/1/36                  139
 150,000   Morgan Stanley, 6.60%, 4/1/12                                134
 195,000   Nalco Co., 7.75%, 11/15/11                                   178
 114,000   National Rural Utilities, 4.75%, 3/1/14                       95
 165,000   News America Inc., 6.65%, 11/15/37                           131

                                                                Annual Report 18

PAYDEN OPPORTUNITY BOND FUND continued

Principal                                                                     Value
or Shares                       Security Description                          (000)
----------   ------------------------------------------------------------   ---------
   140,000   NYSE Euronext, 4.80%, 6/28/13                                  $     131
    90,000   Oracle Corp., 5.75%, 4/15/18                                          79
   195,000   Owens-Brockway, 6.75%, 12/1/14                                       170
    87,000   Pacific Gas & Electric, 6.05%, 3/1/34                                 67
    90,000   Pepsico Inc., 4.65%, 2/15/13                                          87
   120,000   Petro-Canada, 6.05%, 5/15/18                                          93
    85,000   Prologis Trust, 6.625%, 5/15/18                                       49
   215,000   Rio Tinto Finance USA Ltd., 5.875%, 7/15/13                          184
   100,000   Rogers Communications, 6.80%, 8/15/18                                 88
   122,000   Safeway Inc., 7.25%, 2/1/31                                          101
    95,000   Simon Property Group Inc., 6.125%, 5/30/18                            68
    90,000   Simon Property Group LP, 5.75%, 5/1/12                                78
    58,000   SLM Corp., 5.45%, 4/25/11                                             43
   200,000   Smithfield Foods Inc., 7.00%, 8/1/11                                 141
   195,000   Stater Brothers Holdings, 8.125%, 6/15/12                            175
   190,000   Sungard Data Systems Inc., 9.125%, 8/15/13                           159
    91,000   Telecom Italia Capital, 4.875%, 10/1/10                               78
    99,000   Telecom Italia Capital, 6.00%, 9/30/34                                54
   135,000   Telefonica Emisiones S.A.U., 6.22%, 7/3/17                           114
    85,000   Textron Financial Corp., 4.60%, 5/3/10                                79
    69,000   Time Warner Cable Inc., 6.55%, 5/1/37                                 53
    72,000   Time Warner Entertainment, 8.375%, 7/15/33                            64
    75,000   Time Warner Inc., 5.50%, 11/15/11                                     66
    85,000   Trans-Canada Pipelines, 7.25%, 8/15/38                                68
    80,000   Travelers Cos. Inc., 5.80%, 5/15/18                                   68
    80,000   Unilever Capital Corp., 7.125%, 11/1/10                               83
    76,000   Union Pacific Corp., 6.65%, 1/15/11                                   74
   154,000   United Technologies Corp. 4.875%, 5/1/15                             141
    90,000   UnitedHealth Group Inc., 5.25%, 3/15/11                               87
    43,000   Vale Overseas Ltd., 6.88%, 11/21/36                                   31
   169,000   Valero Energy Corp., 6.875%, 4/15/12                                 163
   100,000   Veolia Environment, 5.25%, 6/3/13                                     91
   110,000   Verizon Communications, 5.25%, 4/15/13                               101
    70,000   Verizon Communications, 8.75%, 11/1/18                                71
   145,000   Wal-Mart Stores Inc., 6.50%, 8/15/37                                 131
   115,000   Walgreen Co., 4.875%, 8/1/13                                         112
   120,000   Wellpoint Inc., 5.85%, 1/15/36                                        75
    50,000   Wells Fargo Co., 4.375%, 1/31/13                                      46
    48,000   Wells Fargo Co., 5.625%, 12/11/17                                     42
   145,000   Western Union Co., 5.93%, 10/1/16                                    118
   175,000   Wyeth, 5.50%, 2/1/14                                                 164
   205,000   Wynn Las Vegas LLC, 6.625%, 12/1/14                                  152
    90,000   Xerox Corp., 5.50%, 5/15/12                                           70
   110,000   XTO Energy Inc., 5.50%, 6/15/18                                       87
                                                                            ---------
                                                                               13,517
                                                                            ---------

FOREIGN GOVERNMENT (5%)
   200,000   Republic of Brazil, 6.00%, 1/17/17                                   182
    70,000   Republic of Brazil, 8.875%, 10/14/19                                  71
   100,000   Republic of Colombia, 7.375%, 1/27/17                                 90
   120,000   Republic of Indonesia, 7.50%, 1/15/16                                 87
   129,000   Republic of Korea, 4.875%, 9/22/14                                   109
    88,000   Republic of Panama, 9.375%, 4/1/29                                    86
   120,000   Republic of Peru, 8.375%, 5/3/16                                     117
    80,000   Republic of Philippines, 9.875%, 1/15/19                              86
    59,000   Republic of Poland, 6.25%, 7/3/12                                     54
   100,000   Republic of Turkey, 6.75%, 4/3/18                                     78
    68,600   Russia Government International Bond, 7.50%, 3/31/30 (d)              60
    70,000   State of  Israel, 5.50%, 11/9/16                                      68
    40,000   United Mexican States, 5.625%, 1/15/17                                36
   100,000   United Mexican States, 6.75%, 9/27/34                                 84
    70,000   United Mexican States, 7.50%, 4/8/33                                  68
   112,000   United Mexican States, 9.875%, 2/1/10                                121
                                                                            ---------
                                                                                1,397
                                                                            ---------

MORTGAGE BACKED (43%)
 1,684,375   FHLMC G02385, 6.00%, 11/1/36                                       1,683
   170,521   FN 254766, 5.00%, 6/1/33                                             162
 1,227,402   FN 745418 ARM, 5.50%, 4/1/36                                       1,200
   552,740   FN 888823, 5.50%, 3/1/37                                             540
   445,601   FN 905759 ARM, 5.89%, 12/1/36                                        452
   288,497   FNMA 670385, 6.50%, 9/1/32                                           295
   933,189   FNMA 725423, 5.50%, 5/1/34                                           914
 1,572,601   FNMA 739821, 5.00%, 9/1/33                                         1,493
   359,014   G2 4040 30YR, 6.50%, 10/20/37                                        363
 1,143,047   G2 4170 30YR, 6.00%, 6/20/38                                       1,143
 1,480,590   G2SF 4049 30YR, 6.00%, 11/20/37                                    1,482
   696,720   GN 782407 30YR, 5.50%, 9/15/38                                       682
   940,000   GNMA 5.50%, 30Y TBA (c)                                              922
   272,000   SBA CMBS Trust 144A, 6.90%, 11/15/36 (b)                             226
   226,000   SBA CMBS Trust 144A, 7.39%, 11/15/36 (b)                             188
   173,617   Structured Asset Mortgage Investments Inc.,
             5.91%, 5/25/36                                                        95
                                                                            ---------
                                                                               11,840
                                                                            ---------

MUNICIPAL (1%)
   160,000   Salt River Project, AZ, 5.00%, 1/1/38                                149
   190,000   Texas State Transportation Commission, 5.00%, 4/1/25                 187
                                                                            ---------
                                                                                  336
                                                                            ---------

 U.S. TREASURY (5%)
   200,000   U.S. Treasury Note, 2.00%, 9/30/10                                   202
 1,121,000   U.S. Treasury Note, 4.00%, 8/15/18                                 1,123
                                                                            ---------
                                                                                1,325
                                                                            ---------
TOTAL BONDS (COST - $31,591)                                                   28,712
                                                                            ---------
INVESTMENT COMPANY (COST - $371) (1%)
   370,627   Paydenfunds Cash Reserves Money Market Fund *                        371
                                                                            ---------
TOTAL (COST - $31,962) (a) (106%)                                              29,083
LIABILITIES IN EXCESS OF OTHER ASSETS (-6%)                                    (1,753)
                                                                            ---------
NET ASSETS (100%)                                                           $  27,330
                                                                            =========

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation           $      43
Unrealized depreciation              (2,922)
                                  ---------
Net unrealized depreciation       $  (2,879)
                                  =========

(b) Security offered to qualified investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)   Security was purchased on a delayed delivery basis.

(d) Security offered and sold outside of the United States, and thus is exempted from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

OPEN FUTURE CONTRACTS

                                                                  Current      Unrealized
Number of                                          Expiration      Value      Appreciation
Contracts              Contract Type                   Date        (000s)        (000s)
----------   ----------------------------------   ------------   ---------   ---------------
4            U.S. Treasury 10 Year Note Future        Dec-08     $     452   $             2

                       See notes to financial statements.

19    PAYDEN MUTUAL FUNDS

PAYDEN HIGH INCOME FUND

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

CREDIT QUALITY - PERCENT OF VALUE
-------------------------------------------
AAA                                      10%
BBB                                       3%
BB                                       30%
B                                        47%
CCC                                      10%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                Value
or Shares                       Security Description                     (000)
------------   -----------------------------------------------------   --------
BONDS (80%)
ASSET BACKED (0%)
     182,066   Long Beach Mortgage Loan Trust, 7.05%, 3/25/33          $     51
COMMUNICATIONS (12%)
     675,000   American Tower Corp. 144A, 7.00%, 10/15/17 (b)               591
   1,135,000   CCH I LLC., 11.00%, 10/1/15                                  516
     605,000   CCH II LLC/CCH II Capital Co., 10.25%, 9/15/10               424
   2,280,000   Charter Comm Opt LLC/CAP. 144A,
               8.00%, 4/30/12 (b)                                         1,767
     625,000   Cincinnati Bell Inc., 8.375%, 1/15/14                        455
   2,550,000   Citizens Communications, 6.25%, 1/15/13                    2,123
   1,000,000   Citizens Communications, 9.25%, 5/15/11                      855
   3,195,000   Clear Channel Communication, 7.65%, 9/15/10                2,428
   2,150,000   Dex Media Inc., 8.00%, 11/15/13                              484
   2,490,000   DirecTV Holdings Financing
               144A, 7.625%, 5/15/16 (b)                                  2,104
   1,950,000   Echostar DBS Corp., 6.625%, 10/1/14                        1,570
     730,000   Fairpoint Communications
               144A, 13.125%, 4/1/18 (b)                                    517
     500,000   General Cable Corp., 7.125%, 4/1/17                          322
   1,215,000   Mediacom LLC/Mediacom Capital
               Corp., 9.50%, 1/15/13                                        963
   1,230,000   Nextel Communications, 7.375%, 8/1/15                        677
   3,170,000   Qwest Communications Int, 7.50%, 2/15/14                   2,171
     930,000   Sandridge Energy Inc. 144A, 8.00%, 6/1/18 (b)                623
   1,230,000   Sprint Capital Corp., 6.875%, 11/15/28                       721
   2,380,000   Sprint Nextel Corp., 6.00%, 12/1/16                        1,651
   1,370,000   Windstream Corp., 7.00%, 3/15/19                             843
                                                                       --------
                                                                         21,805
                                                                       --------

CONSUMER CYCLICALS (11%)
      29,770   Air 2 US 144A, 8.027%, 10/1/19 (b)                            24
     665,000   Arvinmeritor Inc., 8.75%, 3/1/12                             389
   1,440,000   Avis Budget Car Rental, 7.625%, 5/15/14                      526
     820,000   Boyd Gaming Corp., 7.75%, 12/15/12                           677
   1,295,000   Carrols Corp., 9.00%, 1/15/13                                842
   1,205,000   Ford Motor Co., 6.50%, 8/1/18                                380
     660,000   Ford Motor Co., 7.45%, 7/16/31                               211
   1,420,000   Ford Motor Credit Co., 5.80%, 1/12/09                      1,317
   1,940,000   Ford Motor Credit Co., 7.00%, 10/1/13                      1,076
   2,360,000   General Motors Corp., 7.20%, 1/15/11                         962
   1,445,000   General Motors Corp., 8.375%, 7/15/33                        476
   1,140,000   Harrah's Operating Co. Inc. 144A, 10.75%, 2/1/16 (b)         376
   1,495,000   Hertz Corp., 8.875%, 1/1/14                                1,099
   1,235,000   Isle of Capri Casinos, 7.00%, 3/1/14                         605
     980,000   Jarden Corp., 7.50%, 5/1/17                                  735
   1,530,000   Jefferson Smurfit Corp., 8.25%, 10/1/12                      788
   1,245,000   MGM Mirage Inc., 6.00%, 10/1/09                            1,114
   1,775,000   MGM Mirage Inc., 6.75%, 4/1/13                             1,118
   1,250,000   Michaels Stores Inc., 10.00%, 11/1/14                        569
     855,000   Mohegan Tribal Gaming, 6.125%, 2/15/13                       586
   1,235,000   Neiman Marcus Group Inc., 9.00%, 10/15/15                    852
     885,000   Phillips Van-Heusen, 7.25%, 2/15/11                          805
   1,140,000   Pinnacle Entertainment, 7.50%, 6/15/15                       718
     650,000   Rent-A-Center, 7.50%, 5/1/10                                 613
     625,000   Rock-Tennessee Co., 8.20%, 8/15/11                           594
     995,000   Tenneco Inc., 8.625%, 11/15/14                               475
   1,085,000   United Rentals, 6.50%, 2/15/12                               764
   1,780,000   Wynn Las Vegas LLC/Corp., 6.625%, 12/1/14                  1,322
   1,000,000   Yankee Acquisition Corp., 8.50%, 2/15/15                     570
                                                                       --------
                                                                         20,583
                                                                       --------
CONSUMER NON-CYCLICALS (9%)
   1,185,000   Acco Brands Corp., 7.625%, 8/15/15                           687
     395,000   Albertson's Inc., 7.50%, 2/15/11                             354
   1,295,000   Albertson's Inc., 8.00%, 5/1/31                              934
     600,000   Alliance One International Inc., 11.00%, 5/15/12             510
     440,000   American Achievement Corp. 144A, 8.25%, 4/1/12 (b)           441
   1,000,000   Aramark Corp., 6.30%, 2/1/15                                 720
   1,545,000   Aramark Services Inc., 8.50%, 2/1/15                       1,329
     500,000   Ashtead Capital Inc. 144A, 9.00%, 8/15/16 (b)                318
     930,000   Dave & Buster's Inc., 11.25%, 3/15/14                        698
     900,000   Dean Foods Co., 7.00%, 6/1/16                                689
     385,000   Delhaize America Inc., 9.00%, 4/15/31                        342
     990,000   Denny's Holdings Inc., 10.00%, 10/1/12                       757
     485,000   Elizabeth Arden Inc., 7.75%, 1/15/14                         352
   1,500,000   Energy Partners Ltd., 9.75%, 4/15/14                         814
     955,000   Iron Mountain Inc., 7.75%, 1/15/15                           825
   1,210,000   Jostens IH Corp., 7.625%, 10/1/12                            962
   1,805,000   Lamar Media Corp., 7.25%, 1/1/13                           1,426
     885,000   Leslie's Poolmart, 7.75%, 2/1/13                             686
   1,200,000   Levi Strauss and Co., 9.75%, 1/15/15                         846
     980,000   NPC International, Inc., 9.50%, 5/1/14                       613
   1,360,000   Smithfield Foods Inc., 8.00%, 10/15/09                     1,224
   1,455,000   Stater Brothers Holdings, 8.125%, 6/15/12                  1,302
                                                                       --------
                                                                         16,829
                                                                       --------
ENERGY (12%)
   1,000,000   AES Corp. 144A, 8.00%, 6/1/20 (b)                            740
   1,215,000   Allegheny Energy Supply, 7.80%, 3/15/11                    1,118

                                                                Annual Report 20

PAYDEN HIGH INCOME FUND continued

Principal                                                           Value
or Shares                Security Description                       (000)
---------   ---------------------------------------------------   ---------
  620,000   Amerigas Partner/Eagle Finance, 7.125%, 5/20/16       $     460
1,370,000   Basic Energy Services , 7.125%, 4/15/16                     911
1,920,000   Chesapeake Energy Corp., 6.875%, 1/15/16                  1,550
1,395,000   Chesapeake Energy Corp., 6.875%, 11/15/20                   994
  780,000   Colorado Interstate Gas, 6.80%, 11/15/2015                  664
  700,000   Complete Production Service, 8.00%, 12/15/16                480
1,000,000   Corrections Corporation of America, 6.25%, 3/15/13          867
1,170,000   Dynegy Holdings Inc., 8.38%, 5/1/16                         872
  430,000   Dynegy Holdings Inc., 7.75%, 6/1/19                         290
1,185,000   El Paso Corp., 7.75%, 1/15/32                               826
1,960,000   Energy Future Holdings
            144A, 10.875%, 11/1/17 (b)                                1,519
  400,000   Forest Oil Corp., 7.25%, 6/15/19                            274
  620,000   Intergen NV 144A, 9.00%, 6/30/17 (b)                        499
1,000,000   Mariner Energy, Inc., 8.00%, 5/15/17                        594
  330,000   Massey Energy Co., 6.875%, 12/15/13                         269
  625,000   Newfield Exploration Co., 6.625%, 4/15/16                   466
1,000,000   Opti Canada Inc., 8.25%, 12/15/14                           600
  595,000   Petroquest Energy Inc., 10.375%, 5/15/12                    452
  900,000   Plains Exploration & Pro, 7.00%, 3/15/17                    594
1,470,000   Seitel Acquisition Corp., 9.75%, 2/15/14                    933
1,140,000   Sierra Pacific Resources, 8.625%, 3/15/14                 1,007
2,040,000   Stallion Oilfield Services 144A, 9.75%, 2/1/15 (b)          969
  585,000   Targa Resources Inc., 8.50%, 11/1/13                        407
  890,000   Targa Resources Partners 144A, 8.25%, 7/1/16 (b)            556
1,185,000   Tesoro Corp., 6.625%, 11/1/15                               812
  560,000   Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)              249
  700,000   W&T Offshore Inc. 144A, 8.25%, 6/15/14 (b)                  466
                                                                  ---------
                                                                     20,438
                                                                  ---------
FINANCIAL (0%)
1,600,000   Nuveen Investments Inc.
            144A, 10.50%, 11/15/15 (b)                                  440
HEALTHCARE (11%)
  475,000   Accellent Inc., 10.50%, 12/1/13                             354
2,520,000   Bausch & Lomb Inc. 144A, 9.875%, 11/1/15 (b)              1,991
1,580,000   Biomet, 10.00%, 10/15/17                                  1,462
1,120,000   Boston Scientific Corp., 6.40%, 6/15/16                     930
2,340,000   Community Health Systems, 8.875%, 7/15/15                 1,971
1,315,000   Davita Inc., 6.625%, 3/15/13                              1,160
2,290,000   HCA Inc., 7.50%, 11/6/33                                  1,317
1,545,000   HCA Inc., 9.125%, 11/15/14                                1,333
2,190,000   HCA Inc., 9.25%, 11/15/16                                 1,867
1,330,000   Omnicare Inc., 6.875%, 12/15/15                           1,031
1,200,000   Psychiatric Solutions Inc., 7.75%, 7/15/15                  993
2,825,000   Tenet Healthcare Corp., 6.50%, 6/1/12                     2,373
  900,000   United Surgical Partners, 8.875%, 5/1/17                    582
  500,000   Universal Hospital Services, 6.30%, 6/1/15                  343
  500,000   Universal Hospital Services, 8.50%, 6/1/15                  403
  335,000   Unumprovident Finance Co.
            144A, 6.85%, 11/15/15 (b)                                   276
1,145,000   US Oncology Inc., 9.00%, 8/15/12                            956
1,400,000   Vanguard Health Holding, 9.00%, 10/1/14                   1,169
                                                                  ---------
                                                                     20,511
                                                                  ---------
INDUSTRIAL (10%)
2,505,000   Allied Waste North America, 6.125%, 2/15/14               2,192
  500,000   American Axle & Manufacturing, Inc., 7.875%, 3/1/17         158
  605,000   American Railcar, 7.50%, 3/1/14                             481
1,000,000   Baldor Electric Co., 8.63%, 2/15/17                         770
  640,000   Ball Corp., 6.875%, 12/15/12                                592
1,445,000   Bombardier Inc. 144A, 6.75%, 5/1/12 (b)                   1,243
  655,000   Crown Cork & Seal, 8.00%, 4/15/23                           488
1,750,000   CSC Holdings Inc., 7.88%, 2/15/18                         1,282
  620,000   DRS Technologies Inc., 6.625%, 2/1/16                       617
1,000,000   Geo Group Inc., 8.25%, 7/15/13                              880
1,335,000   Graham Packaging Co., 8.50%, 10/15/12                       980
1,265,000   KB Home & Broad Home Corp., 6.375%, 8/15/11               1,005
1,300,000   L-3 Communications Corp., 5.875%, 1/15/15                 1,073
  295,000   Owens-Illinois Inc., 7.50%, 5/15/10                         283
  500,000   P.H. Glatfelter, 7.125%, 5/1/16                             460
  990,000   Sally Holdings LLC, 9.25%, 11/15/14                         797
  850,000   SPX Corp. 144A, 7.625%, 12/15/14 (b)                        715
2,240,000   Steel Dynamics Inc., 7.375%, 11/1/12                      1,677
  960,000   Susser Holdings LLC, 10.625%, 12/15/13                      821
  750,000   Verso Paper Holdings LLC., 9.125%, 8/1/14                   401
                                                                  ---------
                                                                     16,915
                                                                  ---------
MATERIALS (6%)
1,300,000   FMG Finance Pty Ltd. 144A, 10.63%, 9/1/16 (b)               897
1,700,000   Freeport-McMoran C & G, 8.375%, 4/1/17                    1,336
1,870,000   Georgia-Pacific Corp. 144A, 7.125%, 1/15/17 (b)           1,309
  690,000   Georgia-Pacific Corp., 8.125%, 5/15/11                      587
  610,000   Hexion U.S. Finance/Nova Scotia, 9.75%, 11/15/14            390
  650,000   Ineos Group Holdings Plc 144A, 8.50%, 2/15/16 (b)           244
  730,000   Momentive Performance, 11.50%, 12/1/16                      317
1,445,000   Nalco Co., 7.75%, 11/15/11                                1,322
1,320,000   Owens-Brockway Glass, 8.25%, 5/15/13                      1,241
1,280,000   Polyone Corp., 8.88%, 5/1/12                              1,011
1,035,000   Reichhold Industries Inc. 144A, 9.00%, 8/15/14 (b)          906
1,045,000   Sabine Pass LNG LP, 7.50%, 11/30/16                         726
                                                                  ---------
                                                                     10,286
                                                                  ---------

TECHNOLOGY (5%)
  650,000   Avago Technologies Finance, 11.875%, 12/1/15                530
  500,000   Expedia Inc. 144A, 8.50%, 7/1/16 (b)                        372
1,440,000   First Data Corp., 9.875%, 9/24/15                           929
2,250,000   Freescale Semiconductor, 10.125%, 12/15/16                  894
  430,000   Mirant North America Llc., 7.38%, 12/31/13                  378
1,070,000   NXP BV, 9.50%, 10/15/15                                     364
  740,000   Sanmina-SCI Corp., 8.125%, 3/1/16                           470
  750,000   Seagate Technology HDD, 6.375%, 10/1/11                     670
1,180,000   Sungard Data Systems Inc., 10.25%, 8/15/15                  832
1,015,000   Sungard Data Systems Inc., 9.125%, 8/15/13                  848
1,300,000   Unisys Corp., 6.875%, 3/15/10                             1,009
1,695,000   Wind Acquisition Financial SA
            144A, 10.75%, 12/1/15 (b)                                 1,314
                                                                  ---------
                                                                      8,610
                                                                  ---------
UTILITIES (4%)
1,860,000   Edison Mission Energy, 7.00%, 5/15/17                     1,481
1,430,000   Edison Mission Energy, 7.625%, 5/15/27                      936
2,100,000   NRG Energy Inc., 7.375%, 2/1/16                           1,817
2,120,000   PSEG Energy Holdings, 8.50%, 6/15/11                      2,116
1,525,000   Teco Energy Inc., 6.572%, 11/1/17                         1,191
                                                                  ---------
                                                                      7,541
                                                                  ---------
TOTAL BONDS (COST -$ 197,587)                                       144,009
                                                                  ---------
INVESTMENT COMPANY (COST - $17,189) (10%)
17,188,728  Paydenfunds Cash Reserves Money Market Fund *            17,189
                                                                  ---------
TOTAL (COST - $214,776) (a) (90%)                                   161,198
OTHER ASSETS, NET OF LIABILITIES (10%)                               18,811
                                                                  ---------
NET ASSETS (100%)                                                 $ 180,009
                                                                  =========

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                          $       --
Unrealized depreciation                                             (53,578)
                                                                 ----------
Net unrealized depreciation                                      $  (53,578)
                                                                 ==========

(b) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

                       See notes to financial statements.

 21 PAYDEN MUTUAL FUNDS

PAYDEN TAX EXEMPT BOND FUND

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

CREDIT QUALITY - PERCENT OF VALUE
---------------------------------
AAA                            39%
AA                             34%
A                              24%
BBB                             2%
Unrated                         1%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                           Value
or Shares               Security Description                        (000)
---------   ---------------------------------------------------   ---------
BONDS (97%)
GENERAL OBLIGATION (43%)
  600,000   California State, 5.50%, 8/1/21                       $     612
  200,000   Dallas TX, 5.00%, 2/15/18                                   200
  400,000   Florida State Board of Education, 5.75%, 6/1/12             426
  295,000   Georgia State, 5.00%, 3/1/13                                314
  500,000   Gilroy, CA Unified School District.,
            5.25%, 8/1/19 (b) FGIC                                      507
  400,000   Glendale, AZ, 5.30%, 7/1/12                                 418
  300,000   Gwinnett County, GA School
            District, 5.00%, 2/1/36                                     284
  500,000   Lower Merion, PA School District, 5.00%, 9/1/25             497
  250,000   Maryland State, 5.00%, 2/15/18                              260
  680,000   North Orange County Community
            College District, 0.00%, 8/1/25 (b) FGIC                    251
    5,000   Prince Georges County, MD,
            5.50%, 5/15/13 (b) FSA                                        5
  300,000   San Diego, CA Unified School
            District, 5.25%, 7/1/27                                     299
  200,000   San Francisco CA, Bay Area
            Rapid Tran District, 5.00%, 8/1/26                          198
  125,000   Texas State, 5.375%, 10/1/13                                133
  500,000   Virginia State, 5.00%, 6/1/11                               527
  350,000   Wisconsin State, 5.00%, 5/1/19 (b) AMBAC                    358
  400,000   Oregon State, 1.90%, 6/1/40                                 400
                                                                  ---------
                                                                      5,689
                                                                  ---------
REVENUE (54%)
AIRPORT/PORT (3%)
  400,000   Metropolitan DC Airport Authority,
            5.375%, 10/1/14 (b) FSA                                     398
HEALTHCARE (7%)
  150,000   Allegheny County PA, Hospital
            Development Authority, 5.00%, 6/15/12                       153
  400,000   Multnomah County, OR Hospital
            Facilities Authority, 5.25%, 10/1/13                        415
  400,000   Missouri State Health and Educational
            FACS, 1.25%, 9/1/30                                         400
                                                                  ---------
                                                                        968
                                                                  ---------
INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL (5%)
  415,000   Golden State Tobacco Securitization
            Corp., 5.00%, 6/1/17                                        415
  250,000   Union County, NJ Utilities
            Authority, 4.75%, 6/15/09                                   254
                                                                  ---------
                                                                        669
                                                                  ---------
LEASE (12%)
  500,000   California State Public Works, 5.25%, 6/1/13                523
  250,000   Charleston, SC Education Excellence
            Fin. Corp., 5.00%, 12/1/09                                  257
  530,000   Lancaster, SC Edl Assistance, 5.25%, 12/1/17                535
  300,000   Laurens County, S C School
            District, 5.25%, 12/1/22                                    271
                                                                  ---------
                                                                      1,586
                                                                  ---------
PRE-REFUNDED (4%)
    5,000   Georgia State, 5.00%, 3/1/13                                  5
  300,000   Oregon State Department Admin.
            Services Lottery Revenue, 5.75%, 4/1/14                     309
  135,000   Utica, NY Industrial Development
            Agency, 6.875%, 12/1/14                                     143
                                                                  ---------
                                                                        457
                                                                  ---------
RECREATIONAL (4%)
  500,000   Garden State Preservation Trust,
            5.80%, 11/1/21 (b) FSA                                      524
TAX-BACKED (2%)
  240,000   California Economic Recovery, 5.00%, 3/1/11                 248
TRANSPORTATION (2%)
  100,000    Los Angeles County, CA Transportation
             Authority, 5.00%, 7/1/09 (b) AMBAC                         102
  100,000    North TX Thruway Authority, 5.00%, 1/1/10                  101
  100,000    Texas State Transportation
             Commission, 5.00%, 4/1/18                                  104
                                                                  ---------
                                                                        307
                                                                  ---------
UNIVERSITY (4%)
  300,000   Massachusetts State Health & Edl
            Facs Authority, 5.25%, 7/1/15                               323
  195,000   Richmond County, GA Dev
            Authority, 5.00%, 2/1/11                                    193
                                                                  ---------
                                                                        516
                                                                  ---------
WATER & SEWER (11%)
  200,000   California State Department of Water
            Resources, 5.00%, 12/1/16 (b) MBIA                          209

                                                                Annual Report 22

PAYDEN TAX EXEMPT BOND FUND continued

Principal                                                           Value
or Shares                  Security Description                     (000)
---------   ---------------------------------------------------   ---------
  550,000   Dallas, TX Waterworks &
            Sewer System, 5.50%, 10/1/10                          $     567
  200,000   Los Angeles CA, Department of Water &
            Power, 5.00%, 7/1/44 (b) AMBAC                              175
  300,000   Ohio Water Development
            Authority, 5.00%, 6/1/13                                    320
  205,000   Virginia State Resources
            Authority, 5.00%, 11/1/11                                   214
                                                                  ---------
                                                                      1,485
                                                                  ---------
TOTAL BONDS (COST - $13,100)                                         12,847
                                                                  ---------
INVESTMENT COMPANY (COST - $224) (2%)
  223,596   Dreyfus Tax Exempt Cash Management Fund                     224
                                                                  ---------
TOTAL (COST - $13,324) (a) (99%)                                     13,071
OTHER ASSETS, NET OF LIABILITIES (1%)                                   160
                                                                  ---------
NET ASSETS (100%)                                                 $  13,231
                                                                  =========

All of the securities are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                           $     111
Unrealized depreciation                                                (364)
                                                                  ---------
Net unrealized depreciation                                       $    (253)
                                                                  =========

(b) Payment of principal and/or interest is insured against default by a monoline insurer.

AMBAC - American Municipal Bond Assurance Co.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance
MBIA - Municipal Bond Insurance Association

                       See notes to financial statements.

23      PAYDEN MUTUAL FUNDS

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

CREDIT QUALITY - PERCENT OF VALUE
---------------------------------
AAA                           17%
AA                            46%
A                             36%
BBB                            1%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                           Value
or Shares                  Security Description                     (000)
---------   ---------------------------------------------------   ---------
BONDS (97%)
GENERAL OBLIGATION (37%)

1,000,000   California State, 5.00%, 12/1/30                      $     821
  600,000   California State, 5.00%, 2/1/23                             557
  650,000   California State, 5.00%, 2/1/32                             584
1,000,000   California State, 5.00%, 3/1/17 (b) MBIA                  1,022
  830,000   California State, 5.00%, 6/1/14                             863
1,000,000   California State, 5.00%, 6/1/32                             895
1,000,000   Chaffey Community College,
            5.00%, 6/1/27 (b) MBIA                                      930
  585,000   Coast Community College District CA,
            5.00%, 8/1/23 (b) FSA                                       574
  500,000   Dublin CA, Unified School District,
            5.00%, 8/1/25 (b) FSA                                       471
1,100,000   Gilroy, CA Unified School District.,
            5.25%, 8/1/19 (b) FGIC                                    1,116
1,000,000   Los Angeles, CA Unified School District,
            6.00%, 7/1/14 (b) FGIC                                    1,109
1,000,000   Los Angeles, City of CA, 5.00%, 9/1/10                    1,043
  250,000   Los Angeles, City of CA, 5.25%, 9/1/13 (b) FGIC             268
  220,000   Los Gatos Joint Union High School District,
            5.25%, 12/1/13 (b) FSA                                      239
1,000,000   Marin, CA Community College District,
            5.00%, 8/1/26                                               971
1,000,000   Newport Mesa, CA School District,
            5.00%, 8/1/15 (b) MBIA                                    1,032
1,320,000   North Orange County Community College
            District, 0.00%, 8/1/25 (b) FGIC                            487
  500,000   Puerto Rico Commonwealth Infrastructure
            Financing Authority, 5.50%, 10/1/34                         505
1,000,000   Sacramento, CA City Unified School District,
            5.75%, 7/1/15                                             1,049
  450,000   San Carlos CA, School District,
            0.00%, 10/1/18 (b) MBIA                                     262
  800,000   San Francisco CA, Bay Area Rapid Tran District,
            5.00%, 8/1/26                                               791
1,300,000   Santa Monica CA, Community College District,
            0.00%, 8/1/12 (b) FGIC                                    1,134
                                                                  ---------
                                                                     16,723
                                                                  ---------

REVENUE (60%)
AIRPORT/PORT (2%)
1,000,000   San Diego, CA Port District,
            5.00%, 9/1/13 (b) MBIA                                    1,019
CORPORATE (2%)
1,200,000   SLM Corp., 3.68%, 7/27/09                                 1,069
ELECTRIC & GAS (6%)
1,000,000   California State Dept. of Water,
            5.25%, 5/1/12 (b) FSA                                     1,059
1,060,000   Glendale, CA Electric Works,
            5.75%, 2/1/14 (b) MBIA                                    1,120
  600,000   Los Angeles, CA Water & Power,
            5.00%, 7/1/13 (b) MBIA                                      636
                                                                  ---------
                                                                      2,815
                                                                  ---------
HEALTHCARE (0%)
  100,000   California Health Facilities Financing Authority,
            5.50%, 8/15/16                                              103
INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL (1%)
  450,000   Golden State Tobacco Securitization Corp.,
            5.00%, 6/1/17                                               450
LEASE (12%)
  750,000   California Infrastructure & Economic
            Development Bank, 5.25%, 10/1/12 (b) AMBAC                  795
  300,000   California State Public Works, 5.25%, 6/1/13                314
1,000,000   California State Public Works, 5.50%, 6/1/15              1,047
  600,000   California State Public Works, 5.50%, 6/1/18                618
1,050,000   Orange County CA, 5.00%, 6/1/14 (b) MBIA                  1,112
1,500,000   Orange County, CA Sanitation Districts,
            0.60%, 8/1/30                                             1,500
                                                                  ---------
                                                                      5,386
                                                                  ---------
PRE-REFUNDED (6%)
  450,000   California Infrastructure & Economic
            Development Bank, 5.25%, 7/1/21 (b) FSA                     491
1,200,000   California State Dept. of Water, 5.375%, 5/1/22           1,312
  310,000   Cerritos CA, Community College District,
            5.00%, 8/1/25 (b) MBIA                                      337
  500,000   Puerto Rico Infrastructure Financing
            Authority SPL, 5.50%, 10/1/17                               514
  135,000   Utica, NY Industrial Development Agency,
            6.875%, 12/1/14                                             140
                                                                  ---------
                                                                      2,794
                                                                  ---------
RESOURCE RECOVERY (2%)
1,000,000   Sacramento County, CA Sanitation District,
            6.00%, 12/1/15                                            1,056
REVENUE NOTES (1%)
  300,000   California Infrastructure & Economic
            Development Bank, 0.70%, 4/1/33                             300

                                                                Annual Report 24

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND continued

Principal                                                           Value
or Shares                   Security Description                    (000)
---------   ---------------------------------------------------   ---------
TAX ALLOCATION (1%)
  195,000   Contra Costa County, CA, 5.125%, 8/1/11               $     200
  120,000   San Dimas, CA Redevelopment Agency Tax
            Allocation, 6.75%, 9/1/16 (b) FSA                           121
                                                                  ---------
                                                                        321
                                                                  ---------
TAX-BACKED (3%)
1,100,000   California State Economic Recovery,
            5.25%, 7/1/12                                             1,168
TRANSPORTATION (5%)
1,000,000   Puerto Rico Highway and Transportation
            Authority, 5.50%, 7/1/15 (b) FSA                          1,046
1,000,000   San Mateo County, CA Transit District,
            5.50%, 6/1/17 (b) MBIA                                    1,114
                                                                  ---------
                                                                      2,160
                                                                  ---------
UNIVERSITY (2%)
  200,000   California Educational Facilities Authority,
            5.70%, 10/1/11 (b) MBIA                                     215
  500,000   California State University Revenue,
            5.00%, 11/1/13 (b) AMBAC                                    530
                                                                  ---------
                                                                        745
                                                                  ---------
WATER & SEWER (17%)
  200,000   Brentwood CA, Infrastructure Financing
            Authority, 5.50%, 7/1/20                                    208
1,015,000   California Infrastructure & Economic
            Development Bank, 5.00%,10/1/12                           1,082
1,000,000   California State, Department of Water,
            5.00%, 12/1/28                                              962
1,245,000   Central Marin Sanitation Agency, CA,
            5.00%, 9/1/18 (b) MBIA                                    1,258
  500,000   Los Angeles CA, Department of Water & Power,
            5.00%, 7/1/13 (b) AMBAC                                     529
1,000,000   Los Angeles CA, Department of Water & Power,
            5.00%, 7/1/44 (b) AMBAC                                     880
  225,000   Los Angeles County, CA Sanitation District,
            5.00%, 10/1/13 (b) FSA                                      240
  500,000   Metropolitan Water District, Southern CA,
            5.00%, 7/1/17                                               526
  550,000   San Diego County, CA Water Authority,
            5.00%, 5/1/21 (b) FSA                                       549
  500,000   Santa Clara Valley, CA 5.00%, 6/1/15 (b) FSA                535
  900,000   Metropolitan Water District, CA, 0.90%, 7/1/28              900
                                                                  ---------
                                                                      7,669
                                                                  ---------
TOTAL BONDS (COST - $44,684)                                         43,778
                                                                  ---------
INVESTMENT COMPANY (COST - $888) (2%)
  888,168   Dreyfus General CA Municipal Money Market Fund              888
                                                                  ---------
TOTAL (COST - $45,572) (a) (99%)                                     44,666
OTHER ASSETS, NET OF LIABILITIES (1%)                                   349
                                                                  ---------
NET ASSETS (100%)                                                 $  45,015
                                                                  =========

All of the securities are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                           $     527
Unrealized depreciation                                              (1,433)
                                                                  ---------
Net unrealized depreciation                                       $    (906)
                                                                  =========

(b) Payment of principal and/or interest is insured against default by a monoline insurer.

AMBAC - American Municipal Bond Assurance Co.
FGIC -  Financial Guaranty Insurance Co.
FSA - Financial Security Assurance
MBIA - Municipal Bond Insurance Association

                       See notes to financial statements.

 25  PAYDEN MUTUAL FUNDS

PAYDEN GLOBAL SHORT BOND FUND

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

CREDIT QUALITY - PERCENT OF VALUE
---------------------------------
AAA                           65%
AA                             5%
A                             10%
BBB                            9%
BB                             8%
B                              3%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                            Value
or Shares                              Security Description                          (000)
------------        ---------------------------------------------------------       --------
BONDS (96%)
AUSTRALIA (GBP) (1%)
     200,000        National Australia Bank, 4.25%, 12/30/08                        $    322
BERMUDA (USD) (0%)
     270,000        Ingersoll-Rand Finance I, 4.30%, 8/13/10                             270
BRAZIL (USD) (1%)
     850,000        Republic of Brazil, 11.00%, 1/11/12                                  931
CANADA (EUR) (1%)
     250,000        Toronto-Dominion Bank, 5.759%, 9/10/10                               312
CANADA (USD) (1%)
     195,000        Bombardier Inc. 144A, 6.75%, 5/1/12 (b)                              168
     400,000        Province of Ontario, 3.125%, 9/8/10                                  406
                                                                                    --------
                                                                                         574
                                                                                    --------
COLOMBIA (USD) (1%)
     860,000        Republic of Colombia, 10.00%, 1/23/12                                899
CROATIA (USD) (1%)
     480,000        Croatia, 3.93%, 7/31/10                                              456
FRANCE (EUR) (4%)
   2,300,000        French Treasury Note, 3.50%, 1/12/09                               2,918
GERMANY (EUR) (4%)
   2,110,000        Bundesschatzanweisungen, 4.00%, 12/11/09                           2,715
     250,000        E. ON International Finance BV, 5.75%, 5/29/09                       317
                                                                                    --------
                                                                                       3,032
                                                                                    --------
INDIA (USD) (1%)
     840,000        ICICI Bank Ltd. Singapore 144A, 5.75%, 11/16/10 (b)                  740
MEXICO (USD) (2%)
     810,000        America Movil SA de CV, 4.125%, 3/1/09                               806
     800,000        Telefonos De Mexico, 4.50%, 11/19/08                                 799
                                                                                    --------
                                                                                       1,605
                                                                                    --------
NETHERLANDS (EUR) (6%)
     500,000        Neder Waterschapsbank, 4.625%, 7/25/11                               647
   2,500,000        Netherlands Government, 2.75%, 4/15/09                             3,161
                                                                                    --------
                                                                                       3,808
                                                                                    --------
NETHERLANDS (GBP) (1%)
     200,000        Linde Finance BV, 5.875%, 4/29/09                                    324
NEW ZEALAND (GBP) (1%)
     200,000        TCNZ Finance LTD, 6.125%, 12/12/08                                   323
PANAMA (USD) (1%)
     900,000        Republic of Panama, 9.375%, 7/23/12                                  924
PERU (USD) (1%)
     900,000        Republic of Peru, 9.125%, 2/21/12                                    929
PHILIPPINES (USD) (1%)
     370,000        Republic of Philippines, 9.875%, 3/16/10                             372
SUPRANATIONAL (EUR) (1%)
     750,000        European Investment Bank, 4.75%, 4/15/11                             976
SUPRANATIONAL (USD) (1%)
     400,000        International Bank for Reconstruction &
                    Development, 3.125%, 11/15/11                                        399
SWEDEN (EUR) (1%)
     250,000        Vattenfall Treasury AB, 6.00%, 4/3/09                                319
UNITED KINGDOM (EUR) (2%)
     550,000        Barclays Bank PLC, 4.25%, 10/27/11                                   703
     250,000        Standard Chartered Bank, 5.375%, 5/6/09                              305
                                                                                    --------
                                                                                       1,008
                                                                                    --------
UNITED KINGDOM (GBP) (2%)
     890,000        CPUK Mortgage Finance Ltd., 6.92%, 10/10/18 (c)                    1,133
     315,000        JTI UK Finance PLC, 6.625%, 5/21/09                                  512
                                                                                    --------
                                                                                       1,645
                                                                                    --------
UNITED KINGDOM (USD) (2%)
     500,000        Arkle Master Issuer Plc 144A, 3.18%, 2/17/52 (b)                     442
     500,000        Grace Church Mortgage Financing PLC 144A,
                    3.20%, 11/20/56 (b)                                                  429
     750,000        Granite Master Trust PLC, 4.98%, 12/17/54                            318
     375,000        Vodafone Group PLC, 7.75%, 2/15/10                                   365
                                                                                    --------
                                                                                       1,554
                                                                                    --------
UNITED STATES (EUR) (0%)
     250,000        CCE Inv Commandite, 3.125%, 12/15/08                                 316
UNITED STATES (GBP) (0%)
     199,000        JP Morgan Chase & Co., 6.00%, 12/7/09                                322
UNITED STATES (USD) (59%)
     290,000        3M Co., 4.50%, 11/1/11                                               292
     180,000        AES Corp. 144A, 8.75%, 5/15/13 (b)                                   165
     190,000        Allied Waste North America, 7.875%, 4/15/13                          177
     400,000        Allstate Life Global Fund Trust, 4.50%, 5/29/09                      398
     180,000        Boston Scientific Corp., 6.00%, 6/15/11                              162
     405,000        Bottling Group LLC, 6.95%, 3/15/14                                   414
     575,000        Capital Auto Receivables Asset Trust, 4.62%, 7/15/10                 562
     350,000        Cisco Systems Inc., 5.25%, 2/22/11                                   350
     200,000        Citizens Communications, 6.25%, 1/15/13                              167
     350,000        Comcast Cable Communications 6.875%, 06/15/09                        347
     190,000        Corrections Corporation of America, 6.25%, 3/15/13                   165
     195,000        CSC Holdings Inc., 7.625%, 4/1/11                                    180
     195,000        Davita Inc., 6.625%, 3/15/13                                         172

                                                                Annual Report 26

PAYDEN GLOBAL SHORT BOND FUND continued

Principal                                                                            Value
or Shares                              Security Description                          (000)
------------        ---------------------------------------------------------       --------
     180,000        DirecTV Holdings/Finance, 8.375%, 3/15/13                       $    170
     195,000        Dynegy Holdings Inc., 6.875%, 4/1/11                                 164
     195,000        Echostar DBS Corp., 6.375%, 10/1/11                                  174
     250,000        Erac USA Finance Co. 144A, 3.71%, 4/30/09 (b)                        231
     700,000        FHLB, 2.20%, 4/1/09                                                  699
   1,400,000        FHLB, 5.00%, 9/18/09                                               1,422
   1,500,000        FHLMC, 3.25%, 2/25/11                                              1,502
     996,379        FN 794792 ARM, 5.07%, 10/1/34                                      1,011
   4,076,556        FN 881868 ARM, 5.564%, 6/1/36                                      4,121
   2,138,805        G2 4040 30YR, 6.50%, 10/20/37                                      2,163
   1,378,869        G2 4116 30YR, 6.50%, 4/20/38                                       1,394
     982,764        G2 4195 30YR, 6.00%, 7/20/38                                         983
     500,000        General Electric Capital Corp., 3.125%, 4/1/09                       494
     165,000        Georgia-Pacific Corp., 8.125%, 5/15/11                               140
   1,242,225        GN 664471, 6.00%, 12/15/37                                         1,244
   2,850,259        GN 672629 30YR, 6.00%, 3/15/38                                     2,854
   1,393,962        GN 675330 30YR, 6.50%, 4/15/38                                     1,411
   1,325,160        GN 676709 30YR, 6.00%, 2/15/38                                     1,327
     509,067        GN 680646 30YR, 6.00%, 12/15/37                                      510
   1,851,620        GSR Mortgage Loan Trust, 4.539%, 9/25/35                           1,470
   1,575,325        Harborview Mortgage Loan Trust, 5.301%, 12/19/35                   1,431
     250,000        John Deere Capital Corp., 4.40%, 7/15/09                             248
     305,000        John Deere Capital Corp., 4.875%, 3/16/09                            305
     385,000        KB Home, 8.625%, 12/15/08                                            385
     200,000        Lamar Media Corp., 7.25%, 1/1/13                                     158
     185,000        Mirant Americas Generator Inc., 8.30%, 5/1/11                        171
     175,000        Nalco Co., 7.75%, 11/15/11                                           160
     100,000        National Australia Bank 144A, 2.858%, 9/11/09 (b)                    100
     400,000        National Rural Utilities, 5.75%, 8/28/09                             393
     200,000        North TX Thruway Authority, 5.00%, 1/1/38                            203
     495,000        Oracle Corp., 5.00%, 1/15/11                                         491
     410,000        Procter & Gamble Co., 2.99%, 3/9/10                                  404
      85,000        Qwest Capital Funding, 7.25%, 2/15/11                                 65
     185,000        Rock-Tennessee Co., 8.20%, 8/15/11                                   176
   2,000,000        SLM Corp., 3.70%, 7/26/10                                          1,502
     195,000        Sprint Capital Corp., 8.375%, 3/15/12                                157
     195,000        Steel Dynamics Inc., 7.375%, 11/1/12                                 146
   1,527,696        Thornburg Mortgage Securities Trust, 3.34%, 3/25/44                1,244
   1,540,000        U.S. Treasury Note, 3.25%, 12/31/09                                1,571
     195,000        US Oncology Inc., 9.00%, 8/15/12                                     163
     600,000        Verizon California Inc., 6.70%, 9/1/09                               599
     500,000        Wal-Mart Stores Inc., 6.875%, 8/10/09                                516
   1,544,015        Washington Mutual, 4.24%, 6/25/34                                  1,366
   1,771,910        Washington Mutual, 6.07%, 10/25/36                                 1,590
                                                                                    --------
                                                                                      40,579
                                                                                    --------
TOTAL BONDS (COST - $72,870)                                                          65,857
                                                                                    --------

INVESTMENT COMPANY (COST - $777) (1%)
     777,281             Paydenfunds Cash Reserves Money Market Fund *                   777
                                                                                    --------
TOTAL (COST - $73,647) (a) (97%)                                                      66,634
OTHER ASSETS, NET OF LIABILITIES (3%)                                                  2,318
                                                                                    --------
NET ASSETS (100%)                                                                   $ 68,952
                                                                                    ========


*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                      $     64
Unrealized depreciation                        (7,077)
                                             --------
Net unrealized depreciation                  $ (7,013)
                                             ========

(b) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c) Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

OPEN FORWARD CURRENCY CONTRACTS TO USD

                                                    Contract     Unrealized
Delivery                                Contract     Value      Appreciation
Date               Currency (000s)       Price       (000s)        (000s)
------------    --------------------    --------    --------    ------------
ASSETS:
11/12/2008      British Pound
                 (Sell 2,139)            1.6141     $  3,453      $   311
11/12/2008      Euro (Sell 551)          1.2672          698            8
11/12/2008      Euro (Sell 9,702)        1.2672       12,294          904
                                                                  -------
                                                                  $ 1,223
                                                                  =======

                       See notes to financial statements.

27 PAYDEN MUTUAL FUNDS

PAYDEN GLOBAL FIXED INCOME FUND

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

CREDIT QUALITY - PERCENT OF VALUE
---------------------------------
AAA                           56%
AA                            25%
A                              8%
BBB                            7%
BB                             1%
B                              3%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                            Value
or Shares                              Security Description                          (000)
-------------       ---------------------------------------------------------       --------
BONDS (94%)
AUSTRALIA (EUR) (0%)
      310,000       Australia & New Zealand Banking Group, 5.25%, 5/20/13           $    373
AUSTRALIA (USD) (0%)
      235,000       BHP Billiton Finance, 4.80%, 4/15/13                                 216
AUSTRIA (EUR) (1%)
      430,000       Oekb Oest. Kontrollbank, 4.125%, 2/21/12                             553
BRAZIL (USD) (1%)
      380,000       Republic of Brazil, 6.00%, 1/17/17                                   345
      120,000       Republic of Brazil, 8.875%, 10/14/19                                 122
                                                                                    --------
                                                                                         467
                                                                                    --------
CANADA (CAD) (6%)
    2,300,000       Canadian Government, 4.25%, 6/1/18                                 1,967
    3,376,000       Canadian Government, 5.00%, 6/1/14                                 3,054
                                                                                    --------
                                                                                       5,021
                                                                                    --------
CANADA (EUR) (0%)
      150,000       Toronto-Dominion Bank, 5.375%, 5/14/15                               183
CAYMAN ISLANDS (USD) (0%)
      175,000       Vale Overseas Ltd., 6.88%, 11/21/36                                  127
COLOMBIA (USD) (0%)
      230,000       Republic of Colombia, 7.38%, 1/27/17                                 208
FRANCE (EUR) (4%)
      350,000       BNP Paribas Covered, 3.75%, 12/13/11                                 436
      310,000       BNP Paribas, 4.75%, 4/4/11                                           391
      270,000       CIE Financement Foncier, 5.75%, 10/4/21                              362
      290,000       Dexia Municipal Agency, 5.25%, 2/6/17                                377
      140,000       France Telecom, 7.25%, 1/28/13                                       188
      150,000       LVMH Moet-Hennessy, 4.625%, 7/1/11                                   186
      515,000       Reseau Ferre De France, 5.25%, 4/14/10                               667
      200,000       Schneider Electric SA, 5.375%, 1/8/15                                232
      300,000       Veolia Environment, 4.00%, 2/12/16                                   307
                                                                                    --------
                                                                                       3,146
                                                                                    --------
FRANCE (GBP) (0%)
       80,000       Total Capital SA, 5.50%, 1/29/13                                     130
GERMANY (EUR) (13%)
      270,000       Bundesobligation 147, 2.50%, 10/8/10                                 341
          497       Bundesobligation, 2.25%, 4/15/13                                       1
      125,000       Bundesobligation, 4.25%, 10/12/12                                    165
    2,080,000       Bundesrepublic Deutschland, 4.00%, 1/4/37                          2,454
    1,550,000       Bundesrepublic Deutschland, 4.00%, 1/4/18                          1,980
      500,000       Bundesschatzanweisungen, 4.75%, 6/11/10                              654
      150,000       Deutsche Bank AG, 4.50%, 3/7/11                                      189
    1,170,000       Deutsche Bundesrepublik, 4.50%, 1/4/13                             1,558
    1,080,000       Deutsche Bundesrepublik, 5.50%, 1/4/31                             1,526
      465,000       Deutsche Bundesrepublik, 6.25%, 1/4/24                               701
      145,000       Deutschland Republic, 4.25%, 7/4/17                                  189
      300,000       Eurohypo AG 144A, 4.50%, 1/21/13 (b)                                 384
      400,000       KFW, 4.375%, 7/4/18                                                  500
      285,000       Munich RE, 6.75%, 6/21/23                                            332
      310,000       Norddeutsche Landesbank, 4.25%, 3/15/12                              397
      480,000       Voith AG, 5.375%, 6/21/17                                            549
                                                                                    --------
                                                                                      11,920
                                                                                    --------
GERMANY (GBP) (0%)
      140,000       KFW, 5.50%, 12/7/15                                                  235
INDONESIA (USD) (0%)
      230,000       Republic of Indonesia, 7.50%, 1/15/16                                166
IRELAND (EUR) (1%)
      350,000       DEPFA ACS Bank, 3.50%, 3/16/11                                       424
      180,000       GE Capital Euro Funding, 5.25%, 5/18/15                              197
                                                                                    --------
                                                                                         621
                                                                                    --------
ITALY (EUR) (2%)
      550,000       Buoni del Tesoro Poliennali, 6.50%, 11/1/27                          785
      950,000       Buoni Poliennali Del Tesoro, 5.25%, 8/1/17                         1,236
                                                                                    --------
                                                                                       2,021
                                                                                    --------
JAPAN (JPY) (19%)
  255,000,000       Japan (2 Year Issue), .70%, 5/15/10                                2,600
   77,000,000       Japan-19 (30 Year Issue), 2.30%, 6/20/35                             789
  555,000,000       Japan-253 (10 Year Issue), 1.60%, 9/20/13                          5,845
  340,000,000       Japan-283 (10 Year Issue), 1.80%, 9/20/16                          3,621
  175,000,000       Japan-289 (10 Year Issue), 1.50%, 12/20/17                         1,801
  140,000,000       Japan-61 (20 Year Issue), 1.00%, 3/20/23                           1,258
  104,240,000       Japan, 1.20%, 12/10/17                                               896
                                                                                    --------
                                                                                      16,810
                                                                                    --------
LUXEMBOURG (EUR) (0%)
      200,000       Glencore Finance Europe, 5.25%, 10/11/13                             131
MEXICO (USD) (0%)
      150,000       United Mexican States, 5.625%, 1/15/17                               134
      290,000       United Mexican States, 6.75%, 9/27/34                                242
                                                                                    --------
                                                                                         376
                                                                                    --------

                                                                Annual Report 28

PAYDEN GLOBAL FIXED INCOME FUND continued

Principal                                                                            Value
or Shares                              Security Description                          (000)
-------------       ---------------------------------------------------------       --------
NETHERLANDS (EUR) (1%)
      130,000       Deutsche Telekom Int'l Finance, 8.125%, 5/29/12                 $    174
      155,000       E.ON International Finance BV, 5.125%, 5/7/13                        195
      500,000       Neder Waterschapsbank, 4.00%, 3/12/13                                636
                                                                                    --------
                                                                                       1,005
                                                                                    --------
NETHERLANDS (GBP) (1%)
      130,000       BK Nederlandse Gemeenten, 5.75%, 1/18/19                             218
      155,000       Linde Finance BV, 5.875%, 4/24/23                                    199
                                                                                    --------
                                                                                         417
                                                                                    --------
PANAMA (USD) (0%)
      230,000       Republic of Panama, 9.375%, 4/1/29                                   224
PERU (USD) (0%)
      210,000       Republic of Peru, 8.375%, 5/3/16                                     205
PHILIPPINES (USD) (0%)
      190,000       Republic of Philippines, 9.875%, 1/15/19                             205
RUSSIA (USD) (0%)
      240,000       Gazprom, 7.288%, 8/16/37                                             139
      215,600       Russia Government International Bond, 7.50%, 3/31/30                 189
                                                                                    --------
                                                                                         328
                                                                                    --------
SPAIN (EUR) (3%)
      400,000       Banco Santander SA, 4.25%, 5/6/13                                    500
    1,350,000       Spain Government Bond, 5.50%, 7/30/17                              1,826
      170,000       Telefonica Emisiones, 4.375%, 2/2/16                                 174
                                                                                    --------
                                                                                       2,500
                                                                                    --------
SPAIN (GBP) (0%)
      100,000       Telefonica Emisiones Sau, 5.88%, 1/31/14                             149
SUPRANATIONAL (EUR) (1%)
      190,000       European Investment Bank, 4.125%, 4/15/24                            222
      290,000       European Investment Bank, 4.75%, 10/15/17                            374
                                                                                    --------
                                                                                         596
                                                                                    --------
SUPRANATIONAL (GBP) (0%)
      135,000       European Investment Bank, 4.875%, 9/7/16                             218
TURKEY (USD) (0%)
      220,000       Republic of Turkey, 6.75%, 4/3/18                                    171
UNITED KINGDOM (EUR) (2%)
       60,000       Astrazeneca PLC, 5.125%, 1/15/15                                      72
      260,000       British Telecom Plc, 5.25%, 6/23/14                                  292
      120,000       GlaxoSmithKline Capital, 5.625%, 12/13/17                            145
      310,000       HSBC Bank PLC, 3.875%, 11/9/11                                       389
      160,000       National Grid PLC, 4.125%, 3/21/13                                   188
      160,000       Rolls-Royce PLC, 4.50%, 3/16/11                                      194
      170,000       Vodafone Group, 3.625%, 11/29/12                                     193
                                                                                    --------
                                                                                       1,473
                                                                                    --------
UNITED KINGDOM (GBP) (3%)
      600,000       Canary Wharf Finance Plc, 6.55%, 10/22/37                            679
      220,000       HSBC Bank PLC, 5.38%, 11/4/30                                        281
      100,000       Legal & General Group, 6.385%, 5/2/49                                115
      150,000       Lloyds TSB Bank PLC, 6.963%, 5/29/20                                 235
       50,000       UK Treasury, 4.75%, 12/7/38                                           84
       34,000       UK Treasury, 5.00%, 3/7/18                                            57
      900,000       United Kingdom Gilt, 4.25%, 3/7/36                                 1,364
                                                                                    --------
                                                                                       2,815
                                                                                    --------
UNITED STATES (EUR) (1%)
      150,000       American Honda Finance, 3.75%, 3/16/11                               177
      160,000       BMW US Capital LLC, 5.00%, 5/28/15                                   160
      235,000       Procter & Gamble Co., 3.375%, 12/7/12                                277
                                                                                    --------
                                                                                         614
                                                                                    --------
UNITED STATES (GBP) (0%)
      200,000       BA Credit Card Trust, 5.45%, 9/17/13                                 275
UNITED STATES (USD) (35%)
      271,000       ACE INA Holdings Inc., 5.88%, 6/15/14                                249
      272,000       Allergan Inc., 5.75%, 4/1/16                                         243
      215,000       AT&T Wireless, 8.125%, 5/1/12                                        213
      196,000       AT&T Wireless, 8.75%, 3/1/31                                         183
      228,000       Bank of America Corp., 4.25%, 10/1/10                                221
       42,063       Bear Stearns Alt-A Trust, 6.21%, 6/25/34                              31
      250,000       Bear Stearns Co. Inc., 5.55%, 1/22/17                                212
      220,000       Cisco Systems Inc., 5.25%, 2/22/11                                   220
      245,000       Citigroup Inc., 5.30%, 1/7/16                                        196
      221,000       Comcast Corp., 6.50%, 1/15/17                                        195
      240,000       ConocoPhillips, 5.20%, 5/15/18                                       201
      235,000       Costco Wholesale Corp., 5.50%, 3/15/2017                             216
      426,000       Cox Communications Inc., 5.45%, 12/15/14                             362
      230,000       Credit Suisse First Boston, 6.125%, 11/15/11                         220
      376,000       DaimlerChrysler NA Holding, 5.75%, 9/8/11                            301
      165,000       Dr. Pepper Snapple Group 144A, 6.82%, 5/1/18 (b)                     145
      159,000       ERP Operating Lp, 5.375%, 8/1/16                                     109
    3,693,940       FGLMC G02252, 5.50%, 7/1/36                                        3,606
    2,699,229       FHLMC G02385, 6.00%, 11/1/36                                       2,696
    1,032,870       FN 254766, 5.00%, 6/1/33                                             983
    1,563,141       G2 4170 30YR, 6.00%, 6/20/38                                       1,563
    1,177,545       G2SF 4049 30YR, 6.00%, 11/20/37                                    1,178
      475,000       General Electric Capital Corp., 5.625%, 5/1/18                       392
      225,000       General Mills Inc., 6.00%, 2/15/12                                   221
      235,000       GlaxoSmithKline Capital Inc., 5.65%, 5/15/18                         209
    1,600,000       GNMA 5.50%, 30Y TBA (c)                                            1,569
       98,934       Greenpoint Mortgage Funding Trust, 3.53%, 6/25/45                     54
      120,000       Hartford Financial Services Group, 6.00%, 1/15/19                     83
      245,000       HSBC Finance Corp., 5.00%, 6/30/15                                   203
      230,000       IBM Corp., 4.95%, 3/22/11                                            231
      120,000       IBM Corp., 5.88%, 11/29/32                                            97
       56,671       Indymac Indx Mortgage Loan Trust, 5.48%, 10/25/34                     56
      225,000       JP Morgan Chase & Co., 5.60%, 6/1/11                                 221
      235,000       Kellogg Co., 5.125%, 12/3/12                                         224
      170,000       Lockheed Martin Corp., 6.15%, 9/1/36                                 146
      235,000       Marathon Oil Corp., 5.90%, 3/15/18                                   182
      110,000       Medco Health Solutions, 7.25%, 8/15/13                               104
      177,000       Midamerican Energy Holdings, 6.125%, 4/1/36                          131
      235,000       National Rural Utilities, 4.75%, 3/1/14                              196
      192,000       News America Inc., 6.40%, 12/15/35                                   146
      240,000       Oracle Corp., 5.75%, 4/15/18                                         210
      283,000       Pacific Gas & Electric, 4.80%, 3/1/14                                251
      228,059       Structured ARM Loan Trust, 5.43%, 10/25/34                           165
      245,000       Target Corp., 4.00%, 6/15/13                                         214
      481,696       Thornburg Mortgage Securities Trust, 3.62%, 9/25/34                  463
      181,000       Time Warner Cable Inc., 6.55%, 5/1/37                                138
      230,000       Time Warner Inc., 6.875%, 5/1/12                                     207
    1,561,073       U.S. Treasury Inflation Indexed, 0.875%, 4/15/10                   1,468
    4,406,000       U.S. Treasury Note, 3.125%, 9/30/13                                4,479
    2,470,000       U.S. Treasury Note, 4.00%, 8/15/18                                 2,474
    1,500,000       U.S. Treasury Note, 4.25%, 11/15/14                                1,609
      100,000       U.S. Treasury Note, 4.25%, 11/15/17                                  103
      150,000       U.S. Treasury Note, 4.63%, 11/15/16                                  158
      255,000       Valero Energy Corp., 6.875%, 4/15/12                                 246
      220,000       Verizon Global Corp., 7.25%, 12/1/10                                 219
      269,000       Viacom Inc., 5.625%, 8/15/12                                         223
      230,000       Wal-Mart Stores Inc., 5.00%, 4/5/12                                  231
      230,000       Wells Fargo Co., 5.625%, 12/11/17                                    203
      120,000       XTO Energy Inc., 5.50%, 6/15/18                                       94
                                                                                    --------
                                                                                      31,163
                                                                                    --------
URUGUAY (UYU) (0%)
    4,490,712       Republica Orient Uruguay, 5.00%, 9/14/18                             131
TOTAL BONDS (COST - $92,713)                                                          85,193
                                                                                    --------

29 PAYDEN MUTUAL FUNDS

Principal                                                                            Value
or Shares                              Security Description                          (000)
-------------       ---------------------------------------------------------       --------
INVESTMENT COMPANIES (COST - $4,836) (4%)
    1,008,495       Paydenfunds Cash Reserves Money Market Fund*                    $  1,009
      521,725       Paydenfunds High Income Fund *                                     3,057
                                                                                    --------
                                                                                       4,066
                                                                                    --------
TOTAL (COST - $97,549) (a) (98%)                                                      89,259
OTHER ASSETS, NET OF LIABILITIES (2%)                                                  1,416
                                                                                    --------
NET ASSETS (100%)                                                                   $ 90,675
                                                                                    ========

*     Affiliated investments

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                      $   1,951
Unrealized depreciation                        (10,241)
                                             ---------
Net unrealized depreciation                  $  (8,290)
                                             =========

(b) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)   Security purchased on a delayed delivery basis.

OPEN FORWARD CURRENCY CONTRACTS TO USD

                                                    Contract     Appreciation
Delivery                                Contract     Value      (Depreciation)
Date               Currency (000s)       Price       (000s)         (000s)
------------    --------------------    --------    --------    --------------
ASSETS:
11/04/2008      British Pound
                  (Sell 400)              1.6155    $    646       $     9
11/12/2008      British Pound
                  (Sell 420)              1.6141         678            49
11/12/2008      British Pound
                  (Sell 2,316)            1.6141       3,738           337
11/03/2008      Canadian Dollar
                  (Buy 2,450)             1.2155       2,015            17
11/12/2008      Canadian Dollar
                  (Sell 3,817)            1.2155       3,140           313
11/03/2008      Euro (Sell 1,550)         1.2679       1,965            37
11/12/2008      Euro (Sell 10,451)        1.2672      13,244         1,006
11/12/2008      Euro (Sell 11,064)        1.2672      14,020         1,031
                                                                   -------
                                                                   $ 2,799
                                                                   =======

LIABILITIES:
11/12/2008      Euro (Buy 645)            1.2672    $    817       $   (65)
11/12/2008      Canadian Dollar
                  (Sell 2,450)            1.2156       2,015           (18)
11/12/2008      Japanese Yen
                  (Sell 90,000)          98.2821         916           (33)
11/12/2008      Japanese Yen
                  (Sell 1,583,800)       98.2821      16,115          (584)
                                                                   -------
                                                                   $  (700)
                                                                   =======

OPEN FUTURE CONTRACTS

                                                      Current     Unrealized
Number of                               Expiration     Value     Depreciation
Contracts           Contract Type          Date       (000s)        (000s)
------------    --------------------    ----------    -------    ------------
10              Euro-Bund Future          Dec-08      $ 1,470        $ (8)

                       See notes to financial statements.

                                                                Annual Report 30

PAYDEN EMERGING MARKETS BOND FUND

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

CREDIT QUALITY - PERCENT OF VALUE
-------------------------------------
AAA                               12%
A                                  9%
BBB                               20%
BB                                44%
B                                 15%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                            Value
or Shares                              Security Description                          (000)
-------------       ---------------------------------------------------------       --------
BONDS (80%)
BRAZIL (BRL) (2%)
    2,250,000       Nota Do Tesouro Nacional, 10.00%, 1/1/17                        $    718
    1,120,000       Nota Do Tesouro Nacional, 6.00%, 5/15/17                             728
                                                                                    --------
                                                                                       1,446
                                                                                    --------
BRAZIL (USD) (12%)
    1,410,000       Republic of Brazil, 10.50%, 7/14/14                                1,544
    1,130,000       Republic of Brazil, 12.25%, 3/6/30                                 1,464
      930,000       Republic of Brazil, 7.125%, 1/20/37                                  859
    1,610,000       Republic of Brazil, 7.875%, 3/7/15                                 1,642
      770,000       Republic of Brazil, 8.25%, 1/20/34                                   751
      980,000       Republic of Brazil, 8.75%, 2/4/25                                  1,005
    1,440,000       Republic of Brazil, 8.875%, 10/14/19                               1,467
                                                                                    --------
                                                                                       8,732
                                                                                    --------
COLOMBIA (USD) (4%)
    1,580,000       Republic of Colombia, 7.375%, 9/18/37                              1,304
    2,020,000       Republic of Colombia, 7.38%, 1/27/17                               1,828
                                                                                    --------
                                                                                       3,132
                                                                                    --------
GUATEMALA (USD) (2%)
    1,540,000       Republic of Guatemala, 9.25%, 8/1/13                               1,478
INDONESIA (USD) (4%)
    2,500,000       Republic of Indonesia, 7.50%, 1/15/16                              1,804
    1,830,000       Republic of Indonesia, 8.50%, 10/12/35                             1,168
                                                                                    --------
                                                                                       2,972
                                                                                    --------
MALAYSIA (USD) (2%)
    1,360,000       Malaysia, 7.50%, 7/15/11                                           1,378
MEXICO (MXN) (2%)
   21,800,000       America Movil SA de CV, 9.00%, 1/15/16                             1,590
MEXICO (USD) (10%)
      730,000       Mexico, 8.125%, 12/30/19                                             745
    1,000,000       Pemex Project Funding Master Trust, 6.625%, 6/15/35                  750
      850,000       United Mexican States, 5.625%, 1/15/17                               761
      760,000       United Mexican States, 6.625%, 3/3/15                                733
      890,000       United Mexican States, 6.75%, 9/27/34                                743
    2,340,000       United Mexican States, 7.50%, 4/8/33                               2,257
    1,490,000       United Mexican States, 8.30%, 8/15/31                              1,542
                                                                                    --------
                                                                                       7,531
                                                                                    --------
PANAMA (USD) (4%)
    1,030,000       Republic of Panama, 6.70%, 1/26/36                                   809
      960,000       Republic of Panama, 7.25%, 3/15/15                                   926
      780,000       Republic of Panama, 8.875%, 9/30/27                                  729
      830,000       Republic of Panama, 9.375%, 4/1/29                                   809
                                                                                    --------
                                                                                       3,273
                                                                                    --------
PERU (USD) (6%)
      530,000       Republic of Peru, 6.55%, 3/14/37                                     368
    2,360,000       Republic of Peru, 8.375%, 5/3/16                                   2,301
    1,550,000       Republic of Peru, 9.875%, 2/6/15                                   1,628
                                                                                    --------
                                                                                       4,297
                                                                                    --------
PHILIPPINES (USD) (9%)
    1,090,000       Philippine Long Distance Telephone, 10.50%, 4/15/09                1,074
    1,617,000       Republic of Philippines, 7.75% 1/14/31                             1,496
    1,860,000       Republic of Philippines, 8.00%, 1/15/16                            1,739
    1,800,000       Republic of Philippines, 9.875%, 1/15/19                           1,944
                                                                                    --------
                                                                                       6,253
                                                                                    --------
RUSSIA (USD) (9%)
      950,000       Alrosa Finance SA, 8.875%, 11/17/14                                  517
    1,120,000       Gazprom, 7.288%, 8/16/37                                             647
      890,000       Russia Government International Bond, 12.75%, 6/24/28              1,033
    4,968,600       Russia Government International Bond, 7.50%, 3/31/30               4,351
                                                                                    --------
                                                                                       6,548
                                                                                    --------
TURKEY (USD) (6%)
    3,150,000       Republic of Turkey, 6.75%, 4/3/18                                  2,441
    2,030,000       Republic of Turkey, 8.00%, 2/14/34                                 1,614
                                                                                    --------
                                                                                       4,055
                                                                                    --------
UNITED STATES (USD) (0%)
      500,000       Galaxy Entertainment Financial 144A,
                    9.875%, 12/15/12 (b)                                                 193
URUGUAY (USD) (2%)
    1,870,000       Republic of Uruguay, 8.00%, 11/18/22                               1,281
URUGUAY (UYU) (1%)
   30,288,674       Republica Orient Uruguay, 5.00%, 9/14/18                             884
VENEZUELA (USD) (5%)
      670,000       Bolivarian Republic of Venezuela, 9.25%, 5/7/28                      318
    2,480,000       Republic of Venezuela, 8.50%, 10/8/14                              1,401
    3,105,000       Republic of Venezuela, 9.25%, 9/15/27                              1,894
                                                                                    --------
                                                                                       3,613
                                                                                    --------

31 PAYDEN MUTUAL FUNDS

Principal                                                                            Value
or Shares                               Security Description                         (000)
-------------       ---------------------------------------------------------       --------
TOTAL BONDS (COST - $74,046)                                                          58,656
                                                                                    --------
INVESTMENT COMPANY (COST - $10,991) (15%)
10,991,131 Paydenfunds Cash Reserves Money Market Fund *                              10,991
                                                                                    --------
TOTAL (COST - $85,037) (a) (95%)                                                      69,647
OTHER ASSETS, NET OF LIABILITIES (5%)                                                  3,558
                                                                                    --------
NET ASSETS (100%)                                                                   $ 73,205
                                                                                    ========

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                $     279
Unrealized depreciation                  (15,669)
                                       ---------
Net unrealized depreciation            $ (15,390)
                                       =========

(b) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

OPEN FORWARD CURRENCY CONTRACTS TO USD

                                                     Contract    Appreciation
Delivery                                 Contract     Value     (Depreciation)
Date              Currency (000s)         Price       (000s)        (000s)
------------   ---------------------   -----------   --------   --------------
ASSETS:
12/2/2008      Brazilian Real
                (Sell 3,150)                2.1618   $  1,457       $  15
12/10/2008     Malaysian Ringgit
                (Sell 3,326)                3.5499        937          26
12/10/2008     New Taiwan Dollar
                (Sell 30,858)              32.8816        938          30
12/10/2008     Singapore Dollar
                (Sell 1,390)                1.4814        938          33
12/10/2008     South Korean Won
                (Sell 514,630)          1,272.4666        404          52
                                                                    -----
                                                                    $ 156
                                                                    =====

LIABILITIES:
11/3/2008      Czech Republic Koruna
                (Buy 785)                  18.9891   $     41       $  --
12/2/2008      Hungary Forint
                (Sell 225,040)            201.8315      1,115         (14)
12/2/2008      South African Rand
                (Sell 7,210)                9.9236        727         (12)
12/2/2008      Turkish Lira
                (Sell 1,647)                1.5476      1,064         (10)
                                                                    -----
                                                                    $ (36)
                                                                    =====

OPEN SWAP CONTRACTS (000S)

                                     Fund                                   Unrealized
Contract                           Receives    Expiration     Notional     Appreciation
Type                                (Pays)        Date        Principal   (Depreciation)
-------------------------------    --------    ----------    -----------  --------------
ASSETS:
Nigerian Total Return Swap          (3.41%)    Dec-08        NGN 193,900     $   77
South Africa Interest Rate Swap     12.45%     Jun-10        ZAR  48,350        154
                                                                             ------
                                                                             $  231
                                                                             ======

LIABILITIES:
Israel Interest Rate Swap            4.25%     Nov-10         ILS 13,490     $   (1)
South Africa Interest Rate Swap    (11.12%)    Jun-18         ZAR 13,900       (189)
South Africa Interest Rate Swap     (9.38%)    Oct-18         ZAR 12,000        (32)
South Africa Interest Rate Swap    (10.00%)    Oct-18         ZAR 12,000        (82)
                                                                             ------
                                                                             $ (304)
                                                                             ======

OPEN FUTURE CONTRACTS

                                                                       Unrealized
                                                         Current      Appreciation
Number of                                 Expiration      Value      (Depreciation)
Contracts            Contract Type           Date        (000s)         (000s)
-------------    ---------------------    ----------    ---------    --------------
49               U.S. Treasury 2 Year
                  Note Future               Dec-08      $ 10,527        $ 126
14               U.S. Treasury 5 Year
                  Note Future               Dec-08         1,586            6
58               U.S. Treasury 10 Year
                  Note Future               Dec-08         6,558          (90)
6                U.S. Treasury 20 Year
                  Note Future               Dec-08           679          (20)
                                                                        -----
                                                                        $  22
                                                                        =====

                       See notes to financial statements.

                                                                Annual Report 32

PAYDEN VALUE LEADERS FUND

The Fund seeks growth of capital and some current income by generally investing in large cap value stocks with up to 20% in foreign corporations.

PORTFOLIO COMPOSITION - PERCENT OF VALUE
----------------------------------------
Financial                            21%
Energy                               15%
Industrial                           12%
Healthcare                           12%
Consumer Discretionary                8%
Other                                32%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                            Value
or Shares                              Security Description                          (000)
-------------       ---------------------------------------------------------       --------
COMMON STOCKS (97%)
CONSUMER DISCRETIONARY (8%)
       11,100       Carnival Corp.                                                  $    282
       22,600       Comcast Corp.                                                        356
       19,600       Home Depot, Inc.                                                     462
       20,100       Lowe's Cos, Inc.                                                     436
       25,800       News Corp.                                                           275
       26,300       The Walt Disney Co.                                                  681
       44,700       Time Warner Inc.                                                     451
                                                                                    --------
                                                                                       2,943
                                                                                    --------
CONSUMER STAPLES (7%)
        9,700       Coca-Cola Co.                                                        427
        9,700       CVS Corp.                                                            297
       19,000       Kraft Foods Inc.                                                     554
       16,200       Procter & Gamble Co.                                               1,046
                                                                                    --------
                                                                                       2,324
                                                                                    --------
ENERGY (16%)
        3,400       Apache Corp.                                                         280
       16,800       Chevron Corp.                                                      1,253
       12,600       ConocoPhillips                                                       655
        4,800       Devon Energy Corp.                                                   388
       35,300       Exxon Mobil Corp.                                                  2,616
       13,500       Marathon Oil Corp.                                                   393
                                                                                    --------
                                                                                       5,585
                                                                                    --------
FINANCIAL (21%)
        9,100       Allied World Assurance Co. Holdings, Ltd.                            292
       11,500       American Financial Group, Inc.                                       261
        7,400       AMB Property Corp.                                                   178
       35,200       Bank of America Corp.                                                851
       15,500       Bank of New York Mellon Corp.                                        505
       45,400       Citigroup Inc.                                                       620
       20,900       Douglas Emmett, Inc.                                                 316
        2,900       Essex Property Trust, Inc.                                           282
        5,100       Federal Realty Investment Trust                                      312
        4,300       Goldman Sachs Group, Inc.                                            398
       30,600       JPMorgan Chase & Co.                                               1,262
       14,400       Loews Corp.                                                          478
       14,500       W. R. Berkley Corp.                                                  381
       30,100       Wells Fargo & Co.                                                  1,025
          900       White Mountains Insurance Group Ltd.                                 310
                                                                                    --------
                                                                                       7,471
                                                                                    --------
HEALTHCARE (12%)
       15,200       Amgen Inc. (b)                                                       910
       32,100       Boston Scientific Corp. (b)                                          290
       10,900       Eli Lilly & Co.                                                      369
        8,000       Johnson & Johnson                                                    491
       15,600       Merck & Co. Inc.                                                     483
       61,100       Pfizer, Inc.                                                       1,082
        6,500       WellPoint Inc. (b)                                                   253
       16,300       Wyeth                                                                525
                                                                                    --------
                                                                                       4,403
                                                                                    --------
INDUSTRIAL (12%)
       44,300       Covanta Holding Corp. (b)                                            955
        6,000       FedEx Corp.                                                          392
        3,800       General Dynamics Corp.                                               229
       78,800       General Electric Co.                                               1,537
       11,600       Illinois Tool Works                                                  387
        6,700       Northrop Grumman Corp.                                               314
       12,200       Timken Co.                                                           194
        7,500       United Technologies Corp.                                            412
                                                                                    --------
                                                                                       4,420
                                                                                    --------
MATERIALS (3%)
       12,300       Dow Chemical Co.                                                     328
       11,100       DuPont De Nemours and Co.                                            355
        5,200       Freeport-McMoRan Copper & Gold, Inc.                                 151
        9,900       International Flavors & Fragrances Inc.                              316
                                                                                    --------
                                                                                       1,150
                                                                                    --------
TECHNOLOGY (6%)
       12,600       Fiserv, Inc. (b)                                                     420
       18,200       Intel Corporation                                                    291
       87,100       Novell, Inc. (b)                                                     406
       26,700       Red Hat, Inc. (b)                                                    355
       19,200       Symantec Corp. (b)                                                   242
       10,600       Tech Data Corp. (b)                                                  227
       16,700       Xilinx, Inc.                                                         308
                                                                                    --------
                                                                                       2,249
                                                                                    --------
TELECOMMUNICATION (6%)
       53,500       AT&T Inc.                                                          1,432
       28,000       Verizon Communications Inc.                                          831
                                                                                    --------
                                                                                       2,263
                                                                                    --------

33 PAYDEN MUTUAL FUNDS

Principal                                                                            Value
or Shares                              Security Description                          (000)
-------------       ---------------------------------------------------------       --------
UTILITIES (6%)
       11,400       American Electric Power Co., Inc.                               $    372
       10,400       Consolidated Edison, Inc.                                            452
       23,400       Duke Energy Corp.                                                    383
        8,500       Edison International                                                 303
        9,900       PG & E Corp.                                                         363
        9,500       Southern Co.                                                         326
                                                                                    --------
                                                                                       2,199
                                                                                    --------
TOTAL COMMON STOCKS (COST - $46,038)                                                  35,007
                                                                                    --------
EXCHANGE TRADED FUNDS (COST - $1,279) (3%)
       20,700       iShares Russell 1000 Value Index Fund                              1,098
INVESTMENT COMPANY (COST - $148) (0%)
      148,004       Paydenfunds Cash Reserves Money Market Fund *                        148
                                                                                    --------
TOTAL (COST - $47,465) (a) (100%)                                                     36,253
LIABILITIES IN EXCESS OF OTHER ASSETS (-0%)                                              (33)
                                                                                    --------
NET ASSETS (100%)                                                                   $ 36,220
                                                                                    ========

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a) Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                      $     168
Unrealized depreciation                        (11,380)
                                             ---------
Net unrealized appreciation                  $ (11,212)
                                             =========

(b)   Non-income producing security.

                       See notes to financial statements.

                                                                Annual Report 34

PAYDEN MARKET RETURN FUND

The Fund seeks a total return in excess of the S&P 500 Index by generally investing in investment grade debt instruments and other income producing securities with an average portfolio maturity of five years, stock index futures and equity index swap contracts.

CREDIT QUALITY - PERCENT OF VALUE
------------------------------------
AAA                              53%
AA                                2%
A                                18%
BBB                              21%
BB or below                       6%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                            Value
or Shares                              Security Description                          (000)
-------------       ---------------------------------------------------------       --------
BONDS (72%)
ASSET BACKED (6%)
      400,000       Capital Auto Receivables Asset Trust, 4.62%, 7/15/10            $    391
      241,361       Chase Funding Mortgage Loan, 3.91%, 11/25/32                         201
      300,000       Ford Credit Floorplan Master
                    Owner Trust, 5.01%, 6/15/11                                          285
      256,786       Landmark Mortgage Securities Plc.,
                    6.091%, 6/17/38 (c)                                                  355
       67,274       Option One Mortgage Loan Trust, 4.38%, 2/25/32                        33
       70,766       Structured Asset Investment Loan Trust, 3.75%, 9/25/34                55
      230,000       Wachovia Auto Owner Trust, 5.80%, 1/20/15                            170
                                                                                    --------
                                                                                       1,490
                                                                                    --------
CORPORATE (32%)
       75,000       AES Corp. 144A, 8.75%, 5/15/13 (b)                                    68
       55,000       Ball Corp., 6.875%, 12/15/12                                          51
       80,000       Boston Scientific Corp., 6.00%, 6/15/11                               72
      300,000       Caterpillar Financial Services Corp., 3.25%, 2/8/10                  294
       85,000       Citizens Communications, 6.25%, 1/15/13                               71
      450,000       Coca-Cola Enterprises, 3.39%, 5/6/11                                 435
       85,000       Corrections Corporation of America, 6.25%, 3/15/13                    74
      615,000       CVS Caremark Corp., 3.11%, 6/1/10                                    556
      250,000       DaimlerChrysler NA Holding, 3.17%, 3/13/09                           234
       80,000       DirecTV Holdings/Finance, 8.375%, 3/15/13                             75
       85,000       Dynegy Holdings Inc., 6.875%, 4/1/11                                  71
       85,000       Echostar DBS Corp., 6.375%, 10/1/11                                   76
       65,000       Gamestop Corp., 8.00%, 10/1/12                                        61
       70,000       Georgia-Pacific Corp., 8.125%, 5/15/11                                60
      200,000       GlaxoSmithKline Capital Inc., 3.43%, 5/13/10                         195
      350,000       Goldman Sachs Group Inc., 2.88%, 11/16/09                            328
      350,000       Hewlett-Packard Co., 2.88%, 6/15/10                                  341
      410,000       Hospira Inc., 4.24%, 3/30/10                                         399
      250,000       John Deere Capital Corp., 3.26%, 2/26/10                             235
       90,000       Lamar Media Corp., 7.25%, 1/1/13                                      71
      450,000       Masco Corp., 3.118%, 3/12/10                                         424
       80,000       Nalco Co., 7.75%, 11/15/11                                            73
      480,000       National Rural Utilities, 5.75%, 8/28/09                             471
      500,000       Prologis, 3.058%, 8/24/09                                            487
       35,000       Qwest Capital Funding, 7.25%, 2/15/11                                 27
       80,000       Rock-Tennessee Co., 8.20%, 8/15/11                                    76
      160,000       Southern Co., 3.51%, 8/20/10                                         160
       85,000       Sprint Capital Corp., 8.375%, 3/15/12                                 68
      133,000       Sprint Nextel Corp., 4.168%, 6/28/10                                 106
       85,000       Steel Dynamics Inc., 7.375%, 11/1/12                                  64
      650,000       Telecom Italia Capital, 3.28%, 2/1/11                                520
      300,000       Time Warner Inc., 3.03%, 11/13/09                                    281
       85,000       US Oncology Inc., 9.00%, 8/15/12                                      70
      175,000       Verizon Communications, 4.20%, 4/3/09                                174
      250,000       Wachovia Corp, 6.375%, 1/15/09                                       247
      500,000       Western Union Co., 2.95%, 11/17/08                                   500
                                                                                    --------
                                                                                       7,515
                                                                                    --------
MORTGAGE BACKED (20%)
      250,000       Arkle Master Issuer Plc 144A, 3.18%, 2/17/52 (b)                     221
        9,614       Bear Stearns Mortgage Trust, 6.189%, 4/25/33                           8
      268,817       Business Mortgage Finance PLC, 5.96%, 8/15/45 (c)                    417
       13,709       Drexel Burnham Lambert CMO Trust, 4.47%, 5/1/16                       16
      169,290       FH 847515 ARM, 6.59%, 2/1/34                                         171
       96,200       First Republic Mortgage Loan Trust, 4.96%, 11/15/32                   91
       91,442       FN 708712 ARM, 3.97%, 6/1/33                                          92
      750,441       FNW 04-W2 4A, 5.96%, 2/25/44                                         772
       69,355       GNR 01-47 FA, 4.86%, 9/16/31                                          71
      250,000       Grace Church Mortgage Financing PLC 144A, 3.20%, 11/20/56            214
      300,000       Granite Master Trust PLC, 4.98%, 12/17/54                            128
      306,522       Harborview Mortgage Loan Trust, 5.96%, 1/19/35                       296
      179,019       Mellon Residential Funding Corp., 4.99%, 8/15/32                     172
      254,727       MLCC Mortgage Investors, Inc., 4.60%, 8/25/29                        228
      105,205       Morgan Stanley Mortgage Loan Trust, 5.77%, 7/25/34                    89
      200,000       Permanent Master Issuer Plc, 5.15%, 7/17/42                          179
      829,355       Sequoia Mortgage Trust, 4.47%, 7/20/36                               699
      135,871       Sequoia Mortgage Trust, 4.67%, 10/20/27                              131
      191,211       Structured Asset Mortgage Investments Inc., 5.35%, 2/19/35           129
      231,109       Structured Asset Mortgage Investments Inc., 5.79%, 7/25/32           222
       39,115       Structured Asset Securities Corp., 5.12%, 8/25/32                     39
      210,777       Washington Mutual, 4.23%, 6/25/44                                    190
                                                                                    --------
                                                                                       4,575
                                                                                    --------
U.S. GOVERNMENT AGENCY (8%)
    1,500,000       FHLB Disc Note, 0.35%, 11/4/08 (d)                                 1,500
      300,000       FHLB Disc Note, 2.50%, 1/26/09 (d)                                   298
                                                                                    --------
                                                                                       1,798
                                                                                    --------

35 PAYDEN MUTUAL FUNDS

Principal                                                                                                  Value
or Shares                                    Security Description                                          (000)
---------      ----------------------------------------------------------------------------------        ----------
U.S. TREASURY (6%)
   1,500,000   U.S. Treasury Bill, 0.68%, 11/6/08 (d)                                                    $    1,500
                                                                                                         ----------
TOTAL BONDS (COST - $18,364)                                                                                 16,878
                                                                                                         ----------
EXCHANGE TRADED FUNDS (COST - $5,096) (16%)
      40,000   S&P 500 Depository Receipt Trust                                                               3,869
                                                                                                         ----------
INVESTMENT COMPANY (COST - $2,266) (10%)
   2,266,323   Paydenfunds Cash Reserves Money Market Fund *                                                  2,266
                                                                                                         ----------
TOTAL (COST - $25,726) (a) (98%)                                                                             23,013
OTHER ASSETS, NET OF LIABILITIES (2%)                                                                           436
                                                                                                         ----------
NET ASSETS (100%)                                                                                        $   23,449
                                                                                                         ==========

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                                                                  $       4
Unrealized depreciation                                                                                     (2,717)
                                                                                                         ---------
Net unrealized depreciation                                                                              $  (2,713)
                                                                                                         =========

(b) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)   Par in local currency.

(d)   Yield to maturity at time of purchase.

OPEN FORWARD CURRENCY CONTRACTS TO USD

                                                                                       Contract    Unrealized
Delivery                                                                    Contract    Value     Appreciation
Date         Currency (000s)                                                 Price      (000s)       (000s)
----------   ---------------                                                --------   --------   ------------
ASSET:
11/12/2008   British Pound
               (Sell 566)                                                     1.6141     $  914        $  82

OPEN SWAP CONTRACTS (000s)

Contract                                                         Fund    Expiration   Notional     Unrealized
Type                                                             Pays       Date      Principal   Depreciation
--------                                                        ------   ----------   ---------   ------------
LIABILITY:
Interest Rate Swap                                              5.503%     Jun-11       $ 230         $ (18)

OPEN FUTURE CONTRACTS

                                                                                       Current     Unrealized
Number of                                                      Contract   Expiration    Value     Depreciation
Contracts                                                        Type        Date       (000s)       (000s)
---------                                                      --------   ----------   --------   ------------
81                                                             S&P 500
                                                                Future      Dec-08     $ 19,588     $ (4,912)

                                                                Annual Report 36

PAYDEN U.S. GROWTH LEADERS FUND

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. growth companies with up to 20% in foreign corporations.


PORTFOLIO COMPOSITION - PERCENT OF VALUE
----------------------------------------
Technology                           23%
Healthcare                           19%
Consumer Staples                     11%
Consumer Discretionary               10%
Energy                                8%
Other                                29%

This information is not part of the audited financial statements.

                               (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                                              Value
or Shares                                     Security Description                                     (000)
----------                                    --------------------                                    --------
COMMON STOCKS (92%)
CONSUMER DISCRETIONARY (10%)
    34,100   Apollo Group - Cl. A (b)                                                                 $  2,370
    59,300   Dollar Tree, Inc. (b)                                                                       2,255
    45,500   McDonald's Corp.                                                                            2,636
    57,900   TJX Corportation                                                                            1,549
                                                                                                      --------
                                                                                                         8,810
                                                                                                      --------
CONSUMER STAPLES (13%)
    19,100   Anheuser-Bush Cos., Inc.                                                                    1,185
    42,900   General Mills, Inc.                                                                         2,906
    25,800   Pepsico, Inc.                                                                               1,471
    39,400   Philip Morris International Inc.                                                            1,713
    18,900   Procter & Gamble Co.                                                                        1,220
    47,500   Wal-Mart Stores, Inc.                                                                       2,651
                                                                                                      --------
                                                                                                        11,146
                                                                                                      --------
ENERGY (8%)
    41,700   Exxon Mobil Corp.                                                                           3,091
    40,600   Occidental Petroleum Corp.                                                                  2,255
    30,700   Petroleo Brasileiro S.A. (b)                                                                  826
     2,600   Transocean Inc. (b)                                                                           214
     5,800   XTO Energy                                                                                    209
                                                                                                      --------
                                                                                                         6,595
                                                                                                      --------
FINANCIAL (6%)
    10,800   Goldman Sachs Group, Inc.                                                                     999
    99,600   Hudson City Bancorp, Inc.                                                                   1,873
    49,900   JPMorgan Chase & Co.                                                                        2,058
                                                                                                      --------
                                                                                                         4,930
                                                                                                      --------
HEALTHCARE (19%)
    13,200   Abbott Laboratories                                                                           728
    41,200   Amgen Inc. (b)                                                                              2,467
    29,600   Baxter International Inc.                                                                   1,791
     6,300   Celgene Corp. (b)                                                                             405
    26,500   Express Scripts, Inc. (b)                                                                   1,606
     4,400   Genentech, Inc. (b)                                                                           365
    46,000   Gilead Sciences Inc. (b)                                                                    2,109
    12,600   Johnson & Johnson                                                                             773
    80,300   Oracle Corp. (b)                                                                            1,469
   106,500   Pfizer, Inc.                                                                                1,886
    30,700   Stryker Corp.                                                                               1,641
    11,500   Techne Corp.                                                                                  794
                                                                                                      --------
                                                                                                        16,034
                                                                                                      --------
INDUSTRIAL (8%)
     5,900   3M Co.                                                                                        379
    42,100   Ametek Inc.                                                                                 1,400
     7,800   Boeing Co.                                                                                    408
    25,400   Danaher Corp.                                                                               1,505
    20,500   FTI Consulting Inc. (b)                                                                     1,194
    34,800   Stericycle Inc (b)                                                                          2,033
                                                                                                      --------
                                                                                                         6,919
                                                                                                      --------
MATERIALS (3%)
    18,900   Barrick Gold Corp.                                                                            429
     9,200   Monsanto Co.                                                                                  819
     2,600   Potash Corp. of Saskatchewan Inc.                                                             222
    23,000   Praxair, Inc.                                                                               1,498
                                                                                                      --------
                                                                                                         2,968
                                                                                                      --------
TECHNOLOGY (23%)
   124,000   Activision Blizzard, Inc. (b)                                                               1,545
    47,700   Ansys, Inc. (b)                                                                             1,366
    15,000   Apple Computer, Inc. (b)                                                                    1,614
    87,500   Cisco Systems Inc. (b)                                                                      1,554
    38,800   EMC Corp.                                                                                     457
     5,500   Google Inc. (b)                                                                             1,976
    43,800   Hewlett-Packard Co.                                                                         1,676
    76,000   Intel Corporation                                                                           1,216
    29,300   International Business Machines Corp.                                                       2,724
   127,600   Mircosoft Corp.                                                                             2,849
    38,000   Qualcomm, Inc.                                                                              1,454
    19,800   Research In Motion Ltd. (b)                                                                   999
    18,000   Yahoo!, Inc. (b)                                                                              231
                                                                                                      --------
                                                                                                        19,661
                                                                                                      --------
TRANSPORTATION (2%)
    20,200   Burlington Northern Santa Fe Corp.                                                          1,799
                                                                                                      --------
TOTAL COMMON STOCKS (COST - $77,876)                                                                    78,862
                                                                                                      --------
INVESTMENT COMPANY (COST - $7,083) (8%)
 7,082,864   Paydenfunds Cash Reserves Money Market Fund *                                               7,083
                                                                                                      --------
TOTAL (COST - $84,959) (a) (100%)                                                                       85,945
LIABILITIES IN EXCESS OF OTHER ASSETS (-0%)                                                               (121)
                                                                                                      --------
NET ASSETS (100%)                                                                                     $ 85,824
                                                                                                      ========

37 PAYDEN MUTUAL FUNDS

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation                                      $  3,295
Unrealized depreciation                                        (2,309)
                                                             --------
Net unrealized appreciation                                  $    986
                                                             ========

(b)   Non-income producing security.

                                                                Annual Report 38

PAYDEN GLOBAL EQUITY FUND

The fund seeks long-term capital appreciation by generally investing in large cap stocks and stock index futures of companies throughout the world and may also hold up to 30% in short sale positions.

GEOGRAPHIC EQUITY EXPOSURE - PERCENT OF VALUE
---------------------------------------------
United States                             52%
Switzerland                               10%
Japan                                      9%
Australia                                  6%
France                                     5%
Other                                     18%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                                              Value
or Shares                                   Security Description                                       (000)
---------                                   --------------------                                      --------
BONDS (21%)
U.S. GOVERNMENT AGENCY (12%)
   100,000   FHLB Disc Note, 1.90%, 1/26/09 (b)                                                       $    100
   500,000   FHLB Disc Note, 3.34%, 3/4/09 (b)                                                             494
   500,000   FHLMC Disc Note, 2.18%, 11/17/08 (b)                                                          500
                                                                                                      --------
                                                                                                         1,094
                                                                                                      --------
FOREIGN GOVERNMENT (9%)
   700,000   French Treasury Bill, 4.76%, 3/26/09 (b)                                                      878
                                                                                                      --------
TOTAL BONDS (COST - $2,100)                                                                              1,972
                                                                                                      --------
EXCHANGE TRADED FUNDS (COST - $2,518) (24%)
    41,100   Financial Select Sector SPDR Fund                                                             638
    49,800   iShares MSCI Switzerland Index Fund                                                           915
     8,100   iShares S&P Global Consumer Staples Index Fund                                                391
     3,400   S&P 500 Depository Receipt Trust                                                              329
                                                                                                      --------
                                                                                                         2,273
                                                                                                      --------
INVESTMENT COMPANY (COST - $5,386) (56%)
 5,385,833   Paydenfunds Cash Reserves Money Market Fund *                                               5,386
                                                                                                      --------
TOTAL (COST - $10,004) (a) (101%)                                                                        9,631
LIABILITIES IN EXCESS OF OTHER ASSETS ( - 1%)                                                              (51)
                                                                                                      --------
NET ASSETS (100%)                                                                                     $  9,580
                                                                                                      ========

*     Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                                                               $    5
Unrealized depreciation                                                                                 (378)
                                                                                                      ------
Net unrealized depreciation                                                                           $ (373)
                                                                                                      ======

(b)   Yield to maturity at time of purchase.

OPEN FORWARD CURRENCY CONTRACTS TO USD

                                                                                      Contract    Appreciation
Delivery                                                                   Contract    Value     (Depreciation)
Date           Currency (000s)                                              Price      (000s)        (000s)
------------   ---------------                                             --------   --------   --------------
ASSETS:
11/20/2008     Japanese Yen (Buy 45,801)                                    98.2502     $  466      $     49
11/20/2008     Japanese Yen (Buy 55,300)                                    98.2502        563            11
11/20/2008     Swiss Franc (Sell 337)                                        1.1670        289             4
11/20/2008     Swiss Franc (Sell 386)                                        1.1670        331            19
                                                                                                    --------
                                                                                                    $     83
                                                                                                    ========
LIABILITIES:
11/20/2008     Australian Dollar (Buy 154)                                   0.6581     $  101      $     (2)
11/20/2008     Australian Dollar (Buy 253)                                   0.6581        167           (50)
11/20/2008     British Pound (Buy 185)                                       1.6133        298           (22)
11/20/2008     British Pound (Buy 308)                                       1.6133        497           (73)
11/20/2008     Canadian Dollar (Buy 237)                                     1.2155        195           (28)
11/20/2008     Canadian Dollar (Buy 149)                                     1.2155        123            (3)
11/20/2008     Canadian Dollar (Buy 81)                                      1.2155         67            (7)
11/20/2008     Danish Krone (Buy 99)                                         5.8797         17            (2)
11/20/2008     Euro (Buy 236)                                                1.2667        299           (20)
11/20/2008     Euro (Buy 78)                                                 1.2667         99           (12)
11/21/2008     New Zealand Dollar (Sell 516)                                 0.5814        300            --
11/20/2008     Norwegian Krone (Buy 213)                                     6.7376         32            (7)
11/20/2008     Swedish Krona (Buy 499)                                       7.7958         64           (14)
                                                                                                    --------
                                                                                                    $   (240)
                                                                                                    ========

39 PAYDEN MUTUAL FUNDS

OPEN FUTURE CONTRACTS

                                                                                               Unrealized
                                                                                   Current    Appreciation
Number of                                                             Expiration    Value    (Depreciation)
Contracts    Contract Type                                               Date       (000s)       (000s)
---------    -------------                                            ----------   -------   --------------
7            Amsterdam Index Future                                     Nov-08     $   473        $  (21)
8            Australian SPI 200 Index Future                            Dec-08         532           (71)
10           CAC40 10 Euro Future                                       Nov-08         440            41
4            Canadian TSE 60 Index Future                               Dec-08         389           (62)
2            DAX Index Future                                           Dec-08         321           (65)
29           E-Mini MSCI Future                                         Dec-08         841          (298)
4            FTSE 100 Index Future                                      Dec-08         283           (36)
1            Hang Seng Index Future                                     Nov-08          90             8
6            Mexican Bolsa Index Future                                 Dec-08          98            (3)
55           OMXS30 Index Future                                        Nov-08         448             7
79           S&P 500 E-Mini Future                                      Dec-08       3,821            74
1            S&P/MIB Index Future                                       Dec-08         135           (17)
10           Topix Index Future                                         Dec-08         869          (296)
                                                                                                  ------
                                                                                                  $ (739)
                                                                                                  ======

                       See notes to financial statements.

                                                                Annual Report 40

METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND

The Fund seeks long-term capital appreciation by generally investing in equity securities of issuers of any capitalization organized in European emerging markets countries.

COUNTRY HOLDINGS - PERCENT OF VALUE
-----------------------------------
Russia                          39%
Poland                          28%
Czech Republic                  13%
Hungary                          6%
Romania                          3%
Other                           11%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                                              Value
or Shares                                  Security Description                                        (000)
----------                                 --------------------                                       --------
COMMON STOCKS (99%)
CONSUMER DISCRETIONARY (2%)
 4,899,100   Compa S.A. (b)                                                                           $    256
    75,000   NFI Empik Media & Fashion SA (b)                                                              322
    90,000   OAO Magnit (b)                                                                              1,440
   753,500   Olympic Entertainment Group A.S.                                                              812
   220,063   Vistula & Wolczanka S.A. (b)                                                                  259
                                                                                                      --------
                                                                                                         3,089
                                                                                                      --------
CONSUMER STAPLES (6%)
    55,000   BIM Birlesik Magazalar A.S.                                                                 1,115
    45,000   Central European Distribution Corp. (b)                                                     1,296
   222,850   Cherkizovo Group (b)                                                                          399
    26,000   Cherkizovo Group-GDR 144A (b)(c)(e)                                                            47
   449,375   Elstar Oils S.A. (b)                                                                          701
    11,000   Gedeon Richter Rt.                                                                          1,521
    15,000   KRKA d.d.                                                                                   1,232
     1,000   LPP S.A. (b)                                                                                  333
    28,950   Wimm-Bill-Dann Foods ADR (b)                                                                1,272
   149,400   X5 Retail Group N.V. (b)                                                                    1,524
                                                                                                      --------
                                                                                                         9,440
                                                                                                      --------
DIVERSIFIED (0%)
     4,200   Koc Holdings AS                                                                                 8
ENERGY (29%)
     1,261   INA Industrija Nafte DD (b) (e)                                                               359
   284,266   LUKOIL, LUK GR, EUR, Frankfurt                                                             10,859
    59,500   MOL Magyar Olaj-es Gazipari Rt.                                                             3,241
   622,000   Oao Gazprom - Spon ADR (d)                                                                 12,359
 1,710,900   OAO Rosneft Oil Co. (b)                                                                     7,870
    46,000   OMV AG                                                                                      1,458
 1,605,000   Polish Oil & Gas                                                                            1,909
   257,750   Polski Koncern Naftowy Orlen S.A.                                                           2,602
    44,000   Rosneft Oil Co. OAO-GDR 144A (c) (e)                                                          202
   742,500   Sibir Energy plc                                                                            2,939
   647,000   Surgutneftegaz                                                                              4,173
   125,000   Volga Gas PLC (b)                                                                             171
                                                                                                      --------
                                                                                                        48,142
                                                                                                      --------
FINANCIAL (23%)
 3,225,753   Banca Transilvania (e)                                                                      1,927
    48,000   Bank Handlowy w Warszawie S.A.                                                                770
   156,250   Bank Pekao SA                                                                               7,046
   105,100   Bank Zachodni WBK S.A.                                                                      4,584
    27,000   BRE Bank SA (b)                                                                             1,791
    78,000   Erste Group Bank AG                                                                         2,051
   284,400   Globe Trade Centre S.A. (b)                                                                 1,661
    20,200   Komercni Banka As                                                                           3,001
   175,000   OTP Bank Rt. (b)                                                                            2,921
   599,350   PKO Bank Polski                                                                             6,698
    45,000   Raiffeisen International Bank-Holding AG                                                    1,398
   812,000   Romanian Development Bank                                                                   2,094
 1,969,500   Sberbank RF                                                                                 2,047
                                                                                                      --------
                                                                                                        37,989
                                                                                                      --------
INDUSTRIAL (3%)
   119,836   AS Merko Ehitus (b)                                                                           576
   450,000   Impexmetal S.A.                                                                               247
    22,000   Inter Cars SA                                                                                 246
     2,289   Mondi Swiecie S.A.                                                                             27
   248,650   New World Resources BV                                                                      1,220
   390,000   Panevezio Statybos Trestas                                                                    244
    20,500   PBG S.A. (b)                                                                                1,434
    75,000   Pfleiderer Grajewo S.A.                                                                       187
   950,000   Polimex Mostostal S.A.                                                                      1,044
    50,000   Przedsiebiorstwo Eksportu i Importu KOPEX S.A.                                                216
    70,025   Trakcja Polska, S.A. (b)                                                                      117
 4,941,300   Turbomecanica S.A                                                                             174
                                                                                                      --------
                                                                                                         5,732
                                                                                                      --------
MATERIALS (8%)
    67,500   Evraz Group SA                                                                              1,040
     3,441   Grupa Kety SA                                                                                  62
   247,300   KGHM Polska Miedz S.A.                                                                      2,714
   692,400   Norilsk Nickel (b)                                                                          6,931
   159,400   Novopipetsk Steel                                                                           1,498
   249,500   Peter Hambro Mining plc                                                                       817
                                                                                                      --------
                                                                                                        13,062
                                                                                                      --------

41 PAYDEN MUTUAL FUNDS

Principal                                                                                              Value
or Shares                                      Security Description                                    (000)
----------                                     --------------------                                  ---------
TECHNOLOGY (0%)
    40,156   Asseco Poland SA                                                                        $     673
                                                                                                     ---------
TELECOMMUNICATION (20%)
    70,000   AFK Sistema (d)                                                                               526
   196,500   Agora SA                                                                                    1,374
   308,700   Cesky Telecom AS                                                                            6,480
   508,750   Comstar United System (d)                                                                   1,419
     3,948   Hurriyet Gazetecilik ve Matbaacilik A.S. (b)                                                    2
   687,800   Magyar Tavkozlesi Rt (Matav)                                                                2,195
    57,000   Mobile TeleSystems                                                                          2,232
   680,000   OAO Vimpel-Communications                                                                   9,860
 1,103,150   Telekomunikacja Polska SA                                                                   8,270
   359,500   TVN Sa                                                                                      1,784
                                                                                                     ---------
                                                                                                        34,142
                                                                                                     ---------
UTILITIES (8%)
   283,400   CEZ                                                                                        12,148
   244,280   Transelectrica SA                                                                           1,056
                                                                                                     ---------
                                                                                                        13,204
                                                                                                     ---------
TOTAL (COST - $339,094) (a) (99%)                                                                      165,481
OTHER ASSETS, NET OF LIABILITIES (1%)                                                                    1,644
                                                                                                     ---------
NET ASSETS (100%)                                                                                    $ 167,125
                                                                                                     =========

All of the securities are held by the custodian in a segregated account.

(a)   Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation                                                                              $      179
Unrealized depreciation                                                                                (173,792)
                                                                                                     ----------
Net unrealized depreciation                                                                          $ (173,613)
                                                                                                     ==========

(b)   Non-income producing security.

(c) Security offered to qualified investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d) Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e) Security appraised at fair value under procedures established by the Board. The total value of these securities is $2,535,000 representing 1.52% of the Fund's total net assets.

OPEN FORWARD CURRENCY CONTRACTS TO USD

                                                                            Contract    Appreciation
Delivery                                                         Contract    Value     (Depreciation)
Date         Currency (000s)                                      Price      (000s)        (000s)
---------    ---------------                                     --------   --------   ---------------
ASSETS:
11/6/2008    British Pound (Sell 1,380)                            1.6148   $  2,228        $    162
11/6/2008    Czech Republic Koruna (Sell 103,400)                 18.9895      5,445             170
11/3/2008    Euro (Sell 16)                                        1.2677         20              --
11/4/2008    Euro (Sell 12)                                        1.2677         15              --
11/6/2008    Euro (Sell 23,360)                                    1.2675     29,610           1,905
11/6/2008    Hungary Forint (Sell 838,000)                       201.8233      4,152             355
11/6/2008    Poland Zloty (Sell 44,740)                            2.7752     16,121           1,324
11/6/2008    Turkish Lira (Sell 2,710)                             1.5329      1,768             177
                                                                                            --------
                                                                                            $  4,093
                                                                                            ========

LIABILITIES:
11/6/2008    Hungary Forint (Sell 1,142,000)                     201.8233   $  5,658        $   (338)
11/6/2008    Poland Zloty (Sell 46,000)                            2.7752     16,575          (1,401)
11/24/2008   Romanian Leu (Sell 17,000)                            2.8940      5,874             (10)
                                                                                            --------
                                                                                            $ (1,749)
                                                                                            ========

                                                                Annual Report 42

METZLER/PAYDEN EUROPEAN LEADERS FUND

The Fund seeks long-term capital appreciation by generally investing in stocks of issuers of any capitalization organized in Western European countries.

COUNTRY HOLDING - PERCENT OF VALUE
----------------------------------
United Kingdom                 23%
Germany                        18%
France                         17%
Switzerland                    11%
Spain                           6%
Other                          25%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                                              Value
or Shares                                    Security Description                                      (000)
----------                                   --------------------                                     --------
COMMON STOCKS (93%)
CONSUMER DISCRETIONARY (4%)
       300   Accor Sa                                                                                 $     12
       850   Daimler AG                                                                                     29
       900   Hennse & Mauritz AB                                                                            32
       600   Industria de Diseno Textil Sa (Inditex)                                                        20
       170   Porsche AG                                                                                     15
       650   PSA Peugeot Citreon                                                                            17
                                                                                                      --------
                                                                                                           125
                                                                                                      --------
CONSUMER STAPLES (20%)
       900   BIM Birlesik Magazalar A.S.                                                                    18
     1,026   British American Tobacco                                                                       28
     1,403   Diageo Plc                                                                                     22
       550   Fresenius AG                                                                                   35
     2,893   GlaxoSmithKline Plc                                                                            56
       600   Groupe Danone                                                                                  33
       450   Hamburger Hafen- und Logistik AG (HHLA)                                                        15
       200   L'Oreal SA                                                                                     15
     2,650   Nestle                                                                                        102
     1,400   Novartis Ag                                                                                    70
       250   Pernod-Ricard                                                                                  16
       550   Roche Holding AG                                                                               83
       550   Sanofi Synthelabo SA                                                                           34
       450   Stada Arzneimittel AG                                                                          14
     5,900   Tesco Plc                                                                                      32
       750   Unilever NV                                                                                    18
                                                                                                      --------
                                                                                                           591
                                                                                                      --------
DIVERSIFIED (1%)
       300   LVMH Moet Hennessy Louis Vuitton SA                                                            20
ENERGY (11%)
     3,500   BG Group Plc                                                                                   52
    10,390   BP Amoco Plc                                                                                   85
     1,150   Compagnie Generale de Geophysique                                                              18
     1,750   Eni SpA                                                                                        41
       450   Fugro N.V.                                                                                     16
       500   Gaz de France                                                                                  22
     1,250   Saipem S.p.A.                                                                                  23
     1,150   Total SA                                                                                       62
                                                                                                      --------
                                                                                                           319
                                                                                                      --------
FINANCIAL (21%)
     1,750   Admiral Group Plc                                                                              26
       400   Allianz AG                                                                                     29
       750   Axa                                                                                            14
     5,400   Banca Intesa Spa                                                                               19
     1,700   Banco Santander SA                                                                             18
     3,652   Barclays Plc (b)                                                                               11
       900   BNP Paribas SA                                                                                 64
     2,200   Aviva Plc                                                                                      13
     1,000   Credit Suisse Group                                                                            37
       350   Deutsche Bank AG                                                                               13
       300   Deutsche Boerse Ag                                                                             24
     6,681   HSBC Holdings Plc                                                                              82
     4,650   IG Group Holdings PLC                                                                          22
       400   KBC Bankverzekerings Holdings (b)                                                              17
     3,253   Lloyds TSB Group Plc (b)                                                                       11
     3,250   Man Group plc                                                                                  19
       658   National Bank of Greece                                                                        14
       700   OTP Bank Rt. (b)                                                                               12
     2,809   Prudential Plc                                                                                 14
    14,759   Royal Bank of Scotland Group Plc (b)                                                           16
       850   Sampo Oyj                                                                                      17
     1,891   Scor SE                                                                                        31
     2,550   SNS Reaal                                                                                      18
       350   Societe Generale (b)                                                                           19
       900   Solarworld AG                                                                                  22
     1,600   UBS AG-Reg (b)                                                                                 27
     9,700   UniCredit (b)                                                                                  23
                                                                                                      --------
                                                                                                           632
                                                                                                      --------
HEALTHCARE (3%)
       750   AstraZeneca Plc                                                                                32
       700   Beiersdorf AG                                                                                  36
       950   Grifols S.A.                                                                                   19
                                                                                                      --------
                                                                                                            87
                                                                                                      --------

43 PAYDEN MUTUAL FUNDS

Principal                                                                                              Value
or Shares                                      Security Description                                    (000)
----------                                     --------------------                                   --------
INDUSTRIAL (6%)
     1,600   ABB Ltd (b)                                                                              $     21
       800   AMG Advanced Metallurgical Group N.V. (b)                                                      13
     8,450   British Aerospace                                                                              48
     1,000   CRH Plc                                                                                        22
       250   Lafarge SA                                                                                     17
       600   Philips Electronics NV                                                                         12
       700   Siemens AG                                                                                     41
                                                                                                      --------
                                                                                                           174
                                                                                                      --------
MATERIALS (6%)
       850   ArcelorMittal                                                                                  22
       850   Bayer Ag                                                                                       47
       600   BASF SE                                                                                        20
       300   Linde AG                                                                                       24
       819   Rio Tinto Plc                                                                                  38
     1,150   Vedanta Resources PLC                                                                          16
                                                                                                      --------
                                                                                                           167
                                                                                                      --------
TECHNOLOGY (2%)
     1,400   Indra Sisteamas, S.A.                                                                          24
     1,450   SAP AG                                                                                         49
                                                                                                      --------
                                                                                                            73
                                                                                                      --------
TELECOMMUNICATION (13%)
     1,350   Deutsche Telekom AG                                                                            20
     1,000   France Telecom                                                                                 25
       350   Iliad S.A.                                                                                     27
     1,050   JC Decaux                                                                                      18
     1,450   M6 Metropole Television                                                                        23
     3,300   Nokia Oyj                                                                                      51
     2,050   SES                                                                                            36
     2,616   Telefonica S.A.                                                                                49
     2,400   United Internet AG                                                                             21
       700   Vivendi Universal                                                                              18
    42,348   Vodafone Group PLC                                                                             81
     1,800   Wolters Kluwer-Cva                                                                             32
                                                                                                      --------
                                                                                                           401
                                                                                                      --------
UTILITIES (6%)
     1,650   E.ON AG                                                                                        62
     1,150   Fortum Oyj                                                                                     28
     3,264   Iberdrola S.A.                                                                                 23
     1,500   National Grid PLC                                                                              17
       550   Red Eletrica Corp., S.A.                                                                       24
       250   RWE AG                                                                                         21
       125   Suez Environnement SA (b)                                                                       2
                                                                                                      --------
                                                                                                           177
                                                                                                      --------
TOTAL COMMON STOCKS (COST - $4,377)                                                                      2,766
                                                                                                      --------
INVESTMENT COMPANY (COST - $203) (7%)
   202,689   Paydenfunds Cash Reserves Money Market Fund                                                   203
                                                                                                      --------
TOTAL (COST - $4,580) (a) (100%)                                                                         2,969
LIABILITIES IN EXCESS OF OTHER ASSETS (0%)                                                                  (9)
                                                                                                      --------
NET ASSETS (100%)                                                                                     $  2,960
                                                                                                      ========

All of the securities except the Cash Reserves Money Market Fund are held by the custodian in a segregated account.

(a)   Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation                                                                              $      17
Unrealized depreciation                                                                                 (1,628)
                                                                                                     ---------
Net unrealized depreciation                                                                          $  (1,611)
                                                                                                     =========

(b)   Non-income producing security.

                       See notes to financial statements.

                                                                Annual Report 44

METZLER/PAYDEN INTERNATIONAL REAL ESTATE FUND

The Fund seeks long-term capital appreciation by generally investing in non-U.S. real estate equity securities in developed countries.

COUNTRY HOLDINGS - PERCENT OF VALUE
-------------------------------------
Japan                              23%
Hong Kong                          15%
Australia                          11%
Singapore                           9%
Canada                              7%
Other                              35%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                                              Value
or Shares                                    Security Description                                      (000)
----------                                   --------------------                                    ---------
COMMON STOCKS (104%)
DIVERSIFIED (47%)
     9,700   British Land Company PLC                                                                $      97
     6,000   Brookfield Asset Management                                                                   104
        96   Brookfield Infrastructure Partners                                                              1
    26,000   Capitaland Ltd.                                                                                50
    68,000   China Overseas Land & Investment Ltd.                                                          74
    12,200   Goodman Group                                                                                   8
    18,000   Hang Lung Properties Ltd.                                                                      43
         5   Japan Real Estate Investment Corp.                                                             44
    16,000   Kerry Properties Ltd.                                                                          38
     7,200   Mitsui Fudosan Co Ltd.                                                                        122
     1,400   PSP Swiss Property AG-Reg (b)                                                                  60
    33,000   Shimao Property Holdings Ltd.                                                                  17
     3,000   Sun Hung Kai Properties Ltd.                                                                   25
     6,000   Tokyu Land Corp.                                                                               16
       800   Unibail-Rodamco                                                                               119
    37,900   United Industrial Corp. Ltd.                                                                   34
    31,000   Wheelock and Co. Ltd.                                                                          46
                                                                                                     ---------
                                                                                                           898
                                                                                                     ---------
FINANCIAL (12%)
    37,200   CapitaMall Trust                                                                               48
       800   Corio NV                                                                                       43
     3,400   Cyrela Brazil Realty S.A.                                                                      19
     4,200   Desarrolladora Homex S.A. de C.V. (b)                                                          16
     1,200   Tachihi Enterprise Co., Ltd.                                                                   61
    46,000   The Hongkong and Shanghai Hotels, Ltd.                                                         44
                                                                                                     ---------
                                                                                                           231
                                                                                                     ---------
OFFICE (9%)
     1,100   CoStar Group Inc. (b)                                                                          40
    75,200   ING Office Fund                                                                                55
         7   Nippon Building Fund Inc.                                                                      65
                                                                                                     ---------
                                                                                                           160
                                                                                                     ---------
REAL ESTATE INVESTMENT TRUST (24%)
    17,400   CFS Retail Property Trust                                                                      23
     2,500   DIC Asset AG                                                                                   19
     1,200   Eurocommercial Properties NV                                                                   38
         7   Global One Real Estate Investment Co., Ltd.                                                    55
    22,000   Hongkong Land Holdings Ltd.                                                                    59
    30,000   Hysan Development Co. Ltd.                                                                     46
    11,300   Immofinanz Immobilien Anlagen AG (b)                                                           12
   103,300   Parkway Life Real Estate Investment Trust                                                      52
   872,400   Quality Houses Public Company Ltd. (c)                                                         22
     3,200   RioCan Real Estate Investment Trust                                                            44
     9,200   Segro PLC                                                                                      42
     3,000   Sumitomo Realty & Development Co., Ltd.                                                        47
                                                                                                     ---------
                                                                                                           459
                                                                                                     ---------
REGIONAL MALLS (8%)
    14,700   Westfield Group                                                                               159
RESIDENTIAL (4%)
     9,300   DAIBIRU Corp.                                                                                  75
                                                                                                     ---------
TOTAL COMMON STOCKS (COST - $ 3,766)                                                                     1,982
U.S. GOVERNMENT AGENCY (COST - $100) (5%)
   100,000   FNMA Disc Note, 2.00%, 1/12/09 (d)                                                            100
                                                                                                     ---------
TOTAL (COST - $3,866) (a) (109%)                                                                         2,082
LIABILITIES IN EXCESS OF OTHER ASSETS (9%)                                                                (175)
                                                                                                     ---------
NET ASSETS (100%)                                                                                    $   1,907
                                                                                                     =========

All of the securities are held by the custodian in a segregated account.

(a)   Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation                                                                              $      --
Unrealized depreciation                                                                                 (1,784)
                                                                                                     ---------
Net unrealized depreciation                                                                          $  (1,784)
                                                                                                     =========

(b)   Non-income producing security.

(c) Security appraised at fair value under procedures established by the Board.

(d)   Yield to maturity at time of purchase.

45 PAYDEN MUTUAL FUNDS

OPEN FORWARD CURRENCY CONTRACTS TO USD

                                                                                    Contract    Appreciation
Delivery                                                                 Contract     Value    (Depreciation)
Date            Currency (000s)                                           Price      (000s)        (000s)
------------    ---------------                                          --------   --------   --------------
ASSETS:
11/20/2008      Czech Republic Koruna (Sell 44)                            1.1670     $  38         $    2
11/20/2008      Mexican New Peso (Sell 379)                               12.6720        30              7
11/20/2008      Singapore Dollar (Sell 129)                                1.4825        87              4
                                                                                                    ------
                                                                                                    $   13
                                                                                                    ======
LIABILITIES:
11/20/2008      Australian Dollar (Buy 172)                                0.6581     $ 113         $  (34)
11/20/2008      Brazilian Real (Buy 103)                                   2.1493        48            (14)
11/20/2008      British Pound (Buy 91)                                     1.6133       147            (22)
11/20/2008      Euro (Buy 99)                                              1.2667       125            (19)
11/20/2008      Hong Kong Dollar (Sell 2,939)                              7.7499       379             (2)
                                                                                                    ------
                                                                                                    $  (91)
                                                                                                    ======

                       See notes to financial statements.

                                                                Annual Report 46

PAYDEN/WILSHIRE LONGEVITY FUND 2010+

This fund of funds seeks a high level of total return with an increased level of current income and a decreased focus on capital appreciation as its target date approaches by investing in both debt and equity mutual funds, ETFs and individual securities.

PORTFOLIO COMPOSITION - PERCENT OF VALUE
----------------------------------------
Bonds                                33%
Bond funds                           15%
U.S. stock funds                     35%
International stock funds            17%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                                              Value
or Shares                                Security Description                                          (000)
----------                               --------------------                                        ---------
U.S. TREASURY NOTES (COST - $256) (34%)
    65,222   U.S. Treasury Inflation Indexed, 2.00%, 1/15/14                                         $      60
   107,086   U.S. Treasury Inflation Indexed, 2.00%, 1/15/26                                                88
    64,103   U.S. Treasury Inflation Indexed, 2.375%, 1/15/17                                               58
     7,407   U.S. Treasury Inflation Indexed, 3.375%, 4/15/32                                                8
                                                                                                     ---------
                                                                                                           214
                                                                                                     ---------
EXCHANGE TRADED FUNDS (COST - $364) (37%)
       500   iShares MSCI EMU Index Fund                                                                    15
       896   iShares MSCI Pacific ex-Japan Index Fund                                                       23
     1,387   iShares MSCI United Kingdom Index Fund                                                         19
       839   SPDR DJ Wilshire International Real Estate ETF                                                 24
       378   SPDR Russell/Nomura Prime Japan ETF                                                            13
       473   Vanguard Emerging Markets ETF                                                                  12
     1,157   Vanguard Growth ETF                                                                            49
       207   Vanguard Small-Cap Growth ETF                                                                  10
       609   Vanguard Small-Cap Value ETF                                                                   28
       930   Vanguard Value ETF                                                                             41
                                                                                                     ---------
                                                                                                           234
                                                                                                     ---------
INVESTMENT COMPANIES (COST - $277) (32%)
       334   Metzler/Payden European Emerging Markets Fund                                                   5
     2,465   Paydenfunds Cash Reserves Money Market Fund *                                                   2
     1,539   Paydenfunds Core Bond Fund *                                                                   14
     3,931   Paydenfunds Global Fixed Income Fund *                                                         32
     4,879   Paydenfunds GNMA Fund *                                                                        47
     9,408   Paydenfunds U.S. Growth Leaders Fund *                                                         58
     5,382   Paydenfunds Value Leaders Fund *                                                               42
                                                                                                     ---------
                                                                                                           200
                                                                                                     ---------
TOTAL (COST - $897) (a) (103%)                                                                             648
LIABILITIES IN EXCESS OF OTHER ASSETS (-3%)                                                                (21)
                                                                                                     ---------
NET ASSETS (100%)                                                                                    $     627
                                                                                                     =========

*     Affiliated investments

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                                                              $      --
Unrealized depreciation                                                                                   (249)
                                                                                                     ---------
Net unrealized depreciation                                                                          $    (249)
                                                                                                     =========

                       See notes to financial statements.

47 PAYDEN MUTUAL FUNDS

PAYDEN/WILSHIRE LONGEVITY FUND 2020+

This fund of funds seeks a high level of total return with an increased level of current income and a decreased focus on capital appreciation as its target date approaches by investing in both debt and equity mutual funds, ETFs and individual securities.

PORTFOLIO COMPOSITION - PERCENT OF VALUE
----------------------------------------
Bonds                                24%
Bond funds                           18%
U.S. stock funds                     41%
International stock funds            17%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                                              Value
or Shares                                    Security Description                                      (000)
----------                                   --------------------                                    ---------
U.S. TREASURY NOTES (COST - $469) (24%)
   124,514   U.S. Treasury Inflation Indexed, 2.00%, 1/15/14                                         $     114
   200,924   U.S. Treasury Inflation Indexed, 2.00%, 1/15/26                                               165
   120,600   U.S. Treasury Inflation Indexed, 2.375%, 1/15/17                                              110
    12,345   U.S. Treasury Inflation Indexed, 3.375%, 4/15/32                                               13
                                                                                                     ---------
                                                                                                           402
                                                                                                     ---------
EXCHANGE TRADED FUNDS (COST - $887) (38%)
     1,031   iShares MSCI EMU Index Fund                                                                    31
     2,327   iShares MSCI Pacific ex-Japan Index Fund                                                       61
     4,158   iShares MSCI United Kingdom Index Fund                                                         56
     1,637   SPDR DJ Wilshire International Real Estate ETF                                                 47
     1,273   SPDR Russell/Nomura Prime Japan ETF                                                            43
     1,522   Vanguard Emerging Markets ETF                                                                  38
     3,258   Vanguard Growth ETF                                                                           140
       897   Vanguard Small-Cap Growth ETF                                                                  41
     1,951   Vanguard Small-Cap Value ETF                                                                   90
     2,430   Vanguard Value ETF                                                                            107
                                                                                                     ---------
                                                                                                           654
                                                                                                     ---------
Investment Companies (Cost - $816) (39%)
       833   Metzler/Payden European Emerging Markets Fund                                                  12
     7,584   Paydenfunds Cash Reserves Money Market Fund *                                                   8
     6,151   Paydenfunds Core Bond Fund *                                                                   56
     9,337   Paydenfunds Global Fixed Income Fund *                                                         77
    18,027   Paydenfunds GNMA Fund *                                                                       174
    27,606   Paydenfunds U.S. Growth Leaders Fund *                                                        170
    20,537   Paydenfunds Value Leaders Fund *                                                              161
                                                                                                     ---------
                                                                                                           658
                                                                                                     ---------
TOTAL (COST - $2,172) (a) (101%)                                                                         1,714
LIABILITIES IN EXCESS OF OTHER ASSETS (-1%)                                                                (18)
                                                                                                     ---------
NET ASSETS (100%)                                                                                    $   1,696
                                                                                                     =========

*     Affiliated investments

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                                                               $     --
Unrealized depreciation                                                                                   (458)
                                                                                                      --------
Net unrealized depreciation                                                                           $   (458)
                                                                                                      ========

                       See notes to financial statements.

                                                                Annual Report 48

PAYDEN/WILSHIRE LONGEVITY FUND 2030+

This fund of funds seeks a high level of total return with an increased level of current income and a decreased focus on capital appreciation as its target date approaches by investing in both debt and equity mutual funds, ETFs and individual securities.

PORTFOLIO COMPOSITION - PERCENT OF VALUE
----------------------------------------
Bonds                                15%
Bond funds                           15%
U.S. stock funds                     46%
International stock funds            24%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                                              Value
or Shares                                Security Description                                          (000)
----------                               --------------------                                        ---------
U.S. TREASURY NOTES (COST - $238) (15%)
    61,664   U.S. Treasury Inflation Indexed, 2.00%, 1/15/14                                         $      57
   100,462   U.S. Treasury Inflation Indexed, 2.00%, 1/15/26                                                82
    59,757   U.S. Treasury Inflation Indexed, 2.375%, 1/15/17                                               55
     6,172   U.S. Treasury Inflation Indexed, 3.375%, 4/15/32                                                6
                                                                                                     ---------
                                                                                                           200
                                                                                                     ---------
EXCHANGE TRADED FUNDS (COST - $975) (47%)
     1,690   iShares MSCI EMU Index Fund                                                                    51
     2,843   iShares MSCI Pacific ex-Japan Index Fund                                                       75
     5,828   iShares MSCI United Kingdom Index Fund                                                         78
       885   SPDR DJ Wilshire International Real Estate ETF                                                 25
     1,417   SPDR Russell/Nomura Prime Japan ETF                                                            48
     1,257   Vanguard Emerging Markets ETF                                                                  31
     2,465   Vanguard Growth ETF                                                                           106
     1,009   Vanguard Small-Cap Growth ETF                                                                  47
     1,702   Vanguard Small-Cap Value ETF                                                                   79
     2,146   Vanguard Value ETF                                                                             94
                                                                                                     ---------
                                                                                                           634
                                                                                                     ---------
INVESTMENT COMPANIES (COST - $753) (39%)
     1,475   Metzler/Payden European Emerging Markets Fund                                                  22
    10,730   Paydenfunds Cash Reserves Money Market Fund *                                                  11
     4,863   Paydenfunds Core Bond Fund *                                                                   44
     5,514   Paydenfunds Global Fixed Income Fund *                                                         45
    10,303   Paydenfunds GNMA Fund *                                                                        99
    28,581   Paydenfunds U.S. Growth Leaders Fund *                                                        176
    16,264   Paydenfunds Value Leaders Fund *                                                              128
                                                                                                     ---------
                                                                                                           525
                                                                                                     ---------

TOTAL (COST - $1,966) (a) (101%)                                                                         1,359
LIABILITIES IN EXCESS OF OTHER ASSETS (-1%)                                                                (18)
                                                                                                     ---------
NET ASSETS (100%)                                                                                    $   1,341
                                                                                                     =========

*     Affiliated investments

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                                                              $      --
Unrealized depreciation                                                                                   (607)
                                                                                                     ---------
Net unrealized depreciation                                                                          $    (607)
                                                                                                     =========

                       See notes to financial statements.

49 PAYDEN MUTUAL FUNDS

PAYDEN/WILSHIRE LONGEVITY FUND 2040+

This fund of funds seeks a high level of total return with an increased level of current income and a decreased focus on capital appreciation as its target date approaches by investing in both debt and equity mutual funds, ETFs and individual securities.

PORTFOLIO COMPOSITION - PERCENT OF VALUE
----------------------------------------
Bonds                                 1%
Bond funds                           10%
U.S. stock funds                     58%
International stock funds            31%

This information is not part of the audited financial statements.

                              (PERFORMANCE GRAPH)

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

SCHEDULE OF INVESTMENTS - October 31, 2008

Principal                                                                                              Value
or Shares                                      Security Description                                    (000)
----------                                     --------------------                                  ---------
U.S. TREASURY NOTES (COST - $25) (1%)
     7,115   U.S. Treasury Inflation Indexed, 2.00%, 1/15/14                                         $       7
    11,040   U.S. Treasury Inflation Indexed, 2.00%, 1/15/26                                                 9
     6,519   U.S. Treasury Inflation Indexed, 2.375%, 1/15/17                                                6
     1,234   U.S. Treasury Inflation Indexed, 3.375%, 4/15/32                                                1
                                                                                                     ---------
                                                                                                            23
                                                                                                     ---------
EXCHANGE TRADED FUNDS (COST - $1,417) (59%)
     2,931   iShares MSCI EMU Index Fund                                                                    88
     2,939   iShares MSCI Pacific ex-Japan Index Fund                                                       78
     9,416   iShares MSCI United Kingdom Index Fund                                                        126
     1,012   SPDR DJ Wilshire International Real Estate ETF                                                 29
     2,333   SPDR Russell/Nomura Prime Japan ETF                                                            79
     2,023   Vanguard Emerging Markets ETF                                                                  51
     4,313   Vanguard Growth ETF                                                                           185
     1,336   Vanguard Small-Cap Growth ETF                                                                  61
     1,473   Vanguard Small-Cap Value ETF                                                                   68
     2,986   Vanguard Value ETF                                                                            131
                                                                                                     ---------
                                                                                                           896
                                                                                                     ---------
INVESTMENT COMPANIES (COST - $957) (41%)
     2,116   Metzler/Payden European Emerging Markets Fund                                                  32
     8,784   Paydenfunds Cash Reserves Money Market Fund *                                                   9
     2,765   Paydenfunds Core Bond Fund *                                                                   25
     4,231   Paydenfunds Global Fixed Income Fund *                                                         35
     8,223   Paydenfunds GNMA Fund *                                                                        79
    37,885   Paydenfunds U.S. Growth Leaders Fund *                                                        233
    26,486   Paydenfunds Value Leaders Fund *                                                              208
                                                                                                     ---------
                                                                                                           621
                                                                                                     ---------
TOTAL (COST - $2,399) (a) (101%)                                                                         1,540
LIABILITIES IN EXCESS OF OTHER ASSETS (-1%)                                                                (20)
                                                                                                     ---------
NET ASSETS (100%)                                                                                    $   1,520
                                                                                                     =========

*     Affiliated investments

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)   Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation                                                                              $      --
Unrealized depreciation                                                                                   (859)
                                                                                                     ---------
Net unrealized depreciation                                                                          $    (859)
                                                                                                     =========

                       See notes to financial statements.

                                                                Annual Report 50

STATEMENTS OF ASSETS & LIABILITIES

October 31, 2008
Numbers in 000s

                                                                   Payden Cash    Payden
                                                                    Reserves     Limited       Payden
                                                                      Money      Maturity    Short Bond
                                                                   Market Fund     Fund         Fund
                                                                  ------------  ----------  -----------
ASSETS:
Investments, at value* .......................................... $    688,327  $   85,119  $   317,183
Affiliated investments, at value** ..............................                    7,968       21,394
Repurchase agreement, at cost and value .........................      340,000
Foreign cash*** .................................................                      228          270
Cash ............................................................
Restricted cash for collateral ..................................
Receivable for:
    Interest and dividends ......................................        2,575         429        2,737
    Paydowns ....................................................                       33           28
    Investments sold ............................................        2,915                      500
    Fund shares sold ............................................       28,110           4            5
    Futures .....................................................
    Swap contracts ..............................................
    Forward currency contracts ..................................                                 1,335
Receivable from Advisor (Note 3) ................................           34          22
Other assets ....................................................          166          15           34
                                                                  ------------  ----------  -----------
       Total Assets .............................................    1,062,127      93,818      343,486
                                                                  ------------  ----------  -----------
LIABILITIES:
Payable for:
    Bank overdraft ..............................................        2,915
    Forward currency contracts ..................................                       39
    Investments purchased .......................................                       26
    Fund shares redeemed ........................................          100         536           65
    Futures .....................................................
    Swaps .......................................................                       46
Distributions payable ...........................................          647           8           72
Accrued expenses:
    Investment advisory fees (Note 3) ...........................                                    10
    Administration fees (Note 3) ................................          142          13           44
    Trustee fees and expenses ...................................           12           1            4
Other liabilities ...............................................          145          69          118
                                                                  ------------  ----------  -----------
       Total Liabilities ........................................        3,961         738          313
                                                                  ------------  ----------  -----------
       NET ASSETS ............................................... $  1,058,166  $   93,080  $   343,173
                                                                  ============  ==========  ===========
NET ASSETS:
Paid in capital ................................................. $  1,058,320  $  105,604  $   358,741
Undistributed net investment income (loss) ......................          (54)         (8)         (72)
Undistributed net realized gains (losses) from investments ......         (100)     (8,173)      (2,754)
Net unrealized appreciation (depreciation) from:
    Investments .................................................                   (4,313)     (14,062)
    Translation of assets and liabilities in foreign
       currencies ...............................................                      (30)       1,320
                                                                  ------------  ----------  -----------
       NET ASSETS ............................................... $  1,058,166  $   93,080  $   343,173
                                                                  ============  ==========  ===========
Outstanding shares of beneficial interest (unlimited shares
    authorized, $0.001 par value) ...............................    1,058,263      10,048       35,250
                                                                  ============  ==========  ===========
NET ASSET VALUE -- offering and redemption price
    per share in whole dollars .................................. $       1.00  $     9.26  $      9.74
                                                                  ============  ==========  ===========

----------
*   Investments, at cost ........................................ $  1,028,327  $   89,386  $   331,245
**  Affiliated investments, at cost .............................                    7,968       21,394
*** Foreign cash, at cost .......................................                      219          267

                       See notes to financial statements.

51 PAYDEN MUTUAL FUNDS

                                                     Payden                  Payden
Payden U.S.   Payden                    Payden        High     Payden Tax  California      Payden        Payden
Government     GNMA      Payden Core  Opportunity    Income      Exempt     Municipal   Global Short  Global Fixed
   Fund        Fund       Bond Fund    Bond Fund      Fund      Bond Fund  Income Fund    Bond Fund    Income Fund
----------  ----------   -----------  -----------  ----------  ----------  -----------  ------------  ------------
 $ 61,635    $ 340,448    $ 417,074    $  28,712   $ 144,009   $  13,071    $  44,666     $  65,857     $  85,193
    1,575        6,933        6,080          371      17,189                                    777         4,066

                                                                                                454         1,299
                             18,566           33                                                            3,886
                                250           75                                                               22

      453        1,265        4,585          373       4,858         193          615           834         1,303
       30           25                                                                            3
                              3,496           72         190                                    841         2,786
        1        2,612          189                   14,273                                                   21
                                 55            7

                                                                                              1,223         2,799
                    36                         1
        8           21           45           15          20           6            5            10            12
 --------    ---------   ----------    ---------   ---------   ---------    ----------    ---------     ---------
   63,702      351,340      450,340       29,659     180,539      13,270       45,286        69,999       101,387
 --------    ---------   ----------    ---------   ---------   ---------    ----------    ---------     ---------

                                                                                                841
                                                                                                              700

               118,326       58,586        2,256                                  207            32         9,837
       33          209        2,400           24         386           8           16            84            45
                                                                                                               16

        1           65                                                 1            4

       33                       168                       32           2            8                          18
        8           29           52            4          22           2            5             9            12
        1            2            5                        3                        1             1             1
       36           98          100           45          87          26           30            80            83
 --------    ---------   ----------    ---------   ---------   ---------    ---------     ---------     ---------
      112      118,729       61,311        2,329         530          39          271         1,047        10,712
 --------    ---------   ----------    ---------   ---------   ---------    ---------     ---------     ---------
 $ 63,590    $ 232,611    $ 389,029    $  27,330   $ 180,009   $  13,231    $  45,015     $  68,952     $  90,675
 ========    =========   ==========    =========   =========   =========    =========     =========     =========
 $ 62,746    $ 243,392    $ 457,683    $  37,174   $ 279,990   $  13,626    $  46,040     $  77,955     $  98,878
       (1)         (37)         402                                   28         (119)
      420       (3,768)     (32,484)      (6,967)    (46,403)       (170)                    (3,140)       (1,740)

      425       (6,976)     (36,572)      (2,877)    (53,578)       (253)        (906)       (7,013)       (8,298)
                                                                                              1,150         1,835
 --------    ---------   ----------    ---------   ---------   ---------    ----------    ---------     ---------
 $ 63,590    $ 232,611    $ 389,029    $  27,330   $ 180,009   $  13,231    $  45,015     $  68,952     $  90,675
 ========    =========   ==========    =========   =========   =========    =========     =========     =========
    5,845       24,168       42,645        3,360      30,734       1,386        4,698         7,351        11,045
 ========    =========   ==========    =========   =========   =========    =========     =========     =========
 $  10.88    $    9.62    $    9.12    $    8.13   $    5.86   $    9.54    $    9.58     $    9.38     $    8.21
 ========    =========   ==========    =========   =========   =========    =========     =========     =========

 $ 61,210    $ 347,424    $ 453,680    $  31,591   $ 197,587   $  13,324    $  45,572     $  72,870     $  92,713
    1,575        6,933        6,080          371      17,189                                    777         4,836
                                                                                                460         1,288

                       See notes to financial statements.

                                                                Annual Report 52

STATEMENTS OF ASSETS & LIABILITIES continued

October 31, 2008
Numbers in 000s


                                                                   Payden       Payden      Payden
                                                                  Emerging       Value      Market
                                                                   Markets      Leaders     Return
                                                                  Bond Fund      Fund        Fund
                                                                ------------  ----------  ----------
ASSETS:
Investments, at value* .......................................     $   58,656  $  36,105  $  20,747
Affiliated investments, at value** ...........................         10,991        148      2,266
Repurchase agreements, at cost and value .....................
Foreign cash*** ..............................................                                  147
Cash .........................................................
Restricted cash for collateral ...............................            175
Receivable for:
    Interest and dividends ...................................          1,235         69        132
    Paydowns .................................................                                    9
    Investments sold .........................................          6,425
    Fund shares sold .........................................              1          2          3
    Futures ..................................................                                  113
    Swap contracts ...........................................            231
    Forward currency contracts ...............................            156                    82
Receivable from Advisor (Note 3) .............................
Other assets .................................................              5          8         12
                                                                   ----------  ---------  ---------
       Total Assets ..........................................         77,875     36,332     23,511
                                                                   ----------  ---------  ---------
LIABILITIES:
Payable for:
    Bank overdraft ...........................................            422
    Forward currency contracts ...............................             36
    Investments purchased ....................................          3,525
    Fund shares redeemed .....................................            237         56
    Futures ..................................................             15
    Swaps ....................................................            304                    18
Distributions payable ........................................
Accrued expenses:
    Investment advisory fees (Note 3) ........................             48         12          2
    Administration fees (Note 3) .............................             10          5          3
    Trustee fees and expenses ................................              1          1
Other liabilities ............................................             72         38         39
                                                                   ----------  ---------  ---------
       Total Liabilities .....................................          4,670        112         62
                                                                   ----------  ---------  ---------
       NET ASSETS ............................................     $   73,205  $  36,220  $  23,449
                                                                   ==========  =========  =========
NET ASSETS:
Paid in capital ..............................................     $  102,156  $  57,695  $  42,549
Undistributed net investment income (loss) ...................                       379
Undistributed net realized gains (losses) from investments ...        (13,613)   (10,642)   (11,514)
Net unrealized appreciation (depreciation) from:
    Investments ..............................................        (15,441)   (11,212)    (7,643)
    Translation of assets and liabilities in foreign
      currencies .............................................            103                    57
                                                                   ----------  ---------  ---------
       NET ASSETS ............................................     $   73,205  $  36,220  $  23,449
                                                                   ==========  =========  =========
Outstanding shares of beneficial interest (unlimited shares
    authorized, $0.001 par value) ............................          7,389      4,611      3,373
                                                                   ==========  =========  =========
NET ASSET VALUE -- offering and redemption price
    per share in whole dollars ...............................     $     9.91  $    7.85  $    6.95
                                                                   ==========  =========  =========

----------
*   Investments, at cost .....................................     $   74,046  $  47,317  $  23,460
**  Affiliated investments, at cost ..........................         10,991        148      2,266
*** Foreign cash, at cost ....................................                                  172

                       See notes to financial statements.

53 PAYDEN MUTUAL FUNDS

  Payden                Metzler/Payden                                                                                   Payden/
U.S. Growth   Payden      European     Metzler/Payden Metzler/Payden   Payden/Wilshire Payden/Wilshire Payden/Wilshire   Wilshire
  Leaders     Global      Emerging        European     International     Longevity       Longevity       Longevity      Longevity
  Fund      Equity Fund  Markets Fund  Leaders Fund   Real Estate Fund   Fund 2010+      Fund 2020+      Fund 2030+    Fund 2040+
----------- ----------- -------------- -------------- ---------------- --------------- --------------- --------------- ----------
$   78,862  $    4,245  $    165,481     $   2,969      $   2,082           $    453      $   1,068       $     856     $    951
     7,083       5,386                                                           195            646             503          589

                                                 1              2
       123

        47           7           993            17             11                  2              4               2

                    67           834                                               8             21              10            1
         1           2           217             2                                                2               1            1
                   145                                         42

                    83         4,093                           13
                     8            57             6              7                  5              6               6            7
        13          13            46             3              3                  3              1               2            3
----------  ----------  ------------     ---------      ---------           --------      ---------       ---------     --------
    86,129       9,956       171,721         2,998          2,160                666          1,748           1,380        1,552
----------  ----------  ------------     ---------      ---------           --------      ---------       ---------     --------

                     5           995                          117
                   240         1,749                           91
       123          56           998                                               9             21               8            1
        56          39           335                           11

        33

        11           1            25
         2                         5
        80          35           489            38             34                 30             31              31           31
----------  ----------  ------------     ---------      ---------           --------      ---------       ---------     --------
       305         376         4,596            38            253                 39             52              39           32
----------  ----------  ------------     ---------      ---------           --------      ---------       ---------     --------
$   85,824  $    9,580  $    167,125     $   2,960      $   1,907           $    627      $   1,696       $   1,341     $  1,520
==========  ==========  ============     =========      =========           ========      =========       =========     ========
$  135,212  $   14,649  $    385,739     $   5,079      $   5,732           $    855      $   2,348       $   2,030     $  2,445
                    22                                                            26             40              24           12
   (50,374)     (3,822)      (47,312)         (507)        (1,963)                (5)          (234)           (106)         (78)

       986      (1,112)     (173,613)       (1,611)        (1,784)              (249)          (458)           (607)        (859)
                  (157)        2,311            (1)           (78)
----------  ----------  ------------     ---------      ---------           --------      ---------       ---------     --------
$   85,824  $    9,580  $    167,125     $   2,960      $   1,907           $    627      $   1,696       $   1,341     $  1,520
==========  ==========  ============     =========      =========           ========      =========       =========     ========

    13,940       1,710        11,147           318            532                 85            236             198          246
==========  ==========  ============     =========      =========           ========      =========       =========     ========
$     6.16  $     5.60  $      14.99     $    9.32      $    3.58           $   7.34      $    7.18       $    6.76     $   6.19
==========  ==========  ============     =========      =========           ========      =========       =========     ========
$   77,876  $    4,618  $    339,094     $   4,580      $   3,866           $    631      $   1,380       $   1,264     $  1,516
     7,083       5,386                                                           266            792             702          883
                                                 1              2

                       See notes to financial statements.

                                                                Annual Report 54

STATEMENTS OF OPERATIONS

Period ended October 31, 2008
Dollars in 000s

                                                                   Payden Cash   Payden
                                                                     Reserves    Limited     Payden
                                                                      Money     Maturity   Short Bond
                                                                   Market Fund    Fund        Fund
                                                                   -----------  ---------  -----------
INVESTMENT INCOME:
Interest income (Note 2) ........................................  $  29,781    $  5,272   $  14,023
Dividend income .................................................         85
Dividend income from affiliated investment (Note 2) .............                    183         941
Foreign tax withholdings ........................................
                                                                   ---------    --------   ---------
    Investment Income ...........................................     29,866       5,455      14,964
                                                                   ---------    --------   ---------
EXPENSES:
Investment advisory fees (Note 3) ...............................      1,613         377       1,017
Sub-advisory fees (Note 3) ......................................
Administration fees (Note 3) ....................................      1,420         174         476
Distribution fees (Note 3) ......................................
Custodian fees ..................................................         68          18          38
Transfer agent fees .............................................        127          31          61
Shareholder servicing fees ......................................                     74         172
Registration and filing fees ....................................        107          53          69
Trustee fees and expenses .......................................        137          19          49
Printing and mailing costs ......................................        108          14          35
Legal fees ......................................................         46           6          16
Publication expense .............................................         19           8          12
Pricing fees ....................................................          3           8          10
Fund accounting fees ............................................        180          28          66
Insurance .......................................................         93           7          19
Audit fees ......................................................         25          32          32
Other expenses ..................................................         19           2           7
Expenses previously deferred (Note 3) ...........................
                                                                   ---------    --------   ---------
    Gross Expenses ..............................................      3,965         851       2,079
Custodian credits (Note 2) ......................................        (13)         (3)         (2)
Expense subsidy (Note 3) ........................................     (1,340)       (220)       (200)
                                                                   ---------    --------   ---------
    Net Expenses ................................................      2,612         628       1,877
                                                                   ---------    --------   ---------
       Net Investment Income ....................................     27,254       4,827      13,087
                                                                   ---------    --------   ---------
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
    Affiliated investments ......................................
    Investments .................................................         64      (4,643)        659
    Foreign currency transactions ...............................                     13       1,526
    Futures contracts ...........................................                    968       3,373
    Swap contracts ..............................................                     (9)          1
Change in net unrealized appreciation (depreciation) from:
    Affiliated investments ......................................
    Investments .................................................                 (2,167)    (13,947)
    Translation of assets and liabilities in foreign
      currencies ................................................                     38       1,320
    Futures contracts ...........................................                     28        (240)
    Swap contracts ..............................................                    (22)        (11)
                                                                   ---------    --------   ---------
       Net Realized and Unrealized Gains (Losses) ...............         64      (5,794)     (7,319)
                                                                   ---------    --------   ---------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ..................  $  27,318    $   (967)  $   5,768
                                                                   =========    ========   =========

                       See notes to financial statements.

55 PAYDEN MUTUAL FUNDS

                                                     Payden                  Payden
Payden U.S.  Payden                     Payden        High     Payden Tax  California     Payden         Payden
Government    GNMA       Payden Core  Opportunity    Income      Exempt     Municipal   Global Short  Global Fixed
  Fund        Fund        Bond Fund    Bond Fund      Fund      Bond Fund  Income Fund    Bond Fund    Income Fund
----------  ----------   -----------  -----------  ----------  ----------  -----------  ------------  ------------

$  2,456    $   8,890    $   26,673     $  2,179   $  15,648    $    561   $    1,885    $    3,827   $      3,911
                                               2                       9           22
      42          120           207           20         279                                    106            157
--------    ---------    ----------     --------   ---------    --------   ----------    ----------   ------------
   2,498        9,010        26,880        2,201      15,927         570        1,907         3,933          4,068
--------    ---------    ----------     --------   ---------    --------   ----------    ----------   ------------
     180          533         1,482          116         687          46          149           247            284

      83          261           687           53         256          19           61           107            124

      14           32            60           25          16           2            3            36             63
      29           47            66           18          48          14           18            26             34
      13          108            36           14         175           1            1           100             84
      43           47            48           30          50          20            1            41             57
       9           26            78            7          26           2            6            12             13
       6           20            50            6          20           2            4             9             14
       3            9            24            5          12           1            2             4              6
       4            7            26            5          11           3            4             6              6
       5           12            19           14          23           6            8             8             15
      17           40            91           14          39           9           15            20             26
       4            9            45            4          15           1            3             7              6
      23           33            34           34          23          25           25            33             36
       1            4            10            1           4                        1             1              2
                                174
--------    ---------    ----------     --------   ---------    --------   ----------    ----------   ------------
     434        1,188         2,930          346       1,405         151          301           657            770
      (2)          (1)          (13)          (1)         (1)                                    (2)            (4)
     (61)        (200)                       (97)        (52)        (75)         (52)          (79)          (103)
--------    ---------    ----------     --------   ---------    --------   ----------    ----------   ------------
     371          987         2,917          248       1,352          76          249           576            663
--------    ---------    ----------     --------   ---------    --------   ----------    ----------   ------------
   2,127        8,023        23,963        1,953      14,575         494        1,658         3,357          3,405
--------    ---------    ----------     --------   ---------    --------   ----------    ----------   ------------

                                                                                                              (214)
   2,362        5,585           695         (699)     (8,738)       (133)         (42)       (3,859)         2,042
                               (453)          58                                              2,082            483
       1          152           354          (19)        434                                  1,631           (133)
                  278        (2,011)          56      (1,577)                                    36            (21)

                                                                                                              (612)

    (164)      (7,239)      (40,401)      (3,340)    (49,697)       (369)      (1,731)       (5,986)       (10,018)
                                177           25                                              1,273          2,782
                 (23)            34            2                                               (212)           (19)
                                108         (178)        119                                    (45)          (260)
--------    ---------    ----------     --------   ---------    --------   ----------    ----------   ------------
   2,199      (1,247)       (41,497)      (4,095)    (59,459)       (502)      (1,773)       (5,080)        (5,970)
--------    ---------    ----------     --------   ---------    --------   ----------    ----------   ------------
$  4,326    $   6,776    $  (17,534)    $ (2,142)  $ (44,884)   $     (8)  $     (115)   $   (1,723)  $     (2,565)
========    =========    ==========     ========   =========    ========   ==========    ==========   ============

                       See notes to financial statements.

                                                                Annual Report 56

STATEMENTS OF OPERATIONS continued

Period ended October 31, 2008
Dollars in 000s

                                                                      Payden
                                                                     Emerging      Payden     Payden
                                                                      Markets      Value      Market
                                                                       Bond       Leaders     Return
                                                                       Fund         Fund       Fund
                                                                   ------------  ----------  ----------
INVESTMENT INCOME:
Interest income (Note 2) ........................................  $     7,406               $   1,621
Dividend income .................................................                $   1,790         143
Dividend income from affiliated investment (Note 2) .............          136          25          65
Foreign tax withholdings ........................................                       (6)
                                                                   -----------   ---------   ---------
    Investment Income ...........................................        7,542       1,809       1,829
                                                                   -----------   ---------   ---------
EXPENSES:
Investment advisory fees (Note 3) ...............................          515         312         123
Sub-advisory fees (Note 3) ......................................
Administration fees (Note 3) ....................................          148          80          56
Distribution fees (Note 3) ......................................
Custodian fees ..................................................           55          15          19
Transfer agent fees .............................................           29          49          22
Shareholder servicing fees ......................................          103           9           1
Registration and filing fees ....................................           27          26          26
Trustee fees and expenses .......................................           15           9           7
Printing and mailing costs ......................................            7           5           4
Legal fees ......................................................            5           3           2
Publication expense .............................................            5           5           4
Pricing fees ....................................................            7           1           9
Fund accounting fees ............................................           23          17          14
Insurance .......................................................            9           5           3
Audit fees ......................................................           30          23          32
Other expenses ..................................................            2           1           1
Expenses previously deferred (Note 3) ...........................           19
                                                                   -----------   ---------   ---------
    Gross Expenses ..............................................          999         560         323
Custodian credits (Note 2) ......................................           (6)
Expense subsidy (Note 3) ........................................                      (60)        (88)
                                                                   -----------   ---------   ---------
    Net Expenses ................................................          993         500         235
                                                                   -----------   ---------   ---------
       Net Investment Income ....................................        6,549       1,309       1,594
                                                                   -----------   ---------   ---------
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
    Affiliated investments* .....................................
    Investments* ................................................       (6,046)     (5,513)     (1,737)
    Foreign currency transactions ...............................        1,905                     197
    Futures contracts ...........................................         (197)     (5,129)     (7,614)
    Swap contracts ..............................................       (1,732)                    411
Change in net unrealized appreciation (depreciation) from:
    Affiliated investments ......................................
    Investments .................................................      (20,614)    (19,968)     (3,825)
    Translation of assets and liabilities in foreign
      currencies ................................................          138                     118
    Futures contracts ...........................................           22                  (7,939)
    Swap contracts ..............................................       (1,801)                    (27)
                                                                   -----------   ---------   ---------
       Net Realized and Unrealized Gains (Losses) ...............      (28,325)    (30,610)    (20,416)
                                                                   -----------   ---------   ---------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ..................  $   (21,776)  $ (29,301)  $ (18,822)
                                                                   ===========   =========   =========

*     Includes realized gain distribution from investment companies

(1)   Fund commenced operations on March 31, 2008.

                       See notes to financial statements.

57 PAYDEN MUTUAL FUNDS

                         Metzler/
 Payden                   Payden     Metzler/      Metzler/      Payden/    Payden/    Payden/    Payden/
  U.S.        Payden     European     Payden        Payden      Wilshire    Wilshire   Wilshire   Wilshire
 Growth       Global     Emerging    European   International   Longevity  Longevity  Longevity  Longevity
 Leaders      Equity     Markets     Leaders     Real Estate      Fund        Fund       Fund       Fund
  Fund        Fund(1)     Fund        Fund           Fund         2010+      2020+      2030+      2040+
-----------  ---------  -----------  ---------  --------------  ---------  ---------  ---------  ----------
             $     16   $       13               $     4        $    30    $     34     $   20
$    1,190         36       12,926   $    419        163             14          20         33   $      37
       138         66                                                13          26         24          21
        (6)                 (1,941)       (46)       (19)
----------   --------   ----------   --------    -------        -------    --------     ------   ---------
     1,322        118       10,998        373        148             57          80         77          58
----------   --------   ----------   --------    -------        -------    --------     ------   ---------
       776         49        3,698         89         38
                                                                     37          37         37          37
       168          8          635         15          6              2           3          3           3
                                                                      3           5          5           5
        25         13          757         26         14              4           4          4           1
        32          8          263         13         10             19          22         22          22
       127          4        1,169          6
        26         16           71         17         18             14          14         14          14
        17          1           68          2          1
        10                      80          3                        (5)         (5)        (8)         (6)
         6         10           59          2          1
         6          1           13          3          2
         1                       8         12          6              1           1          1
        28          4           41         41         41             40          40         40          40
         6                      37          1
        22         34           30         30         30             20          21         21          21
         2
                               320
----------   --------   ----------   --------    -------        -------    --------     ------   ---------
     1,252        148        7,249        260        167            135         142        139         137
        (1)                     (1)
        (9)       (71)                    (91)      (111)          (122)       (122)      (120)       (120)
----------   --------   ----------   --------    -------        -------    --------     ------   ---------
     1,242         77        7,248        169         56             13          20         19          17
----------   --------   ----------   --------    -------        -------    --------     ------   ---------
        80         41        3,750        204         92             44          60         58          41
----------   --------   ----------   --------    -------        -------    --------     ------   ---------

                                                                    (31)       (116)       (71)        (50)
   (43,018)      (631)     (24,284)               (1,269)            28        (118)       (34)        (28)
                 (230)     (26,049)      (506)      (130)
    (7,276)    (2,946)                    (66)      (396)

                                                                    (89)       (172)      (255)       (338)
   (17,606)      (373)    (291,075)    (4,755)    (2,058)          (240)       (367)      (520)       (656)
                 (157)       2,243         (2)       (78)
                 (739)

----------   --------   ----------   --------    -------        -------    --------     ------   ---------
   (67,900)    (5,076)    (339,165)    (5,329)    (3,931)          (332)       (773)      (880)     (1,072)
----------   --------   ----------   --------    -------        -------    --------     ------   ---------
$  (67,820)  $ (5,035)  $ (335,415)  $ (5,125)   $(3,839)       $  (288)   $   (713)    $ (822)  $  (1,031)
==========   ========   ==========   ========    =======        =======    ========     ======   =========
                                                                     18          21         40          39

                       See notes to financial statements.

                                                                Annual Report 58

STATEMENTS OF CHANGES IN NET ASSETS

For the period ended October 31st
Numbers in 000s


                                                       Payden                     Payden                 Payden
                                          Cash Reserves Money Market Fund Limited Maturity Fund      Short Bond Fund
                                          ------------------------------- ----------------------- ----------------------
                                               2008               2007       2008        2007       2008       2007
                                          ---------------  -------------- ----------- ----------- ---------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss) ......       $       27,254   $      29,101  $    4,827  $    7,754  $  13,087  $   14,443
Net realized gains (losses) on
  investments .....................                   64               4      (3,671)       (854)     5,559        (586)
Change in net unrealized ..........                                                                 (12,878)
  appreciation/(depreciation) .....                                           (2,123)     (2,110)                 1,698
Reimbursement from affiliate for
  investment transactions .........
                                          --------------   -------------  ----------  ----------  ---------  ----------
    Change in Net Assets Resulting
     from Operations ..............               27,318          29,105        (967)      4,790      5,768      15,555
                                          --------------   -------------  ----------  ----------  ---------  ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income .............              (27,254)        (29,101)     (4,561)     (7,651)   (12,111)    (14,569)
Net realized gains from
  investments .....................                                              (35)
Return of capital .................                                             (139)        (65)    (1,065)         (4)
                                          --------------   -------------  ----------  ----------  ---------  ----------
    Change in Net Assets from
     Distributions to
     Shareholders .................              (27,254)        (29,101)     (4,700)     (7,716)   (13,211)    (14,573)
                                          --------------   -------------  ----------  ----------  ---------  ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold ....           32,163,832      19,669,033      71,325     123,693    184,902     109,217
Reinvestment of distributions .....               16,110          23,189       4,590       7,618     12,565      13,792
Cost of fund shares redeemed  .....          (31,728,237)    (19,693,258)   (126,650)   (143,224)  (187,281)   (104,147)
Proceeds from redemption fees
  (Note 3) ........................
                                          --------------   -------------  ----------  ----------  ---------  ----------
    Change in Net Assets from
      Capital Transactions ........              451,705          (1,036)    (50,735)    (11,913)    10,186      18,862
                                          --------------   -------------  ----------  ----------  ---------  ----------
       Total Change in Net
         Assets ...................              451,769          (1,032)    (56,402)    (14,839)     2,743      19,844
NET ASSETS:
Beginning of period ...............              606,397         607,429     149,482     164,321    340,430     320,586
                                          --------------   -------------  ----------  ----------  ---------  ----------
End of period .....................       $    1,058,166   $     606,397  $   93,080  $  149,482  $ 343,173  $  340,430
                                          ==============   =============  ==========  ==========  =========  ==========
Accumulated net investment
  income/(loss) ...................       $          (54)  $         (54) $       (8) $       58  $     (72) $      (62)
                                          ==============   =============  ==========  ==========  =========  ==========
FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of
  period ..........................              606,558         607,594      15,472      16,639     34,214      32,307
                                          --------------   -------------  ----------  ----------  ---------  ----------
Shares sold .......................           32,163,832      19,669,033       7,444      12,623     18,415      11,023
Shares issued in reinvestment of
  distributions ...................               16,110          23,189         484         775      1,258       1,391
Shares redeemed ...................          (31,728,237)    (19,693,258)    (13,352)    (14,565)   (18,637)    (10,507)
                                          --------------   -------------  ----------  ----------  ---------  ----------
Change in shares outstanding ......              451,705          (1,036)     (5,424)     (1,167)     1,036       1,907
                                          --------------   -------------  ----------  ----------  ---------  ----------
Outstanding shares at end of
  period ..........................            1,058,263         606,558      10,048      15,472     35,250      34,214
                                          ==============   =============  ==========  ==========  =========  ==========
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding
  government) .....................                   --              --      45,374      89,767    134,731     119,133
Sale of investments (excluding
  government) .....................                   --              --      69,733      74,346    173,931     109,006
Purchase of government
  securities ......................                   --              --      19,949      66,766    241,676     275,988
Sale of government securities .....                   --              --       9,954      60,239    183,117     240,921

                       See notes to financial statements.

59 PAYDEN MUTUAL FUNDS

        Payden                   Payden                     Payden                    Payden                   Payden
 U.S. Government Fund           GNMA Fund               Core Bond Fund        Opportunity Bond Fund       High Income Fund
-----------------------  -----------------------  --------------------------  ----------------------  ------------------------
   2008        2007         2008        2007        2008          2007         2008         2007       2008          2007
----------  -----------  -----------  ----------  ------------  ------------  ----------  ----------  ----------   -----------
$    2,127  $    2,270   $    8,023   $   7,520   $    23,963   $    39,123   $   1,953   $   3,986   $   14,575   $   19,161
     2,363        (112)       6,015        (149)       (1,415)       (7,161)       (604)     (1,471)      (9,881)       1,776
      (164)        740       (7,262)        188       (40,082)       (5,017)     (3,491)         69      (49,578)      (4,177)
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
     4,326       2,898        6,776       7,559       (17,534)       26,945      (2,142)      2,584      (44,884)      16,760
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
    (2,128)     (2,274)     (10,427)     (7,940)      (24,653)      (39,052)     (1,917)     (4,052)     (14,843)     (19,788)
       (11)                      (9)
                    (1)                                                (187)        (21)         (5)        (707)         (35)
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
    (2,139)     (2,275)     (10,436)     (7,940)      (24,653)      (39,239)     (1,938)     (4,057)     (15,550)     (19,823)
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
    95,012      30,353      139,909      47,449        34,389       165,766      10,705      18,203       88,016      173,819
     2,085       2,252        9,671       7,235        24,406        36,327       1,906       3,871       14,065       17,810
   (91,538)    (19,182)     (76,160)    (33,128)     (315,185)     (398,762)    (36,546)    (79,676)    (116,645)    (196,709)
                                                                                                              24            7
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
     5,559      13,423       73,420      21,556      (256,390)     (196,669)    (23,935)    (57,602)     (14,540)      (5,073)
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
     7,746      14,046       69,760      21,175      (298,577)     (208,963)    (28,015)    (59,075)     (74,974)      (8,136)

    55,844      41,798      162,851     141,676       687,606       896,569      55,345     114,420      254,983      263,119
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
$   63,590  $   55,844   $  232,611   $ 162,851   $   389,029   $   687,606   $  27,330   $  55,345   $  180,009   $  254,983
==========  ==========   ==========   =========   ===========   ===========   =========   =========   ==========   ==========
$       (1) $       (2)  $      (37)  $     (28)  $      (402)  $        --   $      --   $      --   $       --   $       --
==========  ==========   ==========   =========   ===========   ===========   =========   =========   ==========   ==========

     5,286       3,993       16,745      14,534        68,284        87,663       5,982      12,216       31,568       32,321
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
     8,758       2,905       14,218       4,882         3,437        16,437       1,180       1,964       12,510       20,985
       192         215          984         746         2,461         3,609         211         419        1,908        2,181
   (8,391)      (1,827)      (7,779)     (3,417)      (31,537)      (39,425)     (4,013)     (8,617)     (15,252)     (23,919)
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
       559       1,293        7,423       2,211       (25,639)      (19,379)     (2,622)     (6,234)        (834)        (753)
----------  ----------   ----------   ---------   -----------   -----------   ---------   ---------   ----------   ----------
     5,845       5,286       24,168      16,745        42,645        68,284       3,360       5,982       30,734       31,568
==========  ==========   ==========   =========   ===========   ===========   =========   =========   ==========   ==========

        --          --        2,014          --       285,197       705,822      23,988      84,755       33,866      176,401
        --          --           --          --       385,384       647,884      32,863     104,346       74,758      152,855
   140,889      86,322      179,447     165,763     1,479,625     1,838,716     122,355     160,534        1,043          937
   138,907      62,506       65,448      92,863     1,620,374     1,947,259     130,548     188,310        1,030       15,926

                       See notes to financial statements.
                                                                Annual Report 60

STATEMENTS OF CHANGES IN NET ASSETS continued

For the period ended October 31st
Numbers in 000s

                                               Payden                      Payden                                 Payden
                                        Tax Exempt Bond Fund   California Municipal Income Fund        Global Short Bond Fund
                                       ---------------------   --------------------------------     --------------------------
                                          2008        2007           2008            2007              2008            2007
                                       ---------   ---------     ---------        ---------         ---------        ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss) ........  $     494   $     492     $   1,658        $   1,571         $   3,357        $   6,613
Net realized gains (losses) on
  investments .......................       (133)         65           (42)             (48)             (110)          (1,091)
Change in net unrealized
 appreciation/(depreciation) ........       (369)       (181)       (1,731)            (374)           (4,970)            (165)
Reimbursement from affiliate
 for investment transactions ........
                                       ---------   ---------     ---------        ---------         ---------        ---------
   Change in Net Assets
    Resulting from Operations .......         (8)        376          (115)           1,149            (1,723)           5,357
                                       ---------   ---------     ---------        ---------         ---------        ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ...............       (494)       (492)       (1,658)          (1,571)           (3,217)          (6,271)
Net realized gains from
  investments .......................
Return of capital ...................                                                                     (14)             (63)
                                       ---------   ---------     ---------        ---------         ---------        ---------
   Change in Net Assets from
    Distributions to Shareholders ...       (494)       (492)       (1,658)          (1,571)           (3,231)          (6,334)
                                       ---------   ---------     ---------        ---------         ---------        ---------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund  shares sold .....      6,405       1,050         9,432            7,650            32,002           35,086
Reinvestment of distributions .......        483         482         1,603            1,466             3,035            5,965
Cost of fund shares redeemed ........     (7,177)     (3,156)       (9,696)          (6,481)          (80,862)        (101,146)
Proceeds from redemption
 fees (Note 3) ......................
                                       ---------   ---------     ---------        ---------         ---------        ---------
   Change in Net Assets
    from Capital Transactions .......       (289)     (1,624)        1,339            2,635           (45,825)         (60,095)
                                       ---------   ---------     ---------        ---------         ---------        ---------
     Total Change in Net Assets .....       (791)     (1,740)         (434)           2,213           (50,779)         (61,072)
NET ASSETS:
Beginning of period .................     14,022      15,762        45,449           43,236           119,731          180,803
                                       ---------   ---------     ---------        ---------         ---------        ---------
End of period .......................  $  13,231   $  14,022     $  45,015        $  45,449         $  68,952        $ 119,731
                                       =========   =========     =========        =========         =========        =========
Accumulated net investment
  income/(loss) .....................  $      28   $      28     $    (119)       $      --         $      --        $     127
                                       =========   =========     =========        =========         =========        =========
FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning
  of period .........................      1,421       1,584         4,573            4,305            11,889           17,808
                                       ---------   ---------     ---------        ---------         ---------        ---------
Shares sold .........................        654         107           949              772             3,217            3,456
Shares issued in reinvestment
  of distributions ..................         49          49           162              148               308              589
Shares redeemed .....................       (738)       (319)         (986)            (652)           (8,063)          (9,964)
                                       ---------   ---------     ---------        ---------         ---------        ---------
Change in shares outstanding ........        (35)       (163)          125              268            (4,538)          (5,919)
                                       ---------   ---------     ---------        ---------         ---------        ---------
Outstanding shares at end of
  period ............................      1,386       1,421         4,698            4,573             7,351           11,889
                                       =========   =========     =========        =========         =========        =========
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments
 (excluding government) .............      6,611       1,606         7,278           10,868            42,404           55,871
Sale of investments
 (excluding government) .............      7,177       3,088         8,112            7,781            70,831          108,128
Purchase of  government
  securities ........................         99          --         1,254               --            41,862            5,956
Sale of government securities .......        100          --         1,291               --            41,579            3,743


                       See notes to financial statements.

61   PAYDEN MUTUAL FUNDS

         Payden                     Payden                    Payden                    Payden                     Payden
Global Fixed Income Fund  Emerging Markets Bond Fund    Value Leaders Fund        Market Return Fund      U.S. Growth Leaders Fund
------------------------  --------------------------  ---------------------     ----------------------    ------------------------
   2008        2007          2008          2007         2008         2007         2008         2007          2008          2007
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
$   3,405   $   5,062     $   6,549     $   7,201     $   1,309   $   1,512     $   1,594    $  2,916     $        80   $      (6)
    2,157      (2,484)       (6,070)       (3,617)      (10,642)      5,629        (8,743)      2,946         (50,294)     11,247
   (8,127)      1,789       (22,255)        4,836       (19,968)      2,256       (11,673)      1,290         (17,606)     13,287
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
   (2,565)      4,367       (21,776)        8,420       (29,301)      9,397       (18,822)      7,152         (67,820)     24,528
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------

   (5,247)     (3,406)       (6,983)       (6,217)       (1,497)     (1,350)       (1,418)     (2,842)            (80)         (8)
                                                         (2,881)                   (1,600)                     (6,376)
               (3,043)       (1,507)                                                  (54)                       (532)
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
   (5,247)     (6,449)       (8,490)       (6,217)       (4,378)     (1,350)       (3,072)     (2,842)         (6,988)         (8)
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
   34,200      16,820        18,069       140,577        13,020      10,316         1,797       7,430          78,283      48,406
    4,776       5,733         8,163         6,004         4,210       1,296         2,982       2,695           6,836           8
  (35,265)    (84,016)      (80,975)      (59,580)      (30,238)    (14,155)      (23,532)     (8,590)        (55,117)     (8,475)
                                  6             8                                                                   5
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
    3,711     (61,463)      (54,737)       87,009       (13,008)     (2,543)      (18,753)      1,535          30,007      39,939
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
   (4,101)    (63,545)      (85,003)       89,212       (46,687)      5,504       (40,647)      5,845         (44,801)     64,459


   94,776     158,321       158,208        68,996        82,907      77,403        64,096      58,251         130,625      66,166
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
$  90,675   $  94,776     $  73,205     $ 158,208     $  36,220   $  82,907     $  23,449    $ 64,096     $    85,824   $ 130,625
=========   =========     =========     =========     =========   =========     =========    ========     ===========   =========
$      --   $   1,002     $      --     $     882     $     379   $     570     $      --    $     46     $        --   $      --
=========   =========     =========     =========     =========   =========     =========    ========     ===========   =========


   10,649      17,505        11,679         5,267         5,854       6,033         5,231       5,109          11,555       7,429
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
    3,912       1,875         1,390        10,393         1,150         753           177         621           8,462       5,003
      552         643           650           448           339          95           279         226             640           1
   (4,068)     (9,374)       (6,330)       (4,429)       (2,732)     (1,027)       (2,314)       (725)         (6,717)       (878)
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
      396      (6,856)       (4,290)        6,412        (1,243)       (179)       (1,858)        122           2,385       4,126
---------   ---------     ---------     ---------     ---------   ---------     ---------    --------     -----------   ---------
   11,045      10,649         7,389        11,679         4,611       5,854         3,373       5,231          13,940      11,555
=========   =========     =========     =========     =========   =========     =========    ========     ===========   =========


  174,770     183,570        93,019       227,446        62,211      64,969         8,264      33,783         497,315     245,756
  167,797     231,102       152,485       148,687        82,297      59,182        29,934      25,839         484,726     207,608
   95,836     108,288        89,965         1,987            --          --         9,254       2,554              --          --
   96,153     113,876        92,855           992            --          --        12,824          --              --          --

                       See notes to financial statements.

                                                                Annual Report 62

STATEMENTS OF CHANGES IN NET ASSETS continued

For the period ended October 31st
Numbers in 000s

                                                Payden Global             Metzler/Payden                   Metzler/Payden
                                                 Equity Fund      European Emerging Markets Fund        European Leaders Fund
                                                -------------     ------------------------------     ----------------------------
                                                    2008(1)           2008          2007                  2008           2007
                                                -------------      -----------    ----------         -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss) .................  $          41      $     3,750    $    3,587         $         204    $       294
Net realized gains (losses) on investments ...         (3,807)         (50,333)       45,283                  (572)         2,072
Change in net unrealized
 appreciation/(depreciation) .................         (1,269)        (288,832)      106,781                (4,757)         1,943
Reimbursement from affiliate
 for investment transactions .................
                                                -------------      -----------    ----------         -------------    -----------
   Change in Net Assets Resulting
     from Operations .........................         (5,035)        (335,415)      155,651                (5,125)         4,309
                                                -------------      -----------    ----------         -------------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ........................            (34)            (782)       (1,656)                 (132)          (249)
Net realized gains from investments ..........                         (51,974)      (11,217)               (2,116)        (1,321)
Return of capital ............................                                                                 (53)
                                                -------------      -----------    ----------         -------------    -----------
   Change in Net Assets from
    Distributions to Shareholders ............            (34)         (52,756)      (12,873)               (2,301)        (1,570)
                                                -------------      -----------    ----------         -------------    -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold ...............         17,432          187,961       504,404                 2,657          5,677
Reinvestment of distributions ................             34           50,857        12,309                 2,253          1,523
Cost of fund shares redeemed .................         (2,817)        (290,577)     (216,965)              (13,134)        (6,585)
Proceeds from redemption fees (Note 3) .......                             137           235                     2              2
                                                -------------      -----------    ----------         -------------    -----------
   Change in Net Assets from
    Capital Transactions .....................         14,649          (51,622)      299,983                (8,222)           617
                                                -------------      -----------    ----------         -------------    -----------
     Total Change in Net Assets ..............          9,580         (439,793)      442,761               (15,648)         3,356
NET ASSETS:
Beginning of period ..........................             --          606,918       164,157                18,608         15,252
                                                -------------      -----------    ----------         -------------    -----------
End of period ................................  $       9,580      $   167,125    $  606,918         $       2,960    $    18,608
                                                =============      ===========    ==========         =============    ===========
Accumulated net investment income/(loss) .....  $          22      $        --    $   (1,336)        $          --    $        --
                                                =============      ===========    ==========         =============    ===========
FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period ....           --             14,344         5,400                   871            829
                                                -------------      -----------    ----------         -------------    -----------
Shares sold ..................................          2,030            5,342        14,864                   158            299
Shares issued in reinvestment of distributions              3            1,367           382                   127             85
Shares redeemed ..............................           (323)          (9,906)       (6,302)                 (838)          (342)
                                                -------------      -----------    ----------         -------------    -----------
Change in shares outstanding .................          1,710           (3,197)        8,944                  (553)            42
                                                -------------      -----------    ----------         -------------    -----------
Outstanding shares at end of period ..........          1,710           11,147        14,344                   318            871
                                                =============      ===========    ==========         =============    ===========
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding
 government) .................................          8,159          980,311       772,780                 3,563         17,879
Sale of investments (excluding government) ...          4,007        1,096,884       490,019                13,651         18,157
Purchase of government securities ............             --               --            --                    --             --
Sale of government securities ................             --               --            --                    --             --

-----------
(1)   Fund commenced operations on March 31, 2008.

(2)   Fund commenced operations on February 21, 2007.

(3)   Fund commenced operations on June 28, 2007.

                       See notes to financial statements.

63 PAYDEN MUTUAL FUNDS

       Metzler/Payden               Payden/Wilshire            Payden/Wilshire        Payden/Wilshire        Payden/Wilshire
International Real Estate Fund    Logevity Fund 2010+        Logevity Fund 2020+    Logevity Fund 2030+     Logevity Fund 2040+
------------------------------    -------------------      ---------------------  ---------------------     -------------------
  2008         2007(2)              2008    2007(3)         2008     2007(3)        2008     2007(3)           2008     2007(3)
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------
$    92       $    56             $    44   $     6        $    60   $     5       $    58   $     3          $    41   $    (1)
 (1,795)         (210)                 (3)       12           (234)       12          (105)       13              (78)       12
 (2,136)          274                (329)       80           (539)       81          (775)      168             (994)      135
                                                  1                        1
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------
 (3,839)          120                (288)       99           (713)       99          (822)      184           (1,031)      146
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------


   (156)          (11)                (25)                     (25)                    (36)                       (27)
                                      (13)                     (13)                    (14)                       (12)
    (28)
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------
   (184)          (11)                (38)       --            (38)       --           (50)       --              (39)       --
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------


  1,401         6,812                 658     1,876          1,668     1,796           449     2,647              434     2,049
    162            10                  38                       38                      50                         39
 (2,069)         (495)             (1,718)                  (1,154)                 (1,117)                       (78)

-------       -------             -------   -------        -------   -------       -------   -------          -------   -------
   (506)        6,327              (1,022)    1,876            552     1,796          (618)    2,647              395     2,049
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------
 (4,529)        6,436              (1,348)    1,975           (199)    1,895        (1,490)    2,831             (675)    2,195


  6,436            --               1,975        --          1,895        --         2,831        --            2,195        --
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------
$ 1,907       $ 6,436             $   627   $ 1,975        $ 1,696   $ 1,895       $ 1,341   $ 2,831          $ 1,520   $ 2,195
=======       =======             =======   =======        =======   =======       =======   =======          =======   =======
$    --       $    30             $    26   $     6        $    40   $     5       $    24   $     3          $    12   $    (1)
=======       =======             =======   =======        =======   =======       =======   =======          =======   =======


    641            --                 186        --            179        --           266        --              205        --
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------
    189           692                  67       186            182       179            46       266               47       205
     19             1                   4                        3                       5                          4
   (317)          (52)               (172)                    (128)                   (119)                       (10)
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------
   (109)          641                (101)      186             57       179           (68)      266               41       205
-------       -------             -------   -------        -------   -------       -------   -------          -------   -------
    532           641                  85       186            236       179           198       266              246       205
=======       =======             =======   =======        =======   =======       =======   =======          =======   =======


  4,950         7,625                 302     1,690          1,618     1,981           690     2,991              828     2,881
  4,998         2,258                 892       389          1,085       550         1,081       719              386       854
     --            --                 388       750            730       490           268       423               28        --
     --            --                 790       178            683       117           413        88                2        --

                       See notes to financial statements.

                                                                Annual Report 64

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

1.    ORGANIZATION AND RELATED MATTERS

The Payden & Rygel Investment Group (the "P&R Group" or "Paydenfunds" and "Longevity Funds") is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Each of its twenty-two funds (each a "Fund," collectively the "P&R Funds") is a series of the P&R Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes twenty-one of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the P&R Funds, other than the Cash Reserves Money Market and High Income Funds, has been classified as non-diversified.

The Metzler/Payden Investment Group (the "MP Group") is an open-end registered investment company organized as a Delaware business trust on March 22, 2002 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Each of its three funds (each a "Fund," collectively the "MP Funds") is a series of the MP Group. The MP Group commenced operations on December 30, 2002. Each of the MP Funds is able to issue unlimited shares at $0.001 par value, and each has been classified as non-diversified.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the repotted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S., or outside the U.S. for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer's industry.

Fair value pricing may occur when (1) developments occur (a "significant event") that will affect the value of a Fund's holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

65 PAYDEN MUTUAL FUNDS

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA, the two tax exempt funds and the Longevity Funds) may purchase securities that are denominated in foreign currencies. For these Funds, investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund's policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Forward Currency Contracts

The Payden Limited Maturity, Short Bond, Core Bond, Opportunity Bond, High Income, Global Short Bond, Global Fixed Income, Emerging Markets Bond, Market Return, U.S. Growth Leaders, Global Equity, and the MP Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.

These Funds enter into forward contracts to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options Transactions

Option techniques may be utilized by each of the Funds (except the Cash Reserves Money Market Fund and the Longevity Funds) to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by

                                                                Annual Report 66

NOTES TO FINANCIAL STATEMENTS continued

the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds held no options at the end of the period.

Futures Contracts

The Funds (except the Cash Reserves Money Market Fund and the Longevity Funds) may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as requited by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Funds (except the Cash Reserves Money Market Fund) may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Payden Emerging Markets Bond Fund has entered into the following total return swap agreement where the Fund and counterparty have agreed to exchange payments based on a notional principal amount of a specified security. The total return recipient pays a financing charge based on the notional amount in exchange for the total return, which includes interest and principal appreciation or depreciation of the underlying security.

                                         Financing
Security                                  Change        Counterparty
-------------------                      ---------      ------------
Nigeria 0%, 12/4/08                        3.41%        CSFB

The Payden Limited Maturity, Emerging Markets Bond, and Market Return Funds have entered into one or more of the following interest rate swap agreements where the Fund and counterparties have agreed to exchange interest payments based on a notional principal amount.

Fund Pays              Fund Receives           Counterparty
-------------          ----------------        ---------------
5.503%                 3M US Libor             CSFB
3M JIBAR               12.45%                  Deutsche Bank
3M Tablor              4.25%                   JP Morgan
11.12%                 3M JIBAR                Deutsche Bank
9.38%                  3M JIBAR                Citigroup
10.00%                 3M JIBAR                JP Morgan

TBA Sale Commitment

Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is "marked-to-market" daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

67 PAYDEN MUTUAL FUNDS

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AMBAC, FGIC, FSA and MBIA).

The U.S. Treasury Department established a Temporary Guarantee Program from Money Market Funds (the "Program"). Under the Program, the U.S. Treasury will guarantee to investors in participating money market funds that they receive $1.00 for each fund share held by them as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund's net asset value per share falls below $0.995, commonly referred to as "breaking the buck." The Payden Cash Reserves Money Market Fund participated in the initial three month period and has renewed its participation through March 18, 2009.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) Value Leaders, U.S. Growth Leaders, Global Equity and MP Funds, which are declared and paid semi-annually, (ii) the Longevity Funds, which are declared and paid annually, and (iii) the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Funds tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

During the year the Funds adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," as of and during the period ended October 31, 2008, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Line of Credit

The Paydenfunds have entered into a Credit Agreement with Deutsche Bank AG and Mellon Bank NA under which the banks have agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may nor exceed $60 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Affiliated Investment

Each of the Paydenfunds (except the Cash Reserves Money Market, Tax Exempt Bond and California Municipal Income Funds) and the Longevity Funds invests in other Funds of the P&R Group (an "affiliated Fund"). The income and both realized and unrealized gains and losses earned by each Fund from the affiliated Funds for the period is disclosed in the statements of operations. The table below details the transactions of each Fund in affiliated Funds.

                                                                Annual Report 68

NOTES TO FINANCIAL STATEMENTS CONTINUED

                                        Market Value                                                        Market Value
Fund                                  October 31, 2007       Purchases           Sales        Dividends   October 31, 2008
----------------------------------    ----------------   ----------------   ---------------   ---------   ----------------
Investments in Cash Reserves Money
Market Fund
Limited Maturity .................    $        883,210   $  1,577,342,124   $ 1,570,257,433   $ 182,982   $      7,967,901
Short Bond .......................          10,167,260     10,375,629,918    10,364,403,352     941,324         21,393,826
U.S. Government ..................             423,425        399,170,507       398,019,008      42,172          1,574,924
GNMA .............................           6,466,602      1,193,975,596     1,193,508,970     119,879          6,933,228
Core Bond ........................          10,905,813      1,933,845,827     1,938,671,446     207,334          6,080,194
Opportunity Bond .................                  --        161,482,736       161,112,109      19,602            370,627
High Income ......................           6,529,329      2,632,574,603     2,621,915,204     279,080         17,188,727
Global Short Bond ................           7,100,170      1,000,071,163     1,006,394,051     106,415            777,282
Global Fixed Income ..............           4,976,724        654,156,392       658,124,622      80,290          1,008,495
Emerging Markets Bond ............           5,662,561      1,404,855,076     1,399,526,507     136,526         10,991,131
Value Leaders ....................           1,250,027        231,738,439       232,840,462      24,405            148,004
Market Return ....................             763,724        609,790,096       608,287,496      65,436          2,266,324
U.S Growth Leaders ...............           3,719,220      1,192,656,471     1,189,292,827     138,060          7,082,865
Global Equity ....................                  --        856,573,007       851,187,173      66,390          5,385,833
Longevity Fund 2010+ .............              10,355          5,053,630         5,061,519         737              2,465
Longevity Fund 2020+ .............               1,514          9,201,875         9,195,804       1,016              7,584
Longevity Fund 2030+ .............              47,103          8,182,166         8,218,538       1,103             10,731
Longevity Fund 2040+ .............              29,178          9,819,168         9,839,562       1,045              8,784

Investments in GNMA Fund
Longevity Fund 2010+ .............    $         76,316   $         21,720   $        51,033   $   3,131   $         46,939
Longevity Fund 2020+ .............             120,345            136,635            80,784       8,289            173,423
Longevity Fund 2030+ .............             135,812             26,542            62,568       5,954             99,115
Longevity Fund 2040+ .............              63,359             27,332            10,402       3,611             79,106

Investments in Core Bond Fund
Longevity Fund 2010+ .............    $             --   $         33,812   $        17,971   $     898   $         14,033
Longevity Fund 2020+ .............              36,939             64,551            38,599       2,981             56,093
Longevity Fund 2030+ .............              54,194             37,762            42,398       2,946             44,347
Longevity Fund 2040+ .............              42,132             20,300            33,137       2,465             25,213

Investments in High Income Fund
Global Fixed Income ..............    $      4,058,474   $      3,827,466   $     4,002,963   $  76,835   $      3,057,307

Investments in Global Fixed
Income Fund
Longevity Fund 2010+ .............    $        143,419   $          7,696   $       114,234   $   4,173   $         32,273
Longevity Fund 2020+ .............             102,089             83,495           100,458       5,937             76,657
Longevity Fund 2030+ .............             108,930             15,965            74,539       4,181             45,272
Longevity Fund 2040+ .............              31,757             27,989            21,273       2,597             34,736

Investments in Value Leaders Fund
Longevity Fund 2010+ .............    $        246,127   $         39,127   $       172,556   $   3,425   $         42,248
Longevity Fund 2020+ .............             275,634            287,546           242,841       7,046            161,213
Longevity Fund 2030+ .............             431,834            113,955           243,678       7,772            127,674
Longevity Fund 2040+ .............             419,529            117,767           114,652       9,727            207,912

Investments in U.S. Growth
Leaders Fund
Longevity Fund 2010+ .............    $        180,967   $         39,829   $       105,513   $     627   $         57,953
Longevity Fund 2020+ .............             215,033            216,091           132,615         822            170,053
Longevity Fund 2030+ .............             401,785            103,254           156,172       1,600            176,056
Longevity Fund 2040+ .............             356,992            103,431            31,382       1,460            233,370

69 PAYDEN MUTUAL FUNDS

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate, and are disclosed in the statements of operations.

Redemption Fee

The High Income, Emerging Markets Bond, Value Leaders, Market Return, U.S. Growth Leaders, Global Equity and the MP Funds employ a redemption fee on shareholders payable to the Funds and equal to 2% of the value of shares redeemed if the shares are held less than thirty days.

The fees for the period are added to paid in capital and are disclosed in the statements of changes in net assets.

Other

Shared expenses incurred by the Funds are allocated on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. RELATED PARTY TRANSACTIONS

Payden & Rygel and Metzler/Payden (the "Advisers") provide investment advisory services to the Funds. Under the terms of the investment advisory agreement, each is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

                                                         Adviser Fees Based on Assets
                                                    ---------------------------------------             Current     3 Year
                                                    Between   Between    Between                       Voluntary   Deferred
                                                    0 -- 500  0.5 -- 1   1 -- 2      Over 2  Expense    Expense    Expense
                                                     Million   Billion   Billion    Billion  Guarantee  Limit*     Subsidy
                                                    --------  --------  ---------   -------  --------- ---------  ----------
Payden Cash Reserves Money Market ................    0.15%     0.15%       0.15%    0.15%     0.50%      0.25%   $2,985,040
Payden Limited Maturity ..........................    0.28%     0.28%       0.25%    0.25%     0.60%      0.50%      680,329
Payden Short Bond ................................    0.28%     0.28%       0.25%    0.25%     0.60%      0.53%      527,198
Payden U.S. Government ...........................    0.28%     0.28%       0.25%    0.25%     0.60%       n/a       231,910
Payden GNMA ......................................    0.27%     0.27%       0.27%    0.27%     0.50%       n/a       316,103
Payden Core Bond .................................    0.28%     0.28%       0.25%    0.25%     0.60%       n/a       363,886
Payden Opportunity Bond ..........................    0.28%     0.28%       0.25%    0.25%     0.60%       n/a       120,909
Payden High Income ...............................    0.35%     0.35%       0.35%    0.35%     0.75%       n/a        56,954
Payden Tax Exempt Bond ...........................    0.32%     0.28%       0.25%    0.25%     0.60%      0.55%      225,101
Payden California Municipal Income ...............    0.32%     0.32%       0.25%    0.25%     0.80%      0.55%      180,539
Payden Global Short Bond .........................    0.30%     0.30%       0.30%    0.25%     0.70%       n/a       171,035
Payden Global Fixed Income .......................    0.30%     0.30%       0.30%    0.25%     0.70%       n/a       122,740
Payden Emerging Markets Bond .....................    0.45%     0.45%       0.45%    0.45%     1.25%      0.90%        2,424
Payden Value Leaders .............................    0.50%     0.50%       0.50%    0.30%     0.80%       n/a       118,470
Payden Market Return .............................    0.28%     0.28%       0.25%    0.25%     0.60%       n/a       315,776
Payden U.S. Growth Leaders .......................    0.60%     0.60%       0.50%    0.50%     1.00%       n/a        43,380
Payden Global Equity .............................    0.95%     0.95%       0.95%    0.95%     1.50%       n/a        70,619
Metzler/Payden European Emerging Markets .........    0.75%     0.75%       0.75%    0.75%     1.50%       n/a       203,831
Metzler/Payden European Leaders ..................    0.75%     0.75%       0.75%    0.75%     1.50%       n/a       321,119
Metzler/Payden International Real Estate .........    0.85%     0.85%       0.85%    0.85%     1.25%       n/a       218,799
Payden/Wilshire Longevity Fund 2010+ .............                      See below              1.40%       n/a       196,636
Payden/Wilshire Longevity Fund 2020+ .............                      See below              1.40%       n/a       197,259
Payden/Wilshire Longevity Fund 2030+ .............                      See below              1.40%       n/a       198,273
Payden/Wilshire Longevity Fund 2040+ .............                      See below              1.40%       n/a       196,394

* Limit effective February 28, 2008

                                                                Annual Report 70

NOTES TO FINANCIAL STATEMENTS CONTINUED

Payden & Rygel (the "Adviser") provides investment advisory services to the Longevity Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate of 0.10% for the passive fixed income assets over which it has day-to-day investment management responsibility.

Wilshire Associates (the "Sub-adviser") provides day-to-day investment management to the Longevity Funds including asset allocation through its investment programs. Under the terms of the investment sub-advisory agreement, Wilshire Associates is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate of 0.15%, subject to a combined annual minimum fee of $150,000.

The Advisers agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes); will not exceed the percentages indicated above ("expense guarantee") of that Fund's average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds' total expenses, including advisory fees, to the percentages indicated above of that Fund's average daily net assets on an annualized basis through February 27, 2009 (exclusive of interest and taxes). For the Longevity Funds the Adviser has agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including indirect fees and expenses of each underlying fund or ETF, but exclusive of interest and taxes, will not exceed the expense guarantee of that Fund's average daily net assets on an annualized basis.

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is nor considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.12% through June 17, 2008 and 0.15% thereafter.

Under a distribution agreement with the Paydenfunds and MP Funds, Payden & Rygel Distributors is not entitled to receive any fees from the Funds. The Longevity Funds have adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Funds, at an annualized rate of 0.25%.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

4. PENDING LITIGATION

In December 2007, the Payden High Income Fund and Payden Opportunity Bond Fund (collectively, the "Funds") were served in a suit brought by the Adelphia Recovery Trust alleging wrong-doing by various defendants in connection with syndicated loans made to the Adelphia Communications Corporation and its affiliates. The defendants included, among others, the Syndicate Lenders, which were the banks who made the original loans, as well as the Assignees, which were entities, including the Funds, that purchased portions of the Adelphia bank debt after the original issue date pursuant to assignment agreements. The Assignees moved to dismiss the action in its entirety, which the judge presiding over the matter granted, and on December 8, 2008, a judgment to that effect was entered. The Adelphia Recovery Trust may appeal the decision.

5. FUND TERMINATION

On December 16, 2008 the Board of Trustees voted to close the Payden Opportunity Bond and Payden Market Return Funds. On January 30, 2009 the Funds will close and assets will transfer to other Paydenfunds or be distributed in cash.

6. ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently

71 PAYDEN MUTUAL FUNDS
evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures. As of October 31, 2008 the Funds do not believe that the adoption of SFAS 157 will impact the amounts reported in the financial statements; however, additional disclosure will be required about the inputs used in valuation of financial securities.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

During September, 2008 FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("Amendment") was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a Fund's credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds' financial statement disclosures.

7. FEDERAL INCOME TAXES (AMOUNTS IN 000S)

For federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2008: Cash Reserves Money Market ($64), Short Bond ($7,572), U.S. Government ($1,922), GNMA ($2,789), Global Short Bond ($1,153),
and Global Fixed Income ($2,915).

                                                                            Capital Loss Carryforwards
                                                 --------------------------------------------------------------------------------
                                                 Expires  Expires  Expires  Expires  Expires  Expires  Expires  Expires
                                                  2009      2010     2011     2012     2013    2014     2015      2016     Total
                                                 -------  -------  -------  -------  -------  -------  -------  --------  ------
Payden Cash Reserves Money Market .............               100                                                            100
Payden Limited Maturity .......................               201      781    1,129    1,482      411      840    3,358    8,202
Payden Short Bond .............................                                                   859      560             1,419
Payden U.S. Government ........................                                                                               --
Payden GNMA ...................................                                 782      422    2,514      740             4,458
Payden Core Bond ..............................                                        5,915   15,150    8,632     2,226  31,923
Payden Opportunity Bond .......................                                        2,085    2,646    1,618       568   6,917
Payden High Income ............................   22,405   10,944                               2,604             10,129  46,082
Payden Tax Exempt Bond ........................                                                    37                133     170
Payden California Municipal Income ............                                                    28       49        42     119
Payden Global Short Bond ......................                                          254    1,019      644             1,917
Payden Global Fixed Income ....................                                                                               --
Payden Emerging Markets Bond ..................                               3,956                       3,325    5,375  12,656
Payden Value Leaders ..........................                                                                   10,349  10,349
Payden Market Return ..........................                                                                   16,340  16,340
Payden U.S. Growth Leaders ....................                                                                   34,059  34,059
Payden Global Equity ..........................                                                                    4,197   4,197
Metzler/Payden European Emerging Markets ......                                                                               --

                                                                Annual Report 72

NOTES TO FINANCIAL STATEMENTS CONTINUED

                                                                          Capital Loss Carryforwards
                                          ---------------------------------------------------------------------------------------
                                          Expires   Expires   Expires   Expires   Expires   Expires   Expires   Expires
                                            2009      2010      2011      2012      2013      2014      2015      2016     Total
                                          -------   -------   -------   -------   -------   -------   -------   -------   ------
Metzler/Payden European Leaders .......                                                                             377       377
Metzler/Payden International Real Estate                                                                  186     1,848     2,034
Payden/Wilshire Longevity Fund 2010+                                                                                           --
Payden/Wilshire Longevity Fund 2020+                                                                                 17        17
Payden/Wilshire Longevity Fund 2030+                                                                                 80        80
Payden/Wilshire Longevity Fund 2040+                                                                                 68        68

The tax character of distributions paid during the fiscal years ended October 31st is as follows:

                                                                    2007                                   2008
                                                   --------------------------------------  --------------------------------------
                                                    Tax -            Long Term              Tax -            Long Term
                                                   Exempt  Ordinary   Capital   Return of  Exempt  Ordinary   Capital   Return of
                                                   Income   Income     Gains     Capital   Income   Income     Gains     Capital
                                                   ------  --------  ---------  ---------  ------  --------  ---------  ---------
Payden Cash Reserves Money Market ...............            29,299                                  27,059
Payden Limited Maturity .........................             7,707                    65             4,703                   139
Payden Short Bond ...............................            14,577                     4            13,202                 1,065
Payden U.S. Government ..........................             2,275                     1             2,138          3
Payden GNMA .....................................             7,936                                  10,431
Payden Core Bond ................................            39,239                   187            24,653
Payden Opportunity Bond .........................             4,058                     5             1,938                    21
Payden High Income ..............................            19,823                    35            15,549                   707
Payden Tax Exempt Bond ..........................     491         1                           493         1
Payden California Municipal Income ..............   1,567         3                         1,655         7
Payden Global Short Bond ........................             6,334                    63             3,231                    14
Payden Global Fixed Income ......................             6,449                 3,043             4,598        649
Payden Emerging Markets Bond ....................             6,219                                   8,490                 1,507
Payden Value Leaders ............................             1,350                                   1,738      2,639
Payden Market Return ............................             2,842                                   1,472      1,600         54
Payden U.S. Growth Leaders ......................                 8                                     919      6,048        532
Payden Global Equity ............................                                                        34
Metzler/Payden European .........................
Emerging Markets ................................            12,151        723                       45,485      7,270
Metzler/Payden European Leaders .................             1,353        217                        1,832        468         53
Metzler/Payden International Real Estate                         11                                     122                    28
Payden/Wilshire Longevity Fund 2010+                                                                     38
Payden/Wilshire Longevity Fund 2020+                                                                     38
Payden/Wilshire Longevity Fund 2030+                                                                     50
Payden/Wilshire Longevity Fund 2040+                                                                     39

73 PAYDEN MUTUAL FUNDS

At October 31, 2008, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

                                                 Cost of
                                               Investments       Gross            Gross        Net Unrealized
                                                 Federal       Unrealized       Unrealized      Appreciation
                                                Income Tax    Appreciation     Depreciation    (Depreciation)
                                                 Purposes    on Investments   on Investments   on Investments
                                               -----------   --------------   --------------   --------------
Payden Cash Reserves Money Market ..........    1,028,327
Payden Limited Maturity ....................       97,354           313            4,580           (4,267)
Payden Short Bond ..........................      352,639         1,540           15,602          (14,062)
Payden U.S. Government .....................       62,785           729              304              425
Payden GNMA ................................      353,711           203            6,533           (6,330)
Payden Core Bond ...........................      460,298           785           37,929          (37,144)
Payden Opportunity Bond ....................       32,011            43            2,971           (2,928)
Payden High Income .........................      215,097                         53,899          (53,899)
Payden Tax Exempt Bond .....................       13,324           111              364             (253)
Payden California Municipal Income .........       45,572           527            1,433             (906)
Payden Global Short Bond ...................       73,647            64            7,077           (7,013)
Payden Global Fixed Income .................       97,882         1,951           10,574           (8,623)
Payden Emerging Markets Bond ...............       85,928           279           16,560          (16,281)
Payden Value Leaders .......................       47,758           168           11,673          (11,505)
Payden Market Return .......................       25,726             4            2,717           (2,713)
Payden U.S. Growth Leaders .................      101,274         3,295           18,624          (15,329)
Payden Global Equity .......................       10,006             5              380             (375)
Metzler/Payden European Emerging Markets ...      396,627                        231,146         (231,146)
Metzler/Payden European Leaders ............        4,710            17            1,758           (1,741)
Metzler/Payden International Real Estate ...        3,874                          1,792           (1,792)
Payden/Wilshire Longevity Fund 2010+ .......          902                            254             (254)
Payden/Wilshire Longevity Fund 2020+ .......        2,389                            675             (675)
Payden/Wilshire Longevity Fund 2030+ .......        1,992                            633             (633)
Payden/Wilshire Longevity Fund 2040+ .......        2,409                            869             (869)

At October 31, 2008 the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

                                                       Undistributed
                                        Undistributed    Realized                                                      Total
                                         Ordinary and    Long Term                                 Net Unrealized  Distributable
                                          Tax Exempt      Capital      Capital Loss  Distributions  Appreciation      Earnings
                                            Income         Gains      Carryforwards    Payable     (Depreciation)    (Deficit)
                                        -------------  -------------  -------------  ------------  --------------  -------------
Payden Cash Reserves Money Market ....        593                          (100)         (647)                           (154)
Payden Limited Maturity ..............          8                        (8,202)           (8)         (4,322)        (12,524)
Payden Short Bond ....................         72                        (1,419)          (72)        (14,149)        (15,568)
Payden U.S. Government ...............          1           420                            (1)            424             844
Payden GNMA ..........................         94                        (4,458)          (65)         (6,352)        (10,781)
Payden Core Bond .....................        402                       (31,923)                      (37,133)        (68,654)
Payden Opportunity Bond ..............                                   (6,917)                       (2,927)         (9,844)
Payden High Income ...................                                  (46,082)                      (53,899)        (99,981)
Payden Tax Exempt Bond ...............         30                          (170)           (1)           (254)           (395)
Payden California Municipal Income ...          8                          (119)           (4)           (910)         (1,025)
Payden Global Short Bond..............                                    1,917)                       (7,086)         (9,003)

                                                                Annual Report 74

NOTES TO FINANCIAL STATEMENTS CONTINUED

                                                         Undistributed
                                          Undistributed     Realized                                  Net Unrealized
                                           Ordinary and    Long Term                                   Appreciation       Total
                                            Tax Exempt      Capital      Capital Loss  Distributions    Depreciation   Distributable
                                              Income         Gains      Carryforwards     Payable     on Investments     Earnings
                                          -------------  -------------  -------------  ------------   --------------  -------------
Payden Global Fixed Income .............                        628                                        (8,831)         (8,203)
Payden Emerging Markets Bond ...........                                   (12,656)                       (16,295)        (28,951)
Payden Value Leaders ...................         379                       (10,349)                       (11,505)        (21,475)
Payden Market Return ...................                                   (16,340)                        (2,760)        (19,100)
Payden U.S. Growth Leaders .............                                   (34,059)                       (15,329)        (49,388)
Payden Global Equity ...................          22                        (4,197)                          (894)         (5,069)
Metzler/Payden European
Emerging Markets .......................                     12,399                                      (231,013)       (218,614)
Metzler/Payden European Leaders ........                                      (377)                        (1,742)         (2,119)
Metzler/Payden International
Real Estate ............................                                    (2,034)                        (1,791)         (3,825)
Payden/Wilshire Longevity Fund 2010+ ...          26                                                         (254)           (228)
Payden/Wilshire Longevity Fund 2020+ ...          40                           (17)                          (675)           (652)
Payden/Wilshire Longevity Fund 2030+ ...          24                           (80)                          (633)           (689)
Payden/Wilshire Longevity Fund 2040+ ...          12                           (68)                          (869)           (925)

8. EXEMPT INTEREST INCOME DESIGNATION-UNAUDITED

   (AMOUNTS IN 000S)

                                               Exempt   Exempt Interest
                                              Interest     Dividends
                                             Dividends     Per Share
                                             ---------  ---------------
Tax Exempt Bond ..........................   $   493       $ 0.34
California  Municipal Income .............     1,655         0.35

9. QUALIFIED INTEREST INCOME-UNAUDITED

The Payden Core Bond Fund designated 97.72% of the ordinary income distribution as qualified interest income under the Jobs Creation Act of 2004.

75 PAYDEN MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

For the share outstanding for the periods ended October 31st

                                                                          Payden Cash Reserves Money Market Fund
                                                              -----------------------------------------------------------
                                                                 2008          2007         2006        2005       2004
                                                              ----------    -----------   ---------   --------   --------
Net asset value -- beginning of period ....................   $     1.00    $      1.00   $    1.00   $   1.00   $   1.00
                                                              ----------    -----------   ---------   --------   --------

Income (loss) from investment activities:
   Net investment income ..................................         0.03           0.05        0.05       0.03       0.01
   Net realized and unrealized gains (losses) .............         0.00(1)
                                                              ----------    -----------   ---------   --------   --------
     Total from investment activities .....................         0.03           0.05        0.05       0.03       0.01
                                                              ----------    -----------   ---------   --------   --------

Distributions to shareholders:
   From net investment income .............................        (0.03)         (0.05)      (0.05)     (0.03)     (0.01)
   From net realized gains ................................
                                                              ----------    -----------   ---------   --------   --------
     Total distributions to shareholders ..................        (0.03)         (0.05)      (0.05)     (0.03)     (0.01)
                                                              ----------    -----------   ---------   --------   --------
Net asset value -- end of period ..........................   $     1.00    $      1.00   $    1.00   $   1.00   $   1.00
                                                              ==========    ===========   =========   ========   ========
     Total return .........................................         2.76%          5.16%       4.64%      2.64%      0.99%
                                                              ==========    ===========   =========   ========   ========

Ratios/supplemental data:
   Net assets, end of period (000s) .......................   $1,058,166    $   606,397   $ 607,429   $346,878   $348,170
Ratio of gross expense to average net assets ..............         0.37%          0.36%       0.35%      0.32%      0.32%
Ratio of net expense to average net assets ................         0.24%          0.20%       0.20%      0.20%      0.20%
   Ratio of investment income less gross expenses
     to average net assets ................................         2.40%          4.88%       4.48%      2.51%      0.89%
   Ratio of net investment income to average
     net assets ...........................................         2.53%          5.04%       4.63%      2.63%      1.01%
   Portfolio turnover rate ................................          n/a            n/a         n/a        n/a        n/a

--------------
The Fund commenced operations on December 17, 1997.

                                                                              Payden Limited Maturity Fund
                                                              ----------------------------------------------------------
                                                                 2008          2007         2006        2005       2004
                                                              ----------   -----------    ---------   --------   --------
Net asset value -- beginning of period ....................   $     9.66   $      9.88    $    9.86   $   9.92   $   9.96
                                                              ----------   -----------    ---------   --------   --------
Income (loss) from investment activities:
   Net investment income ..................................         0.33          0.49         0.42       0.25       0.15
   Net realized and unrealized gains (losses) .............        (0.41)        (0.22)        0.01      (0.04)     (0.03)
                                                              ----------   -----------    ---------   --------   --------
     Total from investment activities .....................        (0.08)         0.27         0.43       0.21       0.12
                                                              ----------   -----------    ---------   --------   --------

Distributions to shareholders:
   From net investment income .............................        (0.31)        (0.49)       (0.40)     (0.27)     (0.16)
   From net realized gains ................................
   Return of capital ......................................        (0.01)        (0.00)(1)    (0.01)
                                                              ----------   -----------    ---------   --------   --------
     Total distributions to shareholders ..................        (0.32)        (0.49)       (0.41)     (0.27)     (0.16)
                                                              ----------   -----------    ---------   --------   --------
Net asset value -- end of period ..........................   $     9.26   $      9.66    $     9.88  $    9.86  $   9.92
                                                              ==========   ===========    ==========  =========  ========
     Total return .........................................        (0.85)%        2.76%         4.41%      2.10%     1.19%
                                                              ==========   ===========    ==========  =========  ========

Ratios/supplemental data:
   Net assets, end of period (000s) .......................   $   93,080   $   149,482    $ 164,321   $294,214   $357,678
   Ratio of gross expense to average net assets ...........         0.63%         0.55%        0.51%      0.46%      0.46%
   Ratio of net expense to average net assets .............         0.47%         0.41%        0.40%      0.40%      0.40%
   Ratio of investment income less gross
     expenses to average net assets ... ...................         3.43%         4.86%        4.05%      2.44%      1.36%
   Ratio of net investment income to average net assets ...         3.59%         5.00%        4.16%      2.50%      1.42%
   Portfolio turnover rate ................................           73%          100%          63%        99%        84%

------------
The Fund commenced operations on May 1, 1994.

(1)  Amount is less than $0.005

                       See notes to financial statements.

                                                                Annual Report 76

FINANCIAL HIGHLIGHTS continued

For the share outstanding for the periods ended October 31st

                                                                                  Payden Short Bond Fund
                                                              --------------------------------------------------------------
                                                                  2008          2007          2006        2005        2004
                                                              ----------    -----------    ---------    --------    --------
Net asset value -- beginning of period ....................   $     9.95    $      9.92    $    9.91    $  10.21    $  10.31
                                                              ----------    -----------    ---------    --------    --------

Income (loss) from investment activities:
   Net investment income ..................................         0.36           0.45         0.41        0.33        0.21
   Net realized and unrealized gains (losses) .............        (0.21)          0.03         0.01       (0.29)      (0.02)
                                                              ----------    -----------    ---------    --------    --------
     Total from investment activities .....................         0.15           0.48         0.42        0.04        0.19
                                                              ----------    -----------    ---------    --------    --------

Distributions to shareholders:
   From net investment income .............................        (0.33)         (0.45)       (0.41)      (0.34)      (0.21)
   From net realized gains ................................        (0.00)(1)                                           (0.08)
   Return of capital ......................................        (0.03)         (0.00)(1)    (0.00)(1)
                                                              ----------    -----------    ---------    --------    --------
     Total distributions to shareholders ..................        (0.36)         (0.45)       (0.41)      (0.34)      (0.29)
                                                              ----------    -----------    ---------    --------    --------
Net asset value -- end of period ..........................   $     9.74    $      9.95    $    9.92    $   9.91    $  10.21
                                                              ==========    ===========    =========    ========    ========
     Total return .........................................         1.52%          4.94%        4.37%       0.41%       1.88%
                                                              ==========    ===========    =========    ========    ========

Ratios/supplemental data:
   Net assets, end of period (000s) .......................   $  343,173    $   340,430    $ 320,592    $360,105    $348,264
   Ratio of gross expense to average net assets ...........         0.57%          0.52%        0.50%       0.45%       0.46%
   Ratio of net expense to average net assets .............         0.52%          0.47%        0.45%       0.45%       0.45%
   Ratio of investment income less gross expenses to
     average net assets ...................................         3.55%          4.44%        4.13%       3.27%       2.01%
   Ratio of net investment income to average net assets ...         3.60%          4.49%        4.18%       3.27%       2.02%
   Portfolio turnover rate ................................          116%           110%          91%        121%        175%

----------------

The Fund commenced operations on January 1, 1994.

                                                                                Payden U.S. Government Fund
                                                              --------------------------------------------------------------
                                                                 2008           2007         2006         2005       2004
                                                              ----------     ---------     --------     --------    --------
Net asset value -- beginning of period ...................    $    10.56     $   10.47     $  10.45     $  10.78    $  11.06
                                                              ----------     ---------     --------     --------    --------

Income (loss) from investment activities:
   Net investment income .................................          0.36          0.45         0.40         0.31        0.27
   Net realized and unrealized gains (losses) ............          0.32          0.09         0.03        (0.31)      (0.02)
                                                              ----------     ---------     --------     --------    --------
     Total from investment activities ....................          0.68          0.54         0.43         0.00        0.25
                                                              ----------     ---------     --------     --------    --------

Distributions to shareholders:
   From net investment income ............................         (0.36)        (0.45)       (0.41)       (0.33)      (0.27)
   From net realized gains ...............................         (0.00)(1)                                           (0.26)
   Return of capital .....................................                       (0.00)(1)    (0.00)(1)
                                                              ----------     ---------     --------     --------    --------
     Total distributions to shareholders .................         (0.36)        (0.45)       (0.41)       (0.33)      (0.53)
                                                              ----------     ---------     --------     --------    --------
Net asset value -- end of period .........................    $    10.88     $   10.56     $  10.47     $  10.45    $  10.78
                                                              ----------     ---------     --------     --------    --------
     Total return ........................................          6.54%         5.29%        4.21%        0.04%       2.42%
                                                              ==========     =========     ========     ========    ========

Ratios/supplemental data:
   Net assets, end of period (000s) ......................    $   63,590     $  55,844     $ 41,798     $ 55,045    $ 53,608
   Ratio of gross expense to average net assets ..........          0.67%         0.70%        0.65%        0.57%       0.57%
   Ratio of net expense to average net assets ............          0.58%         0.52%        0.48%        0.45%       0.45%
   Ratio of investment income less gross expenses
     to average net assets ...............................          3.23%         4.13%        3.68%        2.86%       2.31%
   Ratio of net investment income to average net assets ..          3.32%         4.31%        3.85%        2.98%       2.43%
   Portfolio turnover rate ...............................           224%          117%         132%         145%         70%

----------

The Fund commenced operations on January 1, 1995.

                       See notes to financial statements.

77 PAYDEN MUTUAL FUNDS

                                                                                    Payden GNMA Fund
                                                             -------------------------------------------------------------
                                                                2008         2007         2006        2005         2004
                                                             ---------     ---------    ---------   ---------    ---------
Net asset value -- beginning of period ...................   $    9.73     $    9.75    $    9.78   $   10.10    $   10.22
                                                             ---------     ---------    ---------   ---------    ---------

Income (loss) from investment activities:
   Net investment income .................................        0.42          0.48         0.43        0.31         0.41
   Net realized and unrealized gains (losses) ............       (0.01)         0.00(1)      0.05       (0.11)        0.07
                                                             ---------     ---------    ---------   ---------    ---------
Total from investment activities .........................        0.41          0.48         0.48        0.20         0.48
                                                             ---------     ---------    ---------   ---------    ---------

Distributions to shareholders:
   From net investment income ............................       (0.52)        (0.50)       (0.51)      (0.52)       (0.60)
   From net realized gains ...............................        0.00(1)
                                                             ---------     ---------    ---------   ---------    ---------
Total distributions to shareholders ......................       (0.52)        (0.50)       (0.51)      (0.52)       (0.60)
                                                             ---------     ---------    ---------   ---------    ---------
Net asset value -- end of period .........................   $    9.62     $    9.73    $    9.75   $    9.78    $   10.10
                                                             =========     =========    =========   =========    =========
     Total return ........................................        4.29%         4.94%        5.10%       2.03%        4.89%
                                                             =========     =========    =========   =========    =========

Ratios/supplemental data:
   Net assets, end of period (000s) ......................   $ 232,611     $ 162,851    $ 141,676   $ 115,255    $ 115,278
   Ratio of gross expense to average net assets ..........        0.60%         0.54%        0.54%       0.50%        0.52%
   Ratio of net expense to average net assets ............        0.50%         0.50%        0.50%       0.50%        0.50%
   Ratio of investment income less gross expenses to
     average net assets ..................................        3.96%         4.83%        4.24%       3.09%        4.23%
   Ratio of net investment income to average net assets ..        4.06%         4.87%        4.28%       3.09%        4.25%
   Portfolio turnover rate ...............................          22%           40%          11%          6%          32%

----------

The Fund commenced operations on August 27, 1999.

                                                                                  Payden Core Bond Fund
                                                             -------------------------------------------------------------
                                                               2008        2007           2006        2005         2004
                                                             ---------   ---------     ---------    ---------    ---------
Net asset value -- beginning of period ...................   $   10.07   $   10.23     $   10.23    $   10.72    $   10.61
                                                             ---------   ---------     ---------    ---------    ---------

Income (loss) from investment activities:
   Net investment income .................................        0.46        0.50          0.47         0.36         0.40
   Net realized and unrealized gains (losses) ............       (0.93)      (0.16)         0.01        (0.37)        0.17
                                                             ---------   ---------     ---------    ---------    ---------
     Total from investment activities ....................       (0.47)       0.34          0.48        (0.01)        0.57
                                                             ---------   ---------     ---------    ---------    ---------

Distributions to shareholders:
   From net investment income ............................       (0.48)      (0.50)        (0.47)       (0.42)       (0.39)
   From net realized gains ...............................                                              (0.06)       (0.07)
   Return of capital .....................................                   (0.00)(1)     (0.01)
                                                             ---------   ---------     ---------    ---------    ---------
     Total distributions to shareholders .................       (0.48)      (0.50)        (0.48)       (0.48)       (0.46)
                                                             ---------   ---------     ---------    ---------    ---------
Net asset value -- end of period .........................   $    9.12   $   10.07     $   10.23    $   10.23    $   10.72
                                                             =========   =========     =========    =========    =========
     Total return ........................................       (4.97)%      3.44%         4.76%       (0.08)%       5.49%
                                                             =========   =========     =========    =========    =========

Ratios/Supplemental data:
   Net assets, end of period (000s) ......................   $ 389,029   $ 687,606     $ 896,569    $ 661,575    $ 558,812
   Ratio of gross expense to average net assets ..........        0.55%       0.50%         0.48%        0.45%        0.45%
   Ratio of net expense to average net assets ............        0.55%       0.46%         0.46%        0.45%        0.44%
   Ratio of investment income less gross expenses to
     average net assets ..................................        4.53%       4.81%         4.49%        3.48%        3.75%
   Ratio of net investment income to average net assets ..        4.53%       4.85%         4.51%        3.48%        3.74%
   Portfolio turnover rate ...............................         315%        244%          243%         210%         164%

----------
The Fund commenced operations on January 1, 1994.

(1)  Amount is less than $0.005

                       See notes to financial statements.

                                                                Annual Report 78

FINANCIAL HIGHLIGHTS continued

For the share outstanding for the periods ended October 31st

                                                                                  Payden Opportunity Bond Fund
                                                             -------------------------------------------------------------
                                                                2008         2007         2006         2005         2004
                                                             ---------     --------     ---------   ---------    ---------
Net asset value -- beginning of period ...................   $    9.25     $   9.37     $    9.36   $    9.81    $   10.27
                                                             ---------     --------     ---------   ---------    ---------

Income (loss) from investment activities:
   Net investment income .................................        0.44         0.47          0.42        0.35         0.42
   Net realized and unrealized gains (losses) ............       (1.12)       (0.11)         0.04       (0.37)        0.09
                                                             ---------     --------     ---------   ---------    ---------
     Total from investment activities ....................       (0.68)        0.36          0.46       (0.02)        0.51
                                                             ---------     --------     ---------   ---------    ---------

Distributions to shareholders:
   From net investment income ............................       (0.44)       (0.48)        (0.45)      (0.40)       (0.41)
   From net realized gains ...............................                                              (0.03)       (0.56)
   Return of capital .....................................       (0.00)(1)    (0.00)(1)
                                                             ---------     --------     ---------   ---------    ---------
     Total distributions to shareholders .................       (0.44)       (0.48)        (0.45)      (0.43)       (0.97)
                                                             ---------     --------     ---------   ---------    ---------
Net asset value -- end of period .........................   $    8.13     $   9.25     $    9.37   $    9.36    $    9.81
                                                             =========     ========     =========   =========    =========
     Total return ........................................       (7.71)%       3.97%         5.06%      (0.26)%       5.21%
                                                             =========     ========     =========   =========    =========

Ratios/supplemental data:
   Net assets, end of period (000s) ......................   $  27,330     $ 55,345     $ 114,420   $ 143,728    $ 124,735
   Ratio of gross expense to average net assets ..........        0.84%        0.62%         0.57%       0.52%        0.51%
   Ratio of net expense to average net assets ............        0.60%        0.59%         0.57%       0.52%        0.49%
   Ratio of investment income less gross expenses to
     average net assets ..................................        4.49%        4.85%         4.53%       3.68%        4.26%
   Ratio of net investment income to average net assets ..        4.73%        4.88%         4.53%       3.68%        4.28%
   Portfolio turnover rate ...............................         329%         235%          265%        235%         190%

----------
The Fund commenced operations on December 9, 1996.

                                                                                   Payden High Income Fund
                                                             --------------------------------------------------------------
                                                                2008         2007          2006         2005         2004
                                                             ---------    ---------     ---------    ---------    ---------
Net asset value -- beginning of period ...................   $    8.08    $    8.14     $    8.11    $    8.52    $    8.34
                                                             ---------    ---------     ---------    ---------    ---------

Income (loss) from investment activities:
   Net investment income .................................        0.57         0.58          0.55         0.57         0.59
   Net realized and unrealized gains (losses) ............       (2.19)       (0.04)         0.09        (0.38)        0.18
                                                             ---------    ---------     ---------    ---------    ---------
     Total from investment activities ....................       (1.62)        0.54          0.64         0.19         0.77
                                                             ---------    ---------     ---------    ---------    ---------

Distributions to shareholders:
   From net investment income ............................       (0.57)       (0.60)        (0.54)       (0.60)       (0.59)
   From net realized gains ...............................
   Return of capital .....................................       (0.03)       (0.00)(1)     (0.07)                    (0.01)
                                                             ---------    ---------     ---------    ---------    ---------
     Total distributions to shareholders .................       (0.60)       (0.60)        (0.61)       (0.60)       (0.60)
                                                             ---------    ---------     ---------    ---------    ---------
Proceeds from redemption fees ............................        0.00(1)      0.00(1)       0.00(1)      0.00(1)      0.01
                                                             ---------    ---------     ---------    ---------    ---------
Net asset value -- end of period .........................   $    5.86    $    8.08     $    8.14    $    8.11    $    8.52
                                                             =========    =========     =========    =========    =========
     Total return ........................................      (21.35)%       6.75%         8.19%        2.28%        9.74%
                                                             =========    =========     =========    =========    =========

Ratios/supplemental data:
   Net assets, end of period (000s) ......................   $ 180,009    $ 254,983     $ 263,119    $ 238,784    $ 496,474
   Ratio of gross expense to average net assets ..........        0.72%        0.61%         0.59%        0.53%        0.52%
   Ratio of net expense to average net assets ............        0.69%        0.61%         0.59%        0.53%        0.52%
   Ratio of investment income less gross expenses to
     average net assets ..................................        7.43%        7.06%         6.77%        6.72%        7.19%
   Ratio of net investment income to average net assets ..        7.40%        7.06%         6.77%        6.72%        7.19%
   Portfolio turnover rate ...............................          19%          67%           79%          85%          64%

----------
The Fund commenced operations on December 30, 1997.

                       See notes to financial statements.

79 PAYDEN MUTUAL FUNDS

                                                                             Payden Tax Exempt Bond Fund
                                                             ----------------------------------------------------
                                                               2008       2007       2006       2005       2004
                                                             --------   --------   --------   --------   --------
Net asset value -- beginning of period ...................   $   9.87   $   9.95   $   9.83   $  10.15   $  10.25
                                                             --------   --------   --------   --------   --------

Income (loss) from investment activities:
   Net investment income .................................       0.34       0.37       0.34       0.32       0.35
   Net realized and unrealized gains (losses) ............      (0.33)     (0.10)      0.13      (0.27)      0.06
                                                             --------   --------   --------   --------   --------
     Total from investment activities ....................       0.01       0.27       0.47       0.05       0.41
                                                             --------   --------   --------   --------   --------

Distributions to shareholders:
   From net investment income ............................      (0.34)     (0.35)     (0.33)     (0.33)     (0.33)
   From net realized gains ...............................                            (0.02)     (0.04)     (0.18)
                                                             --------   --------   --------   --------   --------
     Total distributions to shareholders .................      (0.34)     (0.35)     (0.35)     (0.37)     (0.51)
                                                             --------   --------   --------   --------   --------
Net asset value -- end of period .........................   $   9.54   $   9.87   $   9.95   $   9.83   $  10.15
                                                             ========   ========   ========   ========   ========
     Total return ........................................       0.04%      2.76%      4.91%      0.40%      4.16%
                                                             ========   ========   ========   ========   ========

Ratios/supplemental data:
   Net assets, end of period (000s) ......................   $ 13,231   $ 14,022   $ 15,762   $ 23,614   $ 16,574
   Ratio of gross expense to average net assets ..........       1.05%      1.05%      0.91%      0.80%      0.88%
   Ratio of net expense to average net assets ............       0.53%      0.50%      0.50%      0.50%      0.50%
   Ratio of investment income less gross expenses to
     average net assets ..................................       2.92%      2.99%      2.98%      2.95%      2.92%
   Ratio of net investment income to average net assets ..       3.44%      3.54%      3.39%      3.25%      3.30%
   Portfolio turnover rate ...............................         50%        12%        24%        25%        57%

----------
The Fund commenced operations on December 21, 1993.

                                                                      Payden California Municipal Income Fund
                                                             ------------------------------------------------------
                                                               2008        2007       2006       2005        2004
                                                             --------    --------   --------   --------    --------
Net asset value -- beginning of period ...................   $   9.94    $  10.04   $   9.94   $  10.28    $  10.27
                                                             --------    --------   --------   --------    --------

Income (loss) from investment activities:
   Net investment income .................................       0.35        0.36       0.36       0.37        0.35
   Net realized and unrealized gains (losses) ............      (0.36)      (0.10)      0.14      (0.34)       0.08
                                                             --------    --------   --------   --------    --------
     Total from investment activities ....................      (0.01)       0.26       0.50       0.03        0.43
                                                             --------    --------   --------   --------    --------
Distributions to shareholders:
   From net investment income ............................      (0.35)      (0.36)     (0.36)     (0.37)      (0.35)
   From net realized gains ...............................                             (0.04)                 (0.07)
                                                             --------    --------   --------   --------    --------
     Total distributions to shareholders .................      (0.35)      (0.36)     (0.40)     (0.37)      (0.42)
                                                             --------    --------   --------   --------    --------
Net asset value -- end of period .........................   $   9.58    $   9.94   $  10.04   $   9.94    $  10.28
                                                             ========    ========   ========   ========    ========
     Total return ........................................      (0.12)%      2.63%      5.13%     (0.29)%      4.24%
                                                             ========    ========   ========   ========    ========

Ratios/supplemental data:
   Net assets, end of period (000s) ......................   $ 45,015    $ 45,449   $ 43,236   $ 29,416    $ 30,414
   Ratio of gross expense to average net assets ..........       0.65%       0.66%      0.68%      0.65%       0.64%
   Ratio of net expense to average net assets ............       0.53%       0.50%      0.50%      0.50%       0.50%
   Ratio of investment income less gross expenses to
     average net assets ..................................       3.44%       3.44%      3.38%      3.45%       3.28%
   Ratio of net investment income to average net assets ..       3.56%       3.60%      3.56%      3.60%       3.42%
   Portfolio turnover rate ...............................         19%         18%        25%        51%         53%

----------
The Fund  commenced  operations  on December 17,  1998.

(1)  Amount is less than $0.005

                       See notes to financial statements.

                                                                Annual Report 80

FINANCIAL HIGHLIGHTS continued

For the share outstanding for the periods ended October 31st

                                                                             Payden Global Short Bond Fund
                                                       ----------------------------------------------------------------------
                                                           2008              2007          2006          2005        2004
                                                       -------------  ---------------  ------------  ------------  ----------
Net asset value -- beginning of period ............    $   10.07      $     10.15      $     10.28   $     10.45   $   10.46
                                                       ---------      -----------      -----------   -----------   ---------
Income (loss) from investment activities:
   Net investment income...........................         0.46             0.50             0.42          0.35        0.24
   Net realized and unrealized gains (losses) .....        (0.74)           (0.10)            0.02         (0.14)       0.06
                                                       ---------      -----------      -----------   -----------   ---------
     Total from investment activities .............        (0.28)            0.40             0.44          0.21        0.30
                                                       ---------      -----------      -----------   -----------   ---------
Distributions to shareholders:
   From net investment income .....................        (0.41)           (0.48)           (0.52)        (0.38)      (0.23)
   From net realized gains ........................
   Return of capital ..............................        (0.00)(1)        (0.00)(1)        (0.05)                    (0.08)
                                                       ---------      -----------      -----------   -----------   ---------
     Total distributions to shareholders ..........        (0.41)           (0.48)           (0.57)        (0.38)      (0.31)
                                                       ---------      -----------      -----------   -----------   ---------
Net asset value -- end of period ..................    $    9.38      $     10.07      $     10.15   $     10.28   $   10.45
                                                       =========      ===========      ===========   ===========   =========
     Total return .................................        (2.90)%           3.97%            4.37%         1.99%       2.83%
                                                       =========      ===========      ===========   ===========   =========

Ratios/supplemental data:
   Net assets, end of period (000s) ...............    $  68,952      $   119,731      $   180,803   $   198,805   $ 143,215
   Ratio of gross expense to average net assets ...         0.80%            0.61%            0.54%         0.52%       0.58%
   Ratio of net expense to average net assets .....         0.70%            0.57%            0.52%         0.52%       0.58%
   Ratio of investment income less gross expenses
     to average net assets ........................         3.98%            4.71%            4.29%         3.52%       3.03%
   Ratio of net investment income to average net
     assets .......................................         4.08%            4.75%            4.31%         3.52%       3.03%
   Portfolio turnover rate ........................          111%              46%             129%          113%         87%

---------
The Fund commenced operations on September 18, 1996

                                                                        Payden Global Fixed Income Fund
                                                       ----------------------------------------------------------
                                                          2008         2007        2006       2005        2004
                                                       -----------  ---------  ----------  ----------  ----------
Net asset value -- beginning of period ...........     $    8.90    $   9.04   $    9.76   $    9.97   $   10.05
                                                       ---------    --------   ---------   ---------   ---------
Income (loss) from investment activities:
   Net investment income .........................          0.32        0.37        0.25        0.27        0.16
   Net realized and unrealized gains (losses) ....         (0.52)      (0.03)       0.03        0.20        0.21
                                                       ---------    --------   ---------   ---------   ---------
     Total from investment activities ............         (0.20)       0.34        0.28        0.47        0.37
                                                       ---------    --------   ---------   ---------   ---------

Distributions to shareholders:
   From net investment income ....................         (0.49)      (0.26)      (0.34)      (0.68)      (0.29)
   From net realized gains .......................                                 (0.18)
   Return of capital .............................                     (0.22)      (0.48)                  (0.16)
                                                       ---------    --------   ---------   ---------   ---------
     Total distributions to shareholders .........         (0.49)      (0.48)      (1.00)      (0.68)      (0.45)
                                                       ---------    --------   ---------   ---------   ---------
Net asset value -- end of period .................     $    8.21    $   8.90   $    9.04   $    9.76   $    9.97
                                                       =========    ========   =========   =========   =========
     Total return ................................         (2.45)%      3.85%       3.05%       4.78%       3.74%
                                                       =========    ========   =========   =========   =========

Ratios/supplemental data:
   Net assets, end of period (000s) ..............     $  90,675    $ 94,776   $ 158,321   $ 191,746   $ 187,524
   Ratio of gross expense to average net assets ..          0.81%       0.65%       0.59%       0.54%       0.53%
   Ratio of net expense to average net assets ....          0.70%       0.64%       0.58%       0.54%       0.53%
   Ratio of investment income less gross expenses
     to average net assets .......................          3.49%      4.08%       2.80%       2.67%       3.17%
   Ratio of net investment income to average net
     assets ......................................          3.60%      4.09%       2.81%       2.67%       3.17%
   Portfolio turnover rate .......................           279%        214%        198%        252%        160%

---------
The Fund commenced operations on September 1, 1992.

                       See notes to financial statements.

81   PAYDEN MUTUAL FUNDS

                                                                     Payden Emerging Markets Bond Fund
                                                       --------------------------------------------------------------
                                                            2008        2007          2006         2005         2004
                                                       ------------  -------------  ---------    ---------   ---------
Net asset value -- beginning of period ...........     $   13.55     $    13.10     $  12.62     $  11.77     $  12.59
                                                       ---------     ----------     --------     --------     --------
Income (loss) from investment activities:
   Net investment income .........................          0.72           0.71         0.91         0.72         0.69
   Net realized and unrealized gains (losses) ....         (3.42)          0.35         0.29         0.94         0.51
                                                       ---------     ----------     --------     --------     --------
     Total from investment activities ............         (2.70)          1.06         1.20         1.66         1.20
                                                       ---------     ----------     --------     --------     --------
Distributions to shareholders:
   From net investment income ....................         (0.77)         (0.61)       (0.39)       (0.81)       (0.68)
   From net realized gains .......................                                                               (1.38)
   Return of capital .............................         (0.17)                      (0.33)
                                                       ---------     ----------     --------     --------     --------
     Total distributions to shareholders .........         (0.94)         (0.61)       (0.72)       (0.81)       (2.06)
                                                       ---------     ----------     --------     --------     --------
Proceeds from redemption fees ....................          0.00(1)        0.00(1)      0.00(1)      0.00(1)      0.04
                                                       ---------     ----------     --------     --------     --------
Net asset value -- end of period .................     $    9.91     $    13.55      $ 13.10     $  12.62     $  11.77
                                                       =========     ==========     ========     ========     ========
     Total return ................................        (21.19)%         8.34%        9.70%       14.47%       11.04%
                                                       =========     ==========     ========     ========     ========
Ratios/supplemental data:
   Net assets, end of period (000s) ..............     $  73,205     $  158,208     $ 68,976     $ 89,330     $ 26,905
   Ratio of gross expense to average net assets ..          0.88%          0.81%        0.82%        0.80%        0.74%
   Ratio of net expense to average net assets ....          0.88%          0.80%        0.80%        0.80%        0.71%
   Ratio of investment income less gross expenses
     to average net assets .......................          5.74%          5.41%        6.65%        6.04%        5.80%
   Ratio of net investment income to average net
     assets ......................................          5.74%          5.42%        6.67%        6.04%        5.83%
   Portfolio turnover rate .......................           172%           128%         193%          98%         461%

-----------
The Fund commenced operations on December 17, 1998.

                                                                     Payden Value Leaders Fund
                                                     ----------------------------------------------------------
                                                        2008          2007       2006       2005       2004
                                                     ------------  ----------  ---------  ---------  ----------
Net asset value -- beginning of period ...........   $    14.16    $   12.83   $  10.82   $  10.70   $    9.91
                                                     ----------    ---------   --------   --------   ---------
Income (loss) from investment activities:
   Net investment income .........................         0.27         0.25       0.21       0.31        0.20
   Net realized and unrealized gains (losses) ....        (5.79)        1.30       2.04       0.10        0.81
                                                     ----------    ---------   --------   --------   ---------
     Total from investment activities ............        (5.52)        1.55       2.25       0.41        1.01
                                                     ----------    ---------   --------   --------   ---------

Distributions to shareholders:
   From net investment income ....................        (0.28)       (0.22)     (0.24)     (0.29)      (0.23)
   From net realized gains .......................        (0.51)
                                                     ----------    ---------   --------   --------   ---------
     Total distributions to shareholders .........        (0.79)       (0.22)     (0.24)     (0.29)      (0.23)
                                                     ----------    ---------   --------   --------   ---------
Proceeds from redemption fees ....................                                                        0.01
                                                     ----------    ---------   --------   --------   ---------
Net asset value -- end of period .................   $     7.85    $   14.16   $  12.83   $  10.82   $   10.70
                                                     ==========    =========   ========   ========   =========
     Total return ................................       (41.03)%      12.19%     21.10%      3.75%      10.32%
                                                     ==========    =========   ========   ========   =========
Ratios/supplemental data:
   Net assets, end of period (000s) ..............   $   36,220    $  82,907   $ 77,403   $ 33,973   $  58,163
   Ratio of gross expense to average net assets ..         0.90%        0.82%      0.88%      0.84%       0.82%
   Ratio of net expense to average net assets ....         0.80%        0.80%      0.80%      0.80%       0.80%
   Ratio of investment income less gross expenses
     to average net assets .......................         2.00%        1.82%      1.90%      2.28%       1.85%
   Ratio of net investment income to average net
     assets ......................................         2.10%        1.84%      1.98%      2.32%       1.87%
   Portfolio turnover rate .......................          101%          66%        67%        69%         30%

-------
The Fund commenced operations on November 1, 1996.

(1)    Amount is less than $0.005

                       See notes to financial statements.

                                                                Annual Report 82

FINANCIAL HIGHLIGHTS continued

For the share outstanding for the periods ended October 31st

                                                                        Payden Market Return Fund
                                                     ---------------------------------------------------------------
                                                        2008         2007         2006         2005         2004
                                                     -----------  ----------  -----------  ------------  -----------
Net asset value -- beginning of period ...........   $   12.25    $   11.40   $  10.29     $    9.89     $    9.12
                                                     ---------    ---------   --------     ---------     ---------
Income (loss) from investment activities:
   Net investment income .........................        0.37         0.56       0.48          0.32          0.20
   Net realized and unrealized gains (losses) ....       (5.03)        0.84       1.12          0.42          0.78
                                                     ---------    ---------   --------     ---------     ---------
     Total from investment activities ............       (4.66)        1.40       1.60          0.74          0.98
                                                     ---------    ---------   --------     ---------     ---------
Distributions to shareholders:
   From net investment income ....................       (0.32)       (0.55)     (0.49)        (0.34)        (0.21)
   From net realized gains .......................       (0.31)
   Return of capital .............................       (0.01)
                                                     ---------    ---------   --------     ---------     ---------
     Total distributions to shareholders .........       (0.64)       (0.55)     (0.49)        (0.34)        (0.21)
                                                     ---------    ---------   --------     ---------     ---------
Proceeds from redemption fees ....................                                0.00(1)       0.00(1)       0.00(1)
                                                     ---------    ---------   --------     ---------     ---------
Net asset value -- end of period .................   $    6.95    $   12.25   $  11.40     $   10.29     $    9.89
                                                     =========    =========   ========     =========     =========
     Total return ................................      (39.74)%      12.48%     15.83%         7.45%        10.75%
                                                     =========    =========   ========     =========     =========
Ratios/supplemental data:
   Net assets, end of period (000s) ..............   $  23,449    $  64,096   $ 58,251     $  65,299     $  92,989
   Ratio of gross expense to average net assets ..        0.74%        0.63%      0.63%         0.54%         0.61%
   Ratio of net expense to average net assets ....        0.54%        0.45%      0.45%         0.45%         0.45%
   Ratio of investment income less gross expenses
     to average net assets .......................        3.44%        4.51%      4.15%         2.94%         1.84%
   Ratio of net investment income to average net
     assets ......................................        3.64%        4.69%      4.33%         3.03%         2.00%
   Portfolio turnover rate .......................          48%          48%       191%           92%           44%

-----------
The Fund commenced operations on December 30, 1995.

                                                                     Payden U.S. Growth Leaders Fund
                                                     ----------------------------------------------------------------
                                                         2008        2007         2006          2005       2004
                                                     -----------  ---------     ------------  --------  -------------
Net asset value -- beginning of period ...........   $    11.30   $    8.91     $    8.31     $   7.09  $     6.68
                                                     ----------   ---------     ---------     --------  ----------
Income (loss) from investment activities:
   Net investment income .........................         0.01        0.00(3)       0.00(3)      0.02        0.03
   Net realized and unrealized gains (losses) ....        (4.63)       2.39          0.60         1.23        0.41
                                                     ----------   ---------     ---------     --------  ----------
     Total from investment activities ............        (4.62)       2.39          0.60         1.25        0.44
                                                     ----------   ---------     ---------     --------  ----------
Distributions to shareholders:
   From net investment income ....................        (0.01)       0.00(1)                   (0.03)      (0.03)
   From net realized gains .......................        (0.47)
   Return of capital .............................        (0.04)
                                                     ----------   ---------     ---------     --------  ----------
     Total distributions to shareholders .........        (0.52)       0.00(1)       0.00        (0.03)      (0.03)
                                                     ----------   ---------     ---------     --------  ----------
Proceeds from redemption fees ....................         0.00(1)                   0.00(1)                  0.00(1)
                                                     ----------   ---------     ---------     --------  ----------
Net asset value -- end of period .................   $     6.16   $   11.30     $    8.91     $   8.31  $     7.09
                                                     ==========   =========     =========     ========  ==========
     Total return ................................       (42.86)%     26.84%         7.22%       17.64%       6.51%
                                                     ==========   =========     =========     ========  ==========
Ratios/supplemental data:
   Net assets, end of period (000s) ..............   $   85,824   $ 130,625     $  66,166     $ 42,468  $   14,561
   Ratio of gross expense to average net assets ..         0.97%       0.95%         1.00%        1.07%       1.11%
   Ratio of net expense to average net assets ....         0.96%       0.93%         1.00%        1.00%       1.00%
   Ratio of investment income less gross expenses
     to average net assets .......................         0.05%      (0.03%)        0.01%        0.14%       0.29%
   Ratio of net investment income to average net
     assets ......................................         0.06%      (0.01%)        0.01%        0.21%       0.40%
   Portfolio turnover rate .......................          387%        210%          202%         150%        182%

--------
The Fund commenced operations on June 17, 1999.

                       See notes to financial statements.

83   PAYDEN MUTUAL FUNDS

                                                                              Payden Global
                                                                               Equity Fund
                                                                              --------------
                                                                                   2008
                                                                              --------------
Net asset value -- beginning of period ..................................     $        10.00
                                                                              --------------
Income (loss) from investment activities:
   Net investment income ................................................               0.03
   Net realized and unrealized gains (losses) ...........................              (4.40)
                                                                              --------------
     Total from investment activities ...................................              (4.37)
                                                                              --------------
Distributions to shareholders:
   From net investment income ...........................................              (0.03)
   From net realized gains ..............................................
                                                                              --------------
     Total distributions to shareholders ................................              (0.03)
                                                                              --------------
Net asset value -- end of period ........................................     $         5.60
                                                                              ==============
Total return ............................................................             (43.83)%(1)
                                                                              ==============
Ratios/supplemental data:
   Net assets, end of period ............................................     $        9,580
   Ratio of gross expense to average net assets .........................               2.89%(2)
   Ratio of net expense to average net assets ...........................               1.50%(2)
   Ratio of investment income less gross expenses to average net
     assets .............................................................              (0.59)%(2)
   Ratio of net investment income to average net assets .................               0.80%(2)
   Portfolio turnover rate ..............................................                163%(1)

--------
The Fund commenced operations on March 31, 2008.

                                                           Metzler/Payden European Emerging Markets Fund
                                                    -----------------------------------------------------------
                                                        2008        2007         2006         2005       2004
                                                    -----------  ----------  ------------  ----------  --------
Net asset value -- beginning of period ...........  $    42.31   $   30.40   $   23.91     $  17.75    $   3.47
                                                    ----------   ---------   ---------     --------    --------
Income (loss) from investment activities:
   Net investment income .........................        0.29        0.25        0.18         0.21        0.09
   Net realized and unrealized gains (losses) ....      (24.05)      13.30        8.74         7.27        5.55
                                                    ----------   ---------   ---------     --------    --------
     Total from investment activities ............      (23.76)      13.55        8.92         7.48        5.64
                                                    ----------   ---------   ---------     --------    --------
Distributions to shareholders:
   From net investment income ....................       (0.05)      (0.12)       0.00(3)     (0.12)      (0.04)
   From net realized gains .......................       (3.52)      (1.54)      (2.47)       (1.21)      (1.35)
                                                    ----------   ---------   ---------     --------    --------
     Total distributions to shareholders .........       (3.57)      (1.66)      (2.47)       (1.33)      (1.39)
                                                    ----------   ---------   ---------     --------    --------
Proceeds from redemption fees ....................        0.01        0.02        0.04         0.01        0.03
                                                    ----------   ---------   ---------     --------    --------
Net asset value -- end of period .................  $    14.99   $   42.31   $   30.40     $  23.91    $  17.75
                                                    ==========   =========   =========     ========    ========
Total return .....................................      (61.17)%     46.45%      40.54%       44.97%      45.90%
                                                    ==========   =========   =========     ========    ========
Ratios/supplemental data:
Net assets, end of period ........................  $  167,125   $ 606,918   $ 164,157     $ 31,019    $  4,869
   Ratio of gross expense to average net assets ..        1.47%       1.40%       1.71%        3.07%       8.36%
   Ratio of net expense to average net assets ....        1.47%       1.40%       1.24%        1.20%       1.16%
   Ratio of investment income less gross expenses
     to average net assets .......................        0.76%       0.86%       0.78%       (0.77%)     (6.27%)
   Ratio of net investment income to average net
     assets ......................................        0.76%       0.86%       1.25%        1.10%       0.93%
   Portfolio turnover rate .......................         204%        122%        128%         178%         89%

--------------
The Fund commenced operations on December 30, 2002.

(1)  Not annualized

(2)  Annualized

(3)  Amount is less than $0.005

                       See notes to financial statements.

                                                                Annual Report 84

FINANCIAL HIGHLIGHTS continued

For the share outstanding for the periods ended October 31st

                                                                   Metzler/Payden European Leaders Fund
                                                     --------------------------------------------------------------
                                                         2008         2007         2006          2005        2004
                                                     -------------  -----------  ------------  ----------  --------
Net asset value -- beginning of period ...........   $    21.37     $  18.39     $   15.69     $ 13.69     $  12.69
                                                     ----------     --------     ---------     -------     --------
Income (loss) from investment activities:
   Net investment income .........................         0.43         0.30          0.13        0.13         0.13
   Net realized and unrealized gains (losses) ....        (9.69)        4.56          4.05        2.40         1.60
                                                     ----------     --------     ---------     -------     --------
     Total from investment activities ............        (9.26)        4.86          4.18        2.53         1.73
                                                     ----------     --------     ---------     -------     --------

Distributions to shareholders:
   From net investment income ....................        (0.30)       (0.25)        (0.01)      (0.14)       (0.17)
   From net realized gains .......................        (2.42)       (1.63)        (1.47)      (0.39)       (0.56)
   Return of capital .............................        (0.07)
                                                     ----------     --------     ---------     -------     --------
     Total distributions to shareholders .........        (2.79)       (1.88)        (1.48)      (0.53)       (0.73)
                                                     ----------     --------     ---------     -------     --------
Proceeds from redemption fees ....................         0.00(3)      0.00(3)       0.00(3)     0.00(3)
                                                     ----------     --------     ---------     -------     --------
Net asset value -- end of period .................   $     9.32     $  21.37     $   18.39     $ 15.69     $  13.69
                                                     ----------     --------     ---------     -------     --------
     Total return ................................       (49.30)%      28.61%        28.95%      18.83%       13.78%
                                                     ==========     ========     =========     =======     ========
Ratios/supplemental data:
   Net assets, end of period .....................   $    2,960     $ 18,608     $  15,252     $ 7,386     $  3,193
   Ratio of gross expense to average net assets ..         2.19%        1.78%         2.52%       4.06%       10.63%
   Ratio of net expense to average net assets ....         1.43%        1.29%         1.24%       1.20%        1.15%
   Ratio of investment income less gross expenses
     to average net assets .......................         0.96%        1.19%        (0.31%)     (1.98%)      (8.83%)
   Ratio of net investment income to average net
     assets ......................................         1.72%        1.68%         0.97%       0.88%        0.65%
   Portfolio turnover rate .......................           30%         106%          150%        211%         193%

----------
The Fund commenced operations on December 30, 2002.

                                                                           Metzler/Payden International
                                                                                 Real Estate Fund
                                                                           ----------------------------
                                                                               2008              2007
Net asset value -- beginning of period ..................................  $    10.04     $       10.00
                                                                           ----------     -------------
Income (loss) from investment activities:
   Net investment income ................................................        0.13              0.09
   Net realized and unrealized gains (losses) ...........................       (6.30)            (0.03)
                                                                           ----------     -------------
     Total from investment activities ...................................       (6.17)             0.06
                                                                           ----------     -------------
Distributions to shareholders:
   From net investment income ...........................................       (0.24)            (0.02)
   From net realized gains ..............................................
   Return of capital ....................................................       (0.05)
                                                                           ----------     -------------
     Total distributions to shareholders ................................       (0.29)            (0.02)
                                                                           ----------     -------------
Proceeds from redemption fees ...........................................                          0.00(3)
                                                                           ----------     -------------
Net asset value -- end of period ........................................  $     3.58     $       10.04
                                                                           ==========     =============
     Total return .......................................................      (63.16)%            0.61%(1)
                                                                           ==========     =============
Ratios/supplemental data:
   Net assets, end of period ............................................  $    1,907     $       6,436
   Ratio of gross expense to average net assets .........................        3.74%             4.42%(2)
   Ratio of net expense to average net assets ...........................        1.25%             1.25%(2)
   Ratio of investment income less gross expenses to average net
     assets .............................................................       (0.42)%           (1.54%)(2)
   Ratio of net investment income to average net assets .................        2.07%             1.63%(2)
   Portfolio turnover rate ..............................................         125%               78%(1)

-----------
The Fund commenced operations on February 21, 2007.

                       See notes to financial statements.

 85   PAYDEN MUTUAL FUNDS


                                                                               Payden/Wilshire Longevity
                                                                                      Fund 2010+
                                                                               -------------------------
                                                                                 2008             2007
                                                                               --------         --------
Net asset value -- beginning of period ...................................     $  10.61         $  10.00
                                                                               --------         --------
Income (loss) from investment activities:
   Net investment income .................................................         0.41             0.03
   Net realized and unrealized gains (losses) ............................        (3.45)            0.57
   Reimbursement from affiliate for investment transactions ..............                          0.01
                                                                               --------         --------
     Total from investment activities ....................................        (3.04)            0.61
                                                                               --------         --------

Distributions to shareholders:
   From net investment income ............................................        (0.15)
   From net realized gains ...............................................        (0.08)
                                                                               --------         --------
     Total distributions to shareholders .................................        (0.23)            0.00
                                                                               --------         --------
Net asset value -- end of period .........................................     $   7.34         $  10.61
                                                                               ========         ========
Total return .............................................................       (29.22)%           6.10%(1)
                                                                               ========         ========

Ratios/supplemental data:
   Net assets, end of period .............................................     $    627         $  1,975
   Ratio of gross expense to average net assets ..........................        10.47%           13.70%(2)
   Ratio of net expense to average net assets ............................         1.01%            1.06%(2)
   Ratio of investment income less gross expenses to average net assets...        (6.07)%         (11.55)%(2)
   Ratio of net investment income to average net assets ..................         3.39%            1.09%(2)
   Portfolio turnover rate ...............................................           53%              31%(1)

-----------
The Fund commenced operations on June 28, 2007.

                                                                               Payden/Wilshire Longevity
                                                                                      Fund 2020+
                                                                               -------------------------
                                                                                 2008             2007
                                                                               --------         --------
Net asset value -- beginning of period ...................................     $  10.61         $  10.00
                                                                               --------         --------

Income (loss) from investment activities:
   Net investment income .................................................         0.29             0.03
   Net realized and unrealized gains (losses) ............................        (3.49)            0.58
   Reimbursement from affiliate for investment transactions ..............                          0.00(3)
                                                                               --------         --------
     Total from investment activities ....................................        (3.20)            0.61
                                                                               --------         --------

Distributions to shareholders:
   From net investment income ............................................        (0.15)
   From net realized gains ...............................................        (0.08)
                                                                               --------         --------
     Total distributions to shareholders .................................        (0.23)            0.00
                                                                               --------         --------
Net asset value -- end of period .........................................     $   7.18         $  10.61
                                                                               ========         ========
Total return .............................................................       (30.84)%           6.10%(1)
                                                                               ========         ========

Ratios/supplemental data:

   Net assets, end of period .............................................     $  1,696         $  1,895
   Ratio of gross expense to average net assets ..........................         6.85%           13.49%(2)
   Ratio of net expense to average net assets ............................         0.96%            0.99%(2)
   Ratio of investment income less gross expenses to average net assets...        (2.99)%         (11.60)%(2)
   Ratio of net investment income to average net assets ..................         2.90%            0.90%(2)
   Portfolio turnover rate ...............................................           86%              37%(1)

-----------
Fund commenced operations on June 28, 2007.

(1)   Not annualized

(2)   Annualized

(3)   Amount is less than $0.005

                       See notes to financial statements.

                                                                Annual Report 86

FINANCIAL HIGHLIGHTS continued

For the share outstanding for the periods ended October 31st

                                                                               Payden/Wilshire Longevity
                                                                                      Fund 2030+
                                                                               -------------------------
                                                                                 2008             2007
                                                                               --------         --------
Net asset value -- beginning of period ...................................     $  10.66         $  10.00
                                                                               --------         --------

Income (loss) from investment activities:
   Net investment income .................................................         0.25             0.01
   Net realized and unrealized gains (losses) ............................        (3.95)            0.65
   Reimbursement from affiliate for investment transactions ..............                          0.00(3)
                                                                               --------         --------
     Total from investment activities ....................................        (3.70)            0.66
                                                                               --------         --------

Distributions to shareholders:
   From net investment income ............................................        (0.14)
   From net realized gains ...............................................        (0.06)
                                                                               --------         --------
     Total distributions to shareholders .................................        (0.20)            0.00
                                                                               --------         --------
Net asset value -- end of period .........................................     $   6.76         $  10.66
                                                                               ========         ========
Total return .............................................................       (35.39)%           6.60%(1)
                                                                               ========         ========

Ratios/supplemental data:
   Net assets, end of period .............................................     $  1,341         $  2,831
   Ratio of gross expense to average net assets ..........................         6.55%           11.34%(2)
   Ratio of net expense to average net assets ............................         0.90%            0.92%(2)
   Ratio of investment income less gross expenses to average net  assets..        (2.94)%         (10.03)%(2)
   Ratio of net investment income to average net assets ..................         2.71%            0.39%(2)
   Portfolio turnover rate ...............................................           45%              34%(1)

-----------
The Fund commenced operations on June 28, 2007.

                                                                               Payden/Wilshire Longevity
                                                                                      Fund 2040+
                                                                               -------------------------
                                                                                 2008             2007
                                                                               --------         --------
Net asset value -- beginning of period ....................................    $  10.71         $  10.00
                                                                               --------         --------

Income (loss) from investment activities:
   Net investment income ..................................................        0.19            (0.01)
   Net realized and unrealized gains (losses) .............................       (4.52)            0.72
   Reimbursement from affiliate for investment transactions ...............
                                                                               --------         --------
     Total from investment activities .....................................       (4.33)            0.71
                                                                               --------         --------

Distributions to shareholders:
   From net investment income .............................................       (0.13)
   From net realized gains ................................................       (0.06)
                                                                               --------         --------
     Total distributions to shareholders ..................................       (0.19)            0.00
                                                                               --------         --------
Net asset value -- end of period ..........................................    $   6.19         $  10.71
                                                                               ========         ========
Total return ..............................................................      (41.10)%           7.10%(1)
                                                                               ========         ========

Ratios/supplemental data:
   Net assets, end of period ..............................................    $  1,520         $  2,195
   Ratio of gross expense to average net assets ...........................        6.61%           12.65%(2)
   Ratio of net expense to average net assets .............................        0.82%            0.84%(2)
   Ratio of investment income less gross expenses to average net assets ...       (3.82)%         (12.00)%(2)
   Ratio of net investment income to average net assets ...................        1.97%           (0.19)%(2)
   Portfolio turnover rate ................................................          19%              43%(1)

-----------
Fund commenced operations on June 28, 2007.

                       See notes to financial statements.

87 PAYDEN MUTUAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Payden & Rygel Investment Group and The Metzler/Payden Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Opportunity Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Value Leaders Fund, Payden Market Return Fund, Payden U.S. Growth Leaders Fund, Payden Global Equity Fund, Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+ and Payden/Wilshire Longevity Fund 2040+, certain portfolios constituting The Payden & Rygel Investment Group (the "Payden Funds"), and Metzler/Payden European Emerging Markets, Metzler/Payden European Leaders Fund, and Metzler/Payden International Real Estate Fund, comprising The Metzler/Payden Investment Group (the "Metzler/Payden Funds") as of October 31, 2008, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Payden Funds' and Metzler/Payden Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform each audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Payden Funds and Metzler/Payden Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Payden Funds' and Metzler/Payden Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above included in The Payden & Rygel Investment Group and The Metzler/Payden Investment Group as of October 31, 2008, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
December 26, 2008

                                                                Annual Report 88

FUND EXPENSES

UNDERSTANDING YOUR FUND'S EXPENSES

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

ACTUAL EXPENSES

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2008. It uses the Fund's actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

                                                                                                          Annual       Expenses
                                                               Value            Value          6-Month    Expense    Paid During
                                                            May 1, 2008    October 31, 2008    Return      Ratio      the Period
                                                            -----------    ----------------    -------    -------    -----------
Payden Cash Reserves Money Market ....................      $ 1,000.00        $ 1,009.80         0.98%     0.26%       $ 1.32
Payden Limited Maturity ..............................        1,000.00            995.20        -0.48%     0.50%         2.51
Payden Short Bond ....................................        1,000.00            989.00        -1.10%     0.53%         2.66
Payden U.S. Government ...............................        1,000.00          1,013.70         1.37%     0.60%         3.05
Payden GNMA ..........................................        1,000.00            998.30        -0.17%     0.50%         2.52
Payden Core Bond .....................................        1,000.00            929.00        -7.10%     0.60%         2.92
Payden Opportunity Bond ..............................        1,000.00            909.60        -9.04%     0.60%         2.89
Payden High Income ...................................        1,000.00            784.70       -21.53%     0.71%         3.19
Payden Tax Exempt Bond ...............................        1,000.00            981.30        -1.87%     0.55%         2.75
Payden California Municipal Income ...................        1,000.00            978.10        -2.19%     0.55%         2.74
Payden Global Short Bond .............................        1,000.00            972.10        -2.79%     0.70%         3.48
Payden Global Fixed Income ...........................        1,000.00            967.40        -3.26%     0.70%         3.47
Payden Emerging Markets Bond .........................        1,000.00            803.40       -19.66%     0.87%         3.95
Payden Value Leaders .................................        1,000.00            667.20       -33.28%     0.80%         3.36
Payden Market Return .................................        1,000.00            681.50       -31.85%     0.60%         2.54
Payden U.S. Growth Leaders ...........................        1,000.00            641.70       -35.83%     0.96%         3.97
Payden Global Equity .................................        1,000.00            529.40       -47.06%     1.50%         5.78
Metzler/Payden European Emerging Markets .............        1,000.00            425.40       -57.46%     1.44%         5.17
Metzler/Payden European Leaders Fund .................        1,000.00            557.90       -44.21%     1.50%         5.89
Metzler/Payden International Real Estate .............        1,000.00            467.40       -53.26%     1.25%         4.62
Payden/Wilshire Longevity Fund 2010+ .................        1,000.00            738.40       -26.16%     1.01%         4.43
Payden/Wilshire Longevity Fund 2020+ .................        1,000.00            731.90       -26.81%     0.96%         4.19
Payden/Wilshire Longevity Fund 2030+ .................        1,000.00            696.90       -30.31%     0.90%         3.85
Payden/Wilshire Longevity Fund 2040+ .................        1,000.00            655.00       -34.50%     0.82%         3.42

89 PAYDEN MUTUAL FUNDS

HYPOTHETICAL EXPENSES

The table below is provided so that you can compare a Fund's ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund's actual return, and the Fund's actual expense ratio (184/365 days) for the six-month period ended October 31, 2008 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

                                                                                                          Annual      Expenses
                                                               Value             Value         6-Month    Expense    Paid During
                                                            May 1, 2008    October 31, 2008    Return      Ratio      the Period
                                                            -----------    ----------------    -------    -------    -----------
Payden Cash Reserves Money Market.....................      $ 1,000.00        $ 1,023.89        2.39%      0.26%       $  1.33
Payden Limited Maturity ..............................        1,000.00          1,022.68        2.27%      0.50%          2.55
Payden Short Bond.....................................        1,000.00          1,022.53        2.25%      0.53%          2.70
Payden U.S. Government................................        1,000.00          1,022.18        2.22%      0.60%          3.06
Payden GNMA ..........................................        1,000.00          1,022.68        2.27%      0.50%          2.55
Payden Core Bond .....................................        1,000.00          1,022.18        2.22%      0.60%          3.06
Payden Opportunity Bond ..............................        1,000.00          1,022.18        2.22%      0.60%          3.06
Payden High Income ...................................        1,000.00          1,021.63        2.16%      0.71%          3.62
Payden Tax Exempt Bond ...............................        1,000.00          1,022.43        2.24%      0.55%          2.80
Payden California Municipal Income ...................        1,000.00          1,022.43        2.24%      0.55%          2.80
Payden Global Short Bond .............................        1,000.00          1,021.68        2.17%      0.70%          3.57
Payden Global Fixed Income ...........................        1,000.00          1,021.68        2.17%      0.70%          3.57
Payden Emerging Markets Bond .........................        1,000.00          1,020.82        2.08%      0.87%          4.43
Payden Value Leaders .................................        1,000.00          1,021.17        2.12%      0.80%          4.08
Payden Market Return .................................        1,000.00          1,022.18        2.22%      0.60%          3.06
Payden U.S. Growth Leaders ...........................        1,000.00          1,020.37        2.04%      0.96%          4.89
Payden Global Equity .................................        1,000.00          1,017.64        1.76%      1.50%          7.63
Metzler/Payden European Emerging Markets..............        1,000.00          1,017.95        1.79%      1.44%          7.32
Metzler/Payden European Leaders Fund .................        1,000.00          1,017.64        1.76%      1.50%          7.63
Metzler/Payden International Real Estate..............        1,000.00          1,018.90        1.89%      1.25%          6.36
Payden/Wilshire Longevity Fund 2010+ .................        1,000.00          1,020.11        2.01%      1.01%          5.14
Payden/Wilshire Longevity Fund 2020+ .................        1,000.00          1,020.37        2.04%      0.96%          4.89
Payden/Wilshire Longevity Fund 2030+ .................        1,000.00          1,020.67        2.07%      0.90%          4.58
Payden/Wilshire Longevity Fund 2040+ .................        1,000.00          1,021.07        2.11%      0.82%          4.18

                                                                Annual Report 90

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

PAYDEN & RYGEL INVESTMENT GROUP

1. BACKGROUND

On June 17, 2008, the Board of Trustees of The Payden & Rygel Investment Group (the "Trust") unanimously approved the Investment Management Agreement (the "Agreement") between the investment adviser, Payden & Rygel (the "Adviser"), and the Trust with respect to seventeen of its mutual funds (each a "Paydenfund" and collectively the "Paydenfunds")(1) for an additional year through June 30, 2009. The Board approved the Agreement following the recommendation of the Board's Audit Committee (the "Committee"), which is composed of all of the Trust's independent Trustees. The Board and the Committee determined that the advisory fee structure for each Paydenfund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of each Paydenfund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the factors discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2. NATURE, EXTENT AND QUALITY OF SERVICES

The Board and Committee considered the depth and quality of the Adviser's investment advisory process, the breadth, depth and quality of the Adviser's investment professionals providing services to each Paydenfund, the experience, capability and integrity of the Adviser's senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and steady growth of the Adviser. They also considered the Adviser's ability and commitment to attract and retain qualified personnel and to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser's commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. The Board and Committee concluded that the nature, extent and quality of the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

3. INVESTMENT RESULTS

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser's expectations and to the Adviser's plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the Trust for this purpose, which contained each Paydenfund's performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the "Peer Group") selected by the third party, and (2) each Paydenfund's benchmark index. The Board and Committee concluded that overall the short- and long-term results for the seventeen Paydenfunds have been satisfactory, and that in the case of those Paydenfunds where the Adviser concluded that improvement should be made, the plan to achieve that appeared sound and reasonable. In sum, the Board and Committee concluded that the Adviser's record in managing each Paydenfund indicated that its continued management should benefit each Paydenfund and its shareholders.

-------------

(1) The Paydenfunds are the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Core Bond, Opportunity Bond, High Income, Tax Exempt Bond, California Municipal Income, Global Short Bond, Global Fixed Income, Emerging Markets Bond, Value Leaders, U.S. Growth Leaders and Global Equity Funds. The Board will consider extending the investment advisory agreement between the Trust and the investment adviser, Payden & Rygel and the sub-investment adviser, Wilshire Associates Incorporated, with respect to the Payden/Wilshire Longevity Funds 2010+, 2020+, 2030+, and 2040+ in June 2009.

91 PAYDEN MUTUAL FUNDS

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the Committee reviewed each Paydenfund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, and actual non-management fees, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund remain below, and quite often significantly below, the advisory fees and expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. Overall, the Board and Committee concluded that each Paydenfund's cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund's shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

5. ADVISER PROFITABILITY AND INDIRECT BENEFITS

The Board and Committee reviewed information at the Trust level regarding the Adviser's cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser, and reviewed the Adviser's cost allocation methodology used to determine the profitability to the Adviser of providing services to the Paydenfunds. Based on the information received, the Board and Committee concluded that the profits earned by the Adviser did not appear excessive in view of the advisory, administrative and other services provided to the Paydenfunds. The Board and Committee further noted that the Adviser indirectly benefits from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds. In addition, the wide array of investment strategies offered by the Paydenfunds is an attractive investment alternative for small and mid-sized pension plans, foundations and the like. Finally, the availability of mutual funds enhances the Adviser's business reputation and name recognition.

METZLER/PAYDEN INVESTMENT GROUP

1. BACKGROUND

On June 17, 2008, the Board of Trustees of The Metzler/Payden Investment Group (the "Trust") unanimously approved the Investment Management Agreement (the "Agreement") between the investment adviser, Metzler/Payden LLC (the "Adviser"), and the Trust with respect to its three mutual fund, the Metzler/Payden European Emerging Markets Fund, the Metzler/Payden European Leaders Fund and the Metzler/Payden International Real Estate Fund (each a "Fund" and collectively the "Funds") for an additional year through June 30, 2009. The Board approved the Agreement following the recommendation of the Board's Audit Committee (the "Committee"), which is composed of all of the Trust's independent Trustees. The Board and the Committee determined that the advisory fee structure for each Fund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of each Fund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the factors discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2. NATURE, EXTENT AND QUALITY OF SERVICES

The Board and Committee considered the depth and quality of the Adviser's investment advisory process, the breadth, depth and quality of the Adviser's investment professionals providing services to each Fund, the experience, capability and integrity of the Adviser's senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and steady growth of the Adviser. They also considered the Adviser's ability and commitment to attract and retain qualified personnel and to maintain and enhance its investment advisory resources and information technology systems. The Board and

                                                                Annual Report 92

APPROVAL OF INVESTMENT ADVISORY AGREEMENT continued

Committee further considered the Adviser's commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser provided each Fund under the Agreement. The Board and Committee concluded that the nature, extent and quality of the investment advisory and related services provided by the Adviser have benefited and should continue to benefit each Fund and its shareholders.

3. INVESTMENT RESULTS

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Fund compared to its respective peers and benchmark indices. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the Trust for this purpose, which contained each Fund's performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the "Peer Group") selected by the third party, and (2) each Fund's benchmark index. The Board and Committee concluded that overall the short- and long-term results for the Metzler/Payden European Emerging Markets and Metzler/Payden European Leaders Funds have been satisfactory. In the case of the Metzler/Payden International Real Estate Fund, the Adviser discussed the reasons underlying the Fund's performance and the Adviser's plan to improve it, and the Board and Committee concluded that the Adviser's plan appeared sound and reasonable. In sum, the Board and Committee concluded that the Adviser's record in managing each Fund indicated that its continued management should benefit each Fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the Committee reviewed each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, and actual non-management fees, and compared those fees and expenses to the fee and expense information for the Peer Group for each Fund. They observed that the advisory fees and expenses for each Fund remain competitive, or below, the advisory fees and expenses of its Peer Group. The Board and Committee also noted that the investment mandates for the Adviser's institutional clients were not equity mandates, as is the case with each of the Funds. Thus, any fee comparison between the two is not relevant. Overall, the Board and Committee concluded that each Fund's cost structure was fair and reasonable in relation to the services provided, and that each Fund's shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

5. ADVISER PROFITABILITY AND INDIRECT BENEFITS

The Board and Committee reviewed information on a fund complex basis regarding the Adviser's cost of providing services to the Funds, as well as the resulting level of profits to the Adviser, and reviewed the cost allocation methodology used to determine the profitability to the Adviser of providing services to the Funds. Based on the review of the information received, the Board and Committee each concluded that the profits earned by the Adviser were not excessive in light of the advisory, administrative and other services provided to the Funds. Finally, the Board and Committee noted that the Adviser is indirectly benefited from its advisory relationship with the Funds by its ability to more efficiently invest the assets of small, separately managed accounts in the Funds. In addition, the availability of mutual funds enhances the Adviser's business reputation and name recognition.

93 PAYDEN MUTUAL FUNDS

TRUSTEES AND OFFICERS

                               Position       Year                                                Funds      Other Directorships
Name & Address                 with Fund    Elected          Principal Occupation(s)             Series              Held
--------------               -------------  -------  ------------------------------------------  -------  --------------------------
333 S. Grand Avenue
Los Angeles, CA 90071

Trustees (1)

W. D. Hilton, Jr.             Independent     1993   President and CEO, Trust Service, Inc.;       PRIG
                                Trustee              Executive Director, NGC Bodily Injury         MPIG
                                                     Trust; and Managing Trustee, Fuller-Austin
                                                     Trust

James Clayburn LaForce, Jr.   Independent     1992   Dean Emeritus, The John E. Anderson School    PRIG   Trustee, Advisors Series
                                Trustee              of Management at the University of                   Trust; Director,
                                                     California, Los Angeles                       MPIG   Aetna Pharmaceuticals,
                                                                                                          Inc.

Gerald S. Levey, M.D.         Independent     2000   Vice Chancellor, Medical Sciences, and        PRIG
                                Trustee              Dean, David Geffen School of Medicine at the  MPIG
                                                     University of California, Los Angeles

Thomas V. McKernan, Jr.       Independent     1993   President and CEO, Automobile Club of         PRIG   Director, Blue Shield of
                                Trustee              Southern California                                  California; Director,
                                                                                                          Forest Lawn Memorial Park

Dennis C. Poulsen             Independent     1992   Chairman of the Board, Rose Hills             PRIG   Director, Rose Hills
                                Trustee              Company                                              Company; Director,Ameron
                                                                                                          International Corp.

Stender E. Sweeney            Independent     1992   Private Investor                              PRIG   Director, Avis Budget
                                Trustee                                                                   Group, Inc.

Joan A. Payden                Interested      1992   President, CEO and Director,                  PRIG
                                Trustee              Payden & Rygel

Christopher N. Orndorff       Interested      1992   Managing, Principal and Director,             PRIG
                                Trustee              Payden & Rygel

Mary Beth Syal                Interested      2000   Managing, Principal and Director,             PRIG
                                Trustee              Payden & Rygel

Scott J. Weiner               Interested      2002   Managing, Principal and Director,             MPIG
                                Trustee              Payden & Rygel

Norbert F.J. Enste            Interested      2002   Vice Chairman and Director, Metzler/          MPIG
                                Trustee              Payden, LLC; Principal and Director,
                                                     B. Metzler sell. Sohn & Co.
                                                     Holding KGaA; Chairman,
                                                     Supervisory Board, Metzler
                                                     Investment GmbH

Officers (2)

Joan A. Payden               Chairman and     1992   President, CEO and Director, Payden &         PRIG
                                  CEO                Rygel

Scott J. Weiner              Chairman and     2002   Managing, Principal and Director,             MPIG
                               President             Payden & Rygel

Yot Chattrabhuti                 Vice         1997   Principal, Payden & Rygel                     PRIG
                               President                                                           MPIG

Bradley F. Hersh                 Vice         1998   Vice President and Treasurer, Payden &        PRIG
                             President and           Rygel                                         MPIG
                               Treasurer

Prank Peter Martin             Executive      2002   Executive Vice President, Metzler/            MPIG
                                 Vice                Pyden, LLC; Managing Director
                               President             Metzler Investment GmbH; Managing
                                                     Director, Schroeders Investment
                                                     Management GmbH

Brian W. Matthews                 CFO         2003   Managing Principal, CFO and Director,         PRIG
                                                     Payden & Rygel                                MPIG

                                                                Annual Report 94

TRUSTEES AND OFFICERS continued

                               Position      Year                                                 Funds       Other Directorships
Name & Address                 with Fund    Elected           Principal Occupation(s)             Series             Held
--------------               -------------  -------  ------------------------------------------  -------  --------------------------
David L. Wagner                  Vice        1996    Senior Vice President, Risk Management,       PRIG
                             President and           Payden & Rygel                                MPIG
                                 CCO

Edward S. Garlock              Secretary     1997    Managing Principal, General Counsel and       PRIG
                                                     Director, Payden & Rygel                      MPIG

Additional information about the Trustees can be found in the SAI.

PRIG-Payden and Rygel Investment Group

MPIG-Metzler/Payden Investment Group

----------

(1) Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2) Officers are elected by, and serve at the pleasure of, The Board of Trustees.

95 PAYDEN MUTUAL FUNDS

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                Annual Report 96

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

97 PAYDEN MUTUAL FUNDS

      IMPORTANT INFORMATION: THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR SHAREHOLDERS OF THE PAYDENFUNDS ONLY. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS WHICH PROVIDES FURTHER DETAILS.

      THE PERFORMANCE NUMBERS PRESENTED IN THIS REPORT ARE DERIVED FROM HISTORICAL MARKET DATA. THERE IS NO GUARANTEE OF FUTURE PERFORMANCE NOR ARE FUND SHARES GUARANTEED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FUND SHARES ARE SOLD THROUGH PAYDEN & RYGEL DISTRIBUTORS, MEMBER NASD.

      THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. FORMS N-Q ARE AVAILABLE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV OR THE FUND'S FORMS N-Q MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON D.C. INFORMATION REGARDING THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800 SEC-0330.

      TO VIEW THE FUND'S PROXY VOTING GUIDELINES AND PROXY VOTING RECORD, VISIT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. YOU MAY ALSO CALL 800 572-9336 TO REQUEST A FREE COPY OF THE PROXY VOTING GUIDELINES.

>> U.S. BOND FUNDS
Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund (PYLMX)
Payden Short Bond Fund (PYSBX)
Payden U.S. Government Fund (PYUSX)
Payden GNMA Fund (PYGNX)
Payden Core Bond Fund (PYCBX)
Payden Opportunity Bond Fund (PYOBX)
Payden High Income Fund (PYHRX)

>> TAX EXEMPT BOND FUNDS
Payden Tax Exempt Bond Fund (PYTEX)
Payden California Municipal Income Fund (PYCRX)

>> GLOBAL BOND FUNDS
Payden Global Short Bond Fund (PYGSX)
Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund (PYEMX)

>> U.S. EQUITY FUNDS
Payden Value Leaders Fund (PYVLX)
Payden Market Return Fund (PYMRX)
Payden U.S. Growth Leaders Fund (PUGLX)

>> INTERNATIONAL EQUITY FUNDS
Payden Global Equity Fund (PYGEX)
Metzler/Payden European Emerging Markets Fund (MPYMX)
Metzler/Payden European Leaders Fund (MPYGX)
Metzler/Payden International Real Estate Fund (MPREX)

>> TARGET DATE FUNDS
Payden/Wilshire Longevity Fund 2010+ (PWLFX)
Payden/Wilshire Longevity Fund 2020+ (PWLHX)
Payden/Wilshire Longevity Fund 2030+ (PWLJX)
Payden/Wilshire Longevity Fund 2040+ (PWLLX)

PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com

ITEM 2. CODE OF ETHICS

Effective June 9, 2003, the registrant adopted "The Metzler/Payden Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers" (the "Supplemental Code of Ethics") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant's Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Metzler/Payden Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental Code of Ethics is also posted on the registrant's Internet website at www.metzlerpayden.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

At its meeting on December 16, 2008, the registrant's Board of Trustees determined that W.D. Hilton, Jr., who is an independent Trustee of the registrant, is the audit committee financial expert for the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees:

      Fiscal year ending October 31, 2008: $87,400
      Fiscal year ending October 31, 2007: $83,220

(b) Audit-Related Fees:

      Fiscal year ending October 31, 2008: $0
      Fiscal year ending October 31, 2007: $0

(c) Tax Fees - For preparation of the annual tax returns (state and Federal) for each Fund:

      Fiscal year ending October 31, 2008: $14,400
      Fiscal year ending October 31, 2007: $13,830

(d) All Other Fees:

      Fiscal year ending October 31, 2008: $0
      Fiscal year ending October 31, 2007: $0

(e)(l) The Audit Committee of the registrant's Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant's principal accountant, and the fees for such services, prior to any engagement.

(e)(2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee of the registrant's Board of Trustees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees:

      Fiscal year ending October 31, 2008: $14,400 (Item 4(c))
      Fiscal year ending October 31, 2007: $13,830 (Item 4(c))

(h) In the fiscal years ending October 31, 2008 and October 31, 2007, the registrant's principal accountant did not provide any non-audit services to the registrant's investment adviser, Metzler/Payden, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant's Board of Trustees considers the appointment and scope of services and fees tor the registrant's principal accountant, the Audit Committee considers whether the provision of services by the registrant's principal accountant to the registrant's investment adviser, Metzler/Payden, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as a part of the report to shareholders filed under Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant's disclosure controls and procedures are effective in ensuring that the information required to be disclosed by the registrant in this report is accumulated and communicated to them as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     The Metzler/Payden Investment Group

                                     By:        /s/ SCOTT J. WEINER
                                         -----------------------------------
                                                  SCOTT J. WEINER
                                               CHAIRMAN AND PRESIDENT

Date: December 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     The Metzler/Payden Investment Group

                                     By:        /s/ BRIAN W. MATTHEWS
                                         -----------------------------------
                                                  BRIAN W. MATTHEWS
                                                 VICE PRESIDENT AND
                                               CHIEF FINANCIAL OFFICER

Date: December 30, 2008